                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-3178

                          RIVERSOURCE BOND SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 7/31

Date of reporting period: 7/31

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
FLOATING RATE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2009
(Prospectus also enclosed)

RIVERSOURCE FLOATING RATE FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT INCOME AND,
AS A SECONDARY OBJECTIVE, PRESERVATION OF CAPITAL.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   38

Statement of Operations............   39

Statements of Changes in Net
  Assets...........................   40

Financial Highlights...............   41

Notes to Financial Statements......   48

Report of Independent Registered
  Public Accounting Firm...........   65

Federal Income Tax Information.....   67

Board Members and Officers.........   68

Approval of Investment Management
  Services Agreement...............   72

Proxy Voting.......................   75




--------------------------------------------------------------------------------
                         RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Floating Rate Fund (the Fund) Class A shares declined 5.95%
  (excluding sales charge) for the 12 months ended July 31, 2009.

> The Fund underperformed its benchmark, the unmanaged Credit Suisse First
  Boston Leveraged Loan Index, which fell 3.06% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2009)
--------------------------------------------------------------------------------


                                                            SINCE
                                                          INCEPTION
                                         1 YEAR  3 YEARS   2/16/06
-------------------------------------------------------------------
RiverSource Floating Rate Fund
  Class A (excluding sales charge)       -5.95%   -1.61%    -0.49%
-------------------------------------------------------------------
Credit Suisse First Boston Leveraged
  Loan Index (unmanaged)                 -3.06%   -0.27%    +0.59%
-------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 3.00% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in sales charges and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JULY 31, 2009
                                                             SINCE
Without sales charge                      1 YEAR  3 YEARS  INCEPTION
Class A (inception 2/16/06)               -5.95%   -1.61%    -0.49%
--------------------------------------------------------------------
Class B (inception 2/16/06)               -6.55%   -2.35%    -1.24%
--------------------------------------------------------------------
Class C (inception 2/16/06)               -6.65%   -2.35%    -1.25%
--------------------------------------------------------------------
Class I (inception 2/16/06)               -5.55%   -1.30%    -0.18%
--------------------------------------------------------------------
Class R4 (inception 2/16/06)              -5.71%   -1.33%    -0.23%
--------------------------------------------------------------------
Class R5 (inception 8/1/08)              - 5.57%     N/A     -5.57%
--------------------------------------------------------------------
Class W (inception 12/1/06)               -6.07%     N/A     -2.77%
--------------------------------------------------------------------

With sales charge
Class A (inception 2/16/06)               -8.77%   -2.60%    -1.37%
--------------------------------------------------------------------
Class B (inception 2/16/06)              -11.08%   -3.19%    -1.96%
--------------------------------------------------------------------
Class C (inception 2/16/06)               -7.54%   -2.35%    -1.25%
--------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 3.00%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4, Class R5 and Class W shares. Class I, Class R4 and Class R5 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts.


--------------------------------------------------------------------------------
                         RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



        DURATION
SHORT    INT.     LONG
                          HIGH
                          MEDIUM   QUALITY
   X                      LOW



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)     3.7 years
--------------------------------------
Weighted average loan and
  bond rating(2)                     B
--------------------------------------





(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) WEIGHTED AVERAGE LOAN AND BOND RATING represents the average credit quality of the underlying loans and bonds in the portfolio.

The Floating Rate Fund is designed for investors with an above average risk tolerance. The Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal risks of investing in the fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, derivatives risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general. Limited liquidity will affect the ability of the Fund to purchase or sell floating rate loans and have a negative impact on fund performance. The floating rate loans and securities in which the Fund invests are lower-rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities. See the Fund's prospectus for information on these and other risks associated with the Fund.


--------------------------------------------------------------------------------
4  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

At July 31, 2009, approximately 28% of RiverSource Floating Rate Fund's (the
Fund) shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 58, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information of the Fund's expenses, see the discussions beginning on pages 14 and 54.

Dear Shareholder,

RiverSource Floating Rate Fund (the Fund) Class A shares declined 5.95% (excluding sales charge) for the 12 months ended July 31, 2009. The Fund underperformed its benchmark, the unmanaged Credit Suisse First Boston Leveraged Loan Index (CSFB Index), which fell 3.06% during the same period.

ASSET ALLOCATION & SECTOR DIVERSIFICATION(1)
(at July 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

BONDS                                       5.2%
------------------------------------------------
Consumer Discretionary                      2.2%
------------------------------------------------
Consumer Staples                            0.2%
------------------------------------------------
Health Care                                 0.4%
------------------------------------------------
Industrials                                 0.2%
------------------------------------------------
Materials                                   1.0%
------------------------------------------------
Telecommunication                           1.2%
------------------------------------------------

SENIOR LOANS                               87.5%
------------------------------------------------
Consumer Discretionary                     21.8%
------------------------------------------------
Consumer Staples                            7.9%
------------------------------------------------
Energy                                      2.2%
------------------------------------------------
Financials                                  0.4%
------------------------------------------------
Health Care                                10.9%
------------------------------------------------
Industrials                                 9.6%
------------------------------------------------
Materials                                   9.0%

------------------------------------------------


--------------------------------------------------------------------------------
                         RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

ASSET ALLOCATION & SECTOR DIVERSIFICATION(1)
(continued)
(at July 31, 2009; % of portfolio assets)
------------------------------------------------
Telecommunication                          17.4%
------------------------------------------------
Utilities                                   8.3%
------------------------------------------------
CASH & CASH EQUIVALENTS                     7.3%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments as of July 31, 2009. The Fund's composition is subject to change.

SIGNIFICANT PERFORMANCE FACTORS
The annual period ended July 31, 2009 was one of extreme volatility in the capital markets broadly and the leveraged bank loan market more specifically. The turmoil that engulfed the capital markets beginning in mid-2007 accelerated materially in mid-September 2008 with the bankruptcy of Lehman Brothers and the government seizure or bailout of several other major financial institutions deemed too big to fail. Floating rate assets fell significantly, and leveraged bank loans in particular experienced a decline in value during the fourth quarter of 2008 never

QUALITY BREAKDOWN (at July 31, 2009; % of portfolio assets excluding cash equivalents and equities)
---------------------------------------------------------------------

BBB rating                                  3.0%
------------------------------------------------
BB rating                                  27.9%
------------------------------------------------
B rating                                   52.6%
------------------------------------------------
CCC rating                                 11.4%
------------------------------------------------
CC rating                                   1.5%
------------------------------------------------
C rating                                    0.3%
------------------------------------------------
D rating                                    0.3%
------------------------------------------------
Non-rated                                   3.0%
------------------------------------------------


Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of loans and bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating. Ratings for 2.0% of the loan and bond portfolio assets were determined through internal analysis.


--------------------------------------------------------------------------------
6  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

before seen in this asset class. Indeed, the fourth quarter decline in leveraged bank loans far eclipsed the downturn of July 2007 and the entire decrease seen during 2001-2002. (A floating rate debt instrument is a bond or loan whose interest rate floats, or resets, based on a market interest rate plus a premium.) The last three months of 2008 were the culmination of a year during which the effects of a deteriorating global economy, an extremely weak consumer, and a fragile banking system began to be fully appreciated. Equities, which had been relatively stable for most of the third quarter of 2008, sold off dramatically during the fourth quarter and continued to fall, reaching new lows in March 2009.

In the leveraged bank loan market, technical factors continued to pressure prices of high yield loans. Forced selling continued as market value triggers were breached. Hedge funds were hit with massive redemptions, and retail fund outflows continued. These technical pressures were exacerbated by fundamental credit concerns, as the depth of the economic downturn and its resulting impact on corporate issuers were realized by the broader fixed income markets, including the markets for high yield debt instruments and leveraged bank loans.

Following this dramatic decline in the capital markets, including the leveraged bank loan market, during the fourth quarter of 2008, the markets began to rally from their historic lows. The rally began in late December 2008 and continued throughout the first quarter of 2009, despite a modest sell-off in late February and early March. Then, beginning in April 2009, both the debt and equity markets staged dramatic comebacks, with


  Given the strong technical backdrop and first signs of some fundamental stabilization, we have begun moderately reducing the Fund's cash balances as we seek to take advantage of improved market conditions.






--------------------------------------------------------------------------------
                         RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


unprecedented rallies across broad portions of the capital markets. By the end of July, the capital markets, including the leveraged bank loan market, had recaptured a significant portion of last year's historic decline.

We believe the rally in the leveraged bank loan market during the second half of the annual period was driven primarily by technical factors, including buying from non-traditional accounts and a lack of any real new issuance in the loan marketplace. The rally was also fueled, in part, by robust new issuance in the high yield bond market during the last few months of the fiscal year. Many companies were using the rally to handle looming maturities of bank loans, resulting in material pay-downs of bank debt from the proceeds of such bond issuances. Although getting money back at one hundred cents on the dollar was a positive result, it also created a temporary imbalance between supply and demand in the loan market. There was a relatively muted increase in new loan demand in the market, but given the lack of collateralized loan obligation (CLO) issuance and relatively limited inflows into leveraged bank loan mutual funds, the scarcity of new loan issuance in conjunction with material pay-downs from bond issuance drove the leveraged bank loan market higher.

Fundamentals within the leveraged bank loan market, although stabilizing and in some cases improving at the margin, did not by themselves, in our view, justify a rally of the magnitude seen. Defaults continued to increase during these months for high yield issuers, with the trailing 12-month default rate hovering in the 10% range for leveraged bank loans as of the end of July. Further, credit quality in certain industries was still deteriorating, as evidenced by independent rating agency downgrades, even though in general the deterioration occurred at a slower pace than in prior months.

CHANGES TO THE FUND'S PORTFOLIO
It became clear during the fall of 2008 that a notably higher default environment for high yield debt had materialized. We further anticipated that corporate earnings for the first few quarters of 2009 would be rather abysmal, as the effects of a declining economy and an impaired banking system began to be more fully felt. Given our view, we began to move, when opportunities arose, into a higher quality, more defensive portfolio position in terms of the underlying credit quality of the issuers in which the Fund invested. We reduced the Fund's exposure to some of the most

--------------------------------------------------------------------------------
8  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

cyclical names in the high yield universe as well as to those issuers with the greatest debt burdens.

OUR FUTURE STRATEGY
At the end of July 2009, it appeared to us that the consumer demand will likely remain weak for some time, unemployment will continue to rise and remain elevated for several years, and loan losses in the banking system will continue. In our opinion, the next area of concern for the financial system is likely to come from the commercial real estate sector, both from commercial mortgage-backed securities (CMBS) and commercial whole loans, with negative implications for the broader credit markets. (A whole loan is a mortgage loan sold in its entirety. When a whole loan is sold by the original lender to an investor, all of the contractual rights and responsibilities of the original lender pass to the investor.)

Despite some concern about the fundamentals, it is clear to us that the technical drivers within the leveraged bank loan market are real. We believe such technical drivers will continue to be in play, thus providing some stability to the leveraged bank loan and high yield floating rate markets over the next few quarters, as the recession and exuberant lending environment of the past works its way through the system.

We believe the Fund's current defensive stance is the correct positioning, despite the improvement in the capital markets and stabilization in earnings for some of the issuers in the portfolio seen during the latter months of the annual period. We believe the high unemployment rate in the U.S. will continue to put pressure on a prospective economic recovery. That said, we do believe the myriad stimulus programs from governments around the world are having a positive impact and that such impact is real. Still, it is this massive stimulus that may be driving much of the perceived economic "green shoots" seen from March through July, and we remain concerned that the underpinnings for a fundamental economic recovery are not yet in place.

Given the strong technical backdrop and first signs of some fundamental stabilization, we have begun moderately reducing the Fund's cash balances as we seek to take advantage of improved market conditions. At the same time, we intend to focus our purchases for the Fund on the

--------------------------------------------------------------------------------
                         RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


higher quality sectors of the leveraged bank loan and high yield floating rate markets, where we believe the Fund is being appropriately compensated for risk.

Regardless of economic or market conditions, we will continue to invest in a diversified portfolio of senior secured floating rate loans and bonds, as we seek to provide a high level of current income and, as a secondary objective, preserve capital.




Lynn Hopton                                       Steve Staver, CPA(R)                         Yvonne E. Stevens
Portfolio Manager                                 Portfolio Manager                            Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
10  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Floating Rate Fund Class A shares (from 2/16/06 to 7/31/09) as compared to the performance of a widely cited performance index, the Credit Suisse First Boston Leveraged Loan Index. In comparing the Fund's Class A shares to this index, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 3.00%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at July 31, 2009
                                                                         SINCE
                                                                       INCEPTION
                                                    1 YEAR   3 YEARS    2/16/06
RIVERSOURCE FLOATING RATE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $9,123    $9,240     $9,533
--------------------------------------------------------------------------------
     Average annual total return                    -8.77%    -2.60%     -1.37%
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON LEVERAGED LOAN INDEX(1)
     Cumulative value of $10,000                    $9,694    $9,919    $10,205
--------------------------------------------------------------------------------
     Average annual total return                    -3.06%    -0.27%     +0.59%
--------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE FLOATING RATE FUND LINE GRAPH)

                          RIVERSOURCE FLOATING
                                RATE FUND            CREDIT SUISSE
                                 CLASS A             FIRST BOSTON
                             (INCLUDES SALES        LEVERAGED LOAN
                                 CHARGE)               INDEX(1)
                          --------------------    ------------------
2/16/06                         $ 9,700                $10,000
4/06                              9,892                 10,153
7/06                             10,012                 10,288
10/06                            10,186                 10,485
1/07                             10,406                 10,713
4/07                             10,586                 10,904
7/07                             10,330                 10,641
10/07                            10,591                 10,921
1/08                             10,132                 10,486
4/08                             10,115                 10,537
7/08                             10,137                 10,528
10/08                             8,224                  8,699
1/09                              7,698                  8,155
4/09                              8,465                  8,924
7/09                              9,533                 10,205




(1) The Credit Suisse First Boston Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market. The index reflects reinvestment of all distributions and changes in market prices.


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                               DIRECT AND
                                                                  DIRECT        INDIRECT
                                  BEGINNING        ENDING        EXPENSES       EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING    PAID DURING
                                 FEB. 1, 2009  JULY 31, 2009  THE PERIOD(a)  THE PERIOD(b)
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,238.40        $5.64(d)       $ 5.80(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.90        $5.09(d)       $ 5.24(d)
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,235.30        $9.86(d)       $10.03(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.11        $8.90(d)       $ 9.05(d)
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,233.80        $9.80(d)       $ 9.97(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.16        $8.85(d)       $ 9.00(d)
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,240.30        $3.91(d)       $ 4.08(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.44        $3.53(d)       $ 3.68(d)
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,238.30        $5.25(d)       $ 5.41(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.24        $4.73(d)       $ 4.89(d)
------------------------------------------------------------------------------------------

Class R5
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,239.30        $4.19(d)       $ 4.35(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.19        $3.78(d)       $ 3.93(d)
------------------------------------------------------------------------------------------

Class W
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,237.60        $6.42(d)       $ 6.58(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.20        $5.79(d)       $ 5.94(d)
------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

ANNUALIZED EXPENSE RATIOS

                                    FUND'S     ACQUIRED FUND
                                  ANNUALIZED      FEES AND    NET FUND
                                EXPENSE RATIO     EXPENSES    EXPENSES
----------------------------------------------------------------------
Class A                             1.01%           .03%        1.04%
----------------------------------------------------------------------
Class B                             1.77%           .03%        1.80%
----------------------------------------------------------------------
Class C                             1.76%           .03%        1.79%
----------------------------------------------------------------------
Class I                              .70%           .03%         .73%
----------------------------------------------------------------------
Class R4                             .94%           .03%         .97%
----------------------------------------------------------------------
Class R5                             .75%           .03%         .78%
----------------------------------------------------------------------
Class W                             1.15%           .03%        1.18%
----------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio for each class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio for each class plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(c) Based on the actual return for the six months ended July 31, 2009: +23.84% for Class A, +23.53% for Class B, +23.38% for Class C, +24.03% for Class I, +23.83% for Class R4, +23.93% for Class R5 and +23.76% for Class W.
(d) RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 1.08% for Class A, 1.84% for Class B, 1.83% for Class C, 0.75% for Class I, 1.05% for Class R4, 0.80% for Class R5 and 1.20% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective Aug. 1, 2009. Had this change been in place for the entire six month period ended July 31, 2009, the actual direct expenses paid would have been: $6.03 for Class A, $10.25 for Class B, $10.19 for Class C, $4.19 for Class I, $5.86 for Class R4, $4.47 for Class R5 and $6.69 for Class W; the hypothetical direct expenses paid would have been: $5.54 for Class A, $9.25 for Class B, $9.20 for Class C, $3.78 for Class I, $5.29 for Class R4, $4.03 for Class R5 and $6.04 for Class W.

    Additionally, had this change been in place for the entire six month period ended July 31, 2009, the actual direct and indirect expenses paid would have been: $6.19 for Class A, $10.42 for Class B, $10.36 for Class C, $4.36 for Class I, $6.03 for Class R4, $4.63 for Class R5 and $6.86 for Class W; the hypothetical direct and indirect expenses paid would have been: $5.59 for Class A, $9.40 for Class B, $9.35 for Class C, $3.93 for Class I, $5.44 for Class R4, $4.18 for Class R5 and $6.19 for Class W.


--------------------------------------------------------------------------------
16  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JULY 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


SENIOR LOANS (88.5%)(i)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
AEROSPACE & DEFENSE (1.3%)
Spirit AeroSystems
 Tranche B1 Term Loan
 09-30-13                               2.26%        $1,984,122            $1,921,285
TransDigm
 Term Loan
 06-23-13                          2.29-2.61          1,800,000             1,744,884
Wesco Aircraft Hardware
 1st Lien Term Loan
 09-30-13                               2.54            778,000               700,511
Wesco Aircraft Hardware
 2nd Lien Term Loan
 03-28-14                               6.04          1,100,000               777,337
                                                                      ---------------
Total                                                                       5,144,017
-------------------------------------------------------------------------------------

AIRLINES (1.0%)
Delta Airlines
 2nd Lien Term Loan
 04-30-14                               3.55          1,788,500             1,236,301
Delta Airlines
 Credit Linked Deposit
 04-30-12                          0.13-4.25            769,152               677,238
United Airlines
 Tranche B Term Loan
 02-01-14                               2.31          1,931,111             1,089,996
US Airways Group
 Term Loan
 03-21-14                               2.79          2,080,500             1,055,854
                                                                      ---------------
Total                                                                       4,059,389
-------------------------------------------------------------------------------------

AUTOMOTIVE (2.4%)
DaimlerChrysler Financial Services Americas LLC
 1st Lien Term Loan
 TBD                                     TBD          1,496,193(f,j)        1,409,234
Delphi
 Debtor In Possession
 Tranche B Term Loan
 06-30-09                               9.25            264,559(g)            264,162
Ford Motor
 Term Loan
 TBD                                     TBD          1,000,000(f,j)          846,880
Goodyear Engineered Product
 Delayed Draw Term Loan
 07-31-14                               2.55            147,750                98,254
Goodyear Engineered Product
 Term Loan
 07-31-14                               2.55          1,031,625               686,031
Goodyear Tire & Rubber
 2nd Lien Term Loan
 04-30-14                               2.04          1,670,000             1,561,450
Mark IV Inds
 2nd Lien Term Loan
 12-31-11                         8.93-10.35            988,178(b)             10,702
Metaldyne LLC
 Term Loan
 01-13-12                               0.16            304,167(b)             34,979
Metaldyne LLC
 Tranche B Term Loan
 01-13-14                          0.00-8.19          2,080,973(b)            239,312
Motorsports Aftermarket
 Tranche B Term Loan
 11-29-13                          2.81-3.10          1,238,618               885,612
Oshkosh Truck
 Tranche B Term Loan
 12-06-13                          6.60-6.64          1,224,932             1,208,861
Plastech Engineered Products
 1st Lien Term Loan
 02-13-13                               7.75            238,562(b,l)           35,784
TRW Automotive
 Tranche B1 Term Loan
 02-09-14                               6.31          1,288,601             1,227,392
Visteon
 Term Loan
 06-13-13                               5.25          1,250,000(b)            664,375
 12-13-13                               5.25          1,125,000(b)            610,313
                                                                      ---------------
Total                                                                       9,783,341
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)

BROKERAGE (0.2%)
Nuveen Investments
 1st Lien Term Loan
 11-13-14                          3.49-3.50%          $930,516              $754,491
-------------------------------------------------------------------------------------

BUILDING MATERIALS (0.2%)
Springs Window Fashions LLC
 Tranche B Term Loan
 TBD                                     TBD          1,100,000(f,j)          880,000
-------------------------------------------------------------------------------------

CHEMICALS (4.3%)
Ashland
 Tranche B Term Loan
 05-13-14                               7.65            785,912               798,478
Brenntag Holding
 Acquisition Term Loan
 01-20-14                          2.29-2.99            139,127(c)            130,084
Brenntag Holding
 Tranche B2 Term Loan
 01-20-14                               2.29            569,812(c)            531,350
Celanese US Holdings LLC
 Credit Linked Deposit
 04-02-14                          0.31-1.75          2,347,874             2,216,534
Celanese US Holdings LLC
 Term Loan
 04-02-14                               2.35            997,449               941,652
Cognis
 Tranche C Term Loan
 09-15-13                               2.62          2,050,000(c)          1,690,389
Georgia Gulf
 Term Loan
 TBD                                     TBD            997,436(f,j)          910,160
Hexion Specialty Chemicals
 Tranche C1 Term Loan
 05-05-13                               2.88            843,235               623,395
Hexion Specialty Chemicals
 Tranche C2 Term Loan
 05-05-13                               2.88            183,175               135,419
Huntsman Intl LLC
 Tranche B Term Loan
 04-21-14                               2.04            990,911               918,575
Ineos US Finance LLC
 Pay-in-Kind
 Tranche A4 Term Loan
 12-17-12                          2.00-7.00          1,466,450(m)          1,156,663
ISP Chemco LLC
 Term Loan
 06-04-14                               2.06            997,455               934,287
Kraton Polymers LLC
 Term Loan
 05-12-13                               2.63            299,227               251,051
Lyondell Chemical
 Debtor In Possession
 Term Loan
 TBD                                     TBD            173,807(f,g,j,k)      179,770
 12-15-09                         5.81-13.00            868,839(g)            798,423
Lyondell Chemical
 Tranche B2 Term Loan
 12-22-14                               7.00          1,412,389               609,686
Millenium Chemicals
 1st Lien Term Loan
 05-15-14                               2.85          1,163,211               866,592
Millenium Chemicals
 2nd Lien Term Loan
 11-15-14                               6.35          1,100,000(l)            693,000
Nalco
 Term Loan
 05-13-16                               6.50          1,400,000             1,408,750
PQ
 1st Lien Term Loan
 07-30-14                          3.54-3.75          1,041,744               824,280
Univar
 Tranche B Term Loan
 10-10-14                               3.29          1,183,167             1,051,836
                                                                      ---------------
Total                                                                      17,670,374
-------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (1.0%)
Flowserve
 Term Loan
 08-10-12                          1.81-2.13          2,203,694             2,141,263
Manitowoc
 Tranche B Term Loan
 08-25-14                               7.50            696,500               626,418
NACCO Materials Handling Group
 Term Loan
 03-21-13                          2.29-3.41            970,000               659,600


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
CONSTRUCTION MACHINERY (CONT.)
Xerium Technologies
 Tranche B Term Loan
 05-18-12                               6.10%        $1,170,980(c)           $718,197
                                                                      ---------------
Total                                                                       4,145,478
-------------------------------------------------------------------------------------

CONSUMER CYCLICAL SERVICES (0.5%)
ServiceMaster
 Delayed Draw
 Term Loan
 07-24-14                               2.79            135,503               114,613
ServiceMaster
 Term Loan
 07-24-14                          2.79-3.15          1,360,680             1,150,904
West Corp
 Term Loan
 TBD                                     TBD          1,000,000(f,j)          948,120
                                                                      ---------------
Total                                                                       2,213,637
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (3.5%)
Amscan Holdings
 Term Loan
 05-27-13                          2.54-3.38          2,273,912             1,989,673
Central Garden & Pet
 Tranche B Term Loan
 09-30-12                               1.79            648,464               598,746
Chattem
 Term Loan
 01-02-13                          2.04-2.26            508,708               487,088
Fender Musical Instruments
 Delayed Draw Term Loan
 06-09-14                               2.54            808,913               589,495
Fender Musical Instruments
 Term Loan
 06-09-14                               2.85          1,601,485             1,167,082
Jarden
 Tranche B1 Term Loan
 01-24-12                               2.35          1,289,768             1,254,764
Jarden
 Tranche B3 Term Loan
 01-24-12                               3.10          1,884,253             1,852,070
Spectrum Brands
 Letter of Credit
 TBD                                     TBD            291,602(f,j)          263,378
 03-30-13                          0.16-6.25             66,452                60,020
Spectrum Brands
 Tranche B Term Loan
 TBD                                     TBD          1,708,396(f,j)        1,543,041
Visant
 Tranche C Term Loan
 12-21-11                               2.64          3,594,846             3,424,092
Weight Watchers Intl
 Tranche B Term Loan
 01-26-14                          1.81-2.13          1,082,449             1,027,655
                                                                      ---------------
Total                                                                      14,257,104
-------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (3.9%)
Contech Construction Products
 Term Loan
 01-31-13                               2.30          2,165,843             1,819,307
Generac Acquisition
 1st Lien Term Loan
 11-10-13                               2.81            872,151               694,450
Generac Acquisition
 2nd Lien Term Loan
 05-10-14                               6.31            650,000               332,800
GenTek Holding LLC
 1st Lien Term Loan
 02-28-11                          2.51-2.63          1,181,344             1,088,313
GPX Intl Tire
 Pay-in-Kind
 Term Loan
 03-30-12                              12.00             10,733(m)              3,220
GPX Intl Tire
 Tranche B Term Loan
 03-30-12                               8.30            638,523(l)            191,557
Hillman Group
 Tranche B Term Loan
 03-31-11                               3.04          1,605,179             1,508,868
JohnsonDiversey
 Delayed Draw Term Loan
 12-16-10                               3.02              7,775                 7,562
JohnsonDiversey
 Tranche B Term Loan
 12-16-11                               3.02            523,476               509,080
Mueller Water Products
 Tranche B Term Loan
 05-24-14                          5.99-6.10          1,238,948             1,135,706


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
DIVERSIFIED MANUFACTURING (CONT.)
New Customer Service
 Term Loan
 05-22-14                          2.79-2.80%        $1,128,436            $1,030,409
Rexnord LLC/RBS Global
 Tranche B1 Term Loan
 07-19-13                          2.81-3.06          1,448,361             1,287,231
Rexnord LLC/RBS Global
 Tranche B2 Term Loan
 07-19-13                               2.31          1,283,326             1,135,743
RSC Holding III
 2nd Lien Term Loan
 TBD                                     TBD            500,000(f,j)          390,625
 11-30-13                          3.79-4.08          1,412,617             1,103,607
Sensus Metering Systems
 Tranche B1 Term Loan
 12-17-10                          2.45-3.26          1,768,203             1,746,101
Sensus Metering Systems
 Tranche B3 Term Loan
 06-03-13                               7.00            725,000               715,938
WireCo WorldGroup
 Term Loan
 02-10-14                               2.85          1,565,371             1,267,951
                                                                      ---------------
Total                                                                      15,968,468
-------------------------------------------------------------------------------------

ELECTRIC (7.3%)
AES
 Synthetic Letter of Credit
 TBD                                     TBD            500,000(f,j)          491,565
AES
 Term Loan
 08-10-11                          3.33-5.06          1,132,143             1,113,044
ANP Funding I LLC
 Tranche A Term Loan
 07-29-10                               3.81            143,222               141,924
ANP Funding I LLC
 Tranche B Term Loan
 09-28-10                               9.25          2,000,000             1,950,000
Bicent Power LLC
 Tranche B 1st Lien Term Loan
 06-30-14                               2.60            110,796               100,824
Calpine
 Term Loan
 03-29-14                               3.48          3,792,404             3,482,906
Coleto Creek Power LP
 1(st) Lien Synthetic Letter of Credit
 06-28-13                          0.50-2.85          1,000,000               870,000
Coleto Creek Power LP
 2nd Lien Term Loan
 06-28-13                               4.29          1,699,894(l)          1,087,932
Covanta Energy
 Letter of Credit
 02-10-14                          0.50-1.50            667,623               635,243
Covanta Energy
 Term Loan
 02-10-14                               1.81          1,325,597             1,261,305
Dynegy Holdings
 Letter of Credit
 04-02-13                               1.79          2,663,993             2,572,645
FirstLight Power Resources
 2nd Lien Term Loan
 TBD                                     TBD            396,000(f,j)          293,040
 05-01-14                               5.13          1,000,000               740,000
FirstLight Power Resources
 Synthetic Letter of Credit
 11-01-13                          0.48-2.65            179,675               163,204
FirstLight Power Resources
 Tranche B 1st Lien Term Loan
 11-01-13                               3.13          1,394,490             1,266,657
NRG Energy Credit Linked Deposit
 02-01-13                          0.50-1.60          2,193,706             2,091,150
NRG Energy
 Term Loan
 02-01-13                          1.79-2.10          1,556,438             1,483,674
RRI Energy
 Letter of Credit
 06-30-14                          0.29-1.77          1,000,000               926,670
Texas Competitive Electric Holdings LLC
 Tranche B2 Term Loan
 10-10-14                          3.79-3.80          5,905,404             4,565,351
TPF Generation Holdings LLC
 1st Lien Synthetic Letter of Credit
 12-15-13                          0.50-2.10            161,594               152,447
TPF Generation Holdings LLC
 1st Lien Term Loan
 12-15-13                               2.29            460,063               434,433


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
ELECTRIC (CONT.)
TPF Generation Holdings LLC
 2nd Lien Term Loan
 12-15-14                               4.54%        $2,525,000            $2,118,904
TPF Generation Holdings LLC
 Synthetic Revolver Term Loan
 12-15-11                          0.50-2.10             50,656                47,744
USPF Holdings LLC
 Term Loan
 04-11-14                               2.04          2,414,245             2,245,248
                                                                      ---------------
Total                                                                      30,235,910
-------------------------------------------------------------------------------------

ENTERTAINMENT (2.7%)
24 Hour Fitness Worldwide
 Tranche B Term Loan
 06-08-12                          2.79-3.08            886,260               755,536
AMC Entertainment
 Term Loan
 01-28-13                               1.79            917,469               862,420
AMF Bowling Worldwide
 Tranche B Term Loan
 06-07-13                          2.79-3.15          1,244,177               992,231
Cedar Fair LP
 Term Loan
 08-30-12                               2.29            997,429               970,000
Cinemark USA
 Term Loan
 10-05-13                          2.04-2.67            684,334               652,191
Hit Entertainment
 2nd Lien Term Loan
 TBD                                     TBD            767,011(f,j)          306,805
 02-26-13                               6.51          1,300,000               520,000
Hit Entertainment
 Term Loan
 03-20-12                               3.26          2,572,030             2,070,484
Metro-Goldwyn-Mayer
 Tranche B Term Loan
 TBD                                     TBD          1,496,134(f,j)          859,035
Metro-Goldwyn-Mayer
 Tranche B1 Term Loan
 04-09-12                               3.54          2,785,875             1,599,566
Natl CineMedia LLC
 Term Loan
 02-13-15                               2.38            875,000               820,864
Regal Cinemas
 Term Loan
 10-27-13                               4.35            728,539               720,000
                                                                      ---------------
Total                                                                      11,129,132
-------------------------------------------------------------------------------------

ENVIRONMENTAL (0.3%)
EnviroSolutions Real Property Holdings
 Term Loan
 07-07-12                              10.50            707,530               534,185
Synagro Technologies
 1st Lien Term Loan
 04-02-14                          2.29-2.30            700,089               551,901
                                                                      ---------------
Total                                                                       1,086,086
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (4.2%)
Advance Food
 1st Lien Delayed Draw Term Loan
 03-16-14                               2.04             66,148                61,848
Advance Food
 1st Lien Term Loan
 03-16-14                               2.04            765,877               716,095
Aramark
 Letter of Credit
 01-26-14                          0.22-2.03            157,130               148,930
Aramark
 Term Loan
 01-26-14                               2.47          2,473,335             2,344,252
B&G Foods
 Tranche C Term Loan
 02-26-13                               2.66            621,739               609,304
Birds Eye Foods
 Tranche B Term Loan
 03-22-13                          2.04-2.35          1,962,888             1,884,372
Bolthouse Farms
 1st Lien Term Loan
 12-16-12                               2.56            616,812               594,711
Constellation Brands
 Tranche B Term Loan
 06-05-13                               1.81          2,155,381             2,098,802
Dean Foods
 Tranche B Term Loan
 04-02-14                          1.67-1.98          2,063,955             1,971,077


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
FOOD AND BEVERAGE (CONT.)
Fresh Start Bakeries
 2nd Lien Term Loan
 03-29-14                               6.06%          $525,000              $404,250
Fresh Start Bakeries
 Tranche B Term Loan
 TBD                                     TBD            748,519(f,j)          696,123
Michael Foods
 Tranche B Term Loan
 05-01-14                               6.50            763,375               769,100
Pinnacle Foods Finance LLC
 Tranche B Term Loan
 04-02-14                               3.06          1,994,911             1,812,037
Wm Wrigley Jr
 Tranche B Term Loan
 09-30-14                               6.50          2,962,025             2,999,970
                                                                      ---------------
Total                                                                      17,110,871
-------------------------------------------------------------------------------------

GAMING (4.7%)
Cannery Casino Resorts LLC
 1st Lien Delayed Draw Term Loan
 05-16-14                               2.55            530,242               471,915
Cannery Casino Resorts LLC
 1st Lien Term Loan
 05-17-13                               2.54            641,358               570,808
Cannery Casino Resorts LLC
 2nd Lien Term Loan
 05-18-14                               4.54          1,250,000               937,500
Fontainebleau Las Vegas LLC
 Delayed Draw Term Loan
 06-06-14                               6.00            733,333               256,667
Fontainebleau Las Vegas LLC
 Term Loan
 06-06-14                               6.00          1,466,667               432,667
Golden Nugget
 2nd Lien Term Loan
 12-31-14                               3.54          2,025,000               840,375
Greektown Holdings LLC
 Pay-in-Kind
 Debtor In Possession
 Delayed Draw Term Loan
 09-01-09                         5.00-11.75          6,462,159(g,m)        6,462,158
Greektown Holdings LLC
 Incremental Tranche B Term Loan
 12-03-12                               0.00            252,335(b)            174,742
Greektown Holdings LLC
 Tranche B Term Loan
 12-03-12                               0.00            348,951(b)            241,648
Green Valley Ranch Gaming LLC
 1st Lien Term Loan
 02-16-14                          2.54-4.00            799,966               531,409
Green Valley Ranch Gaming LLC
 2nd Lien Term Loan
 08-16-14                               3.88          1,400,000               198,338
Greenwood Racing
 Term Loan
 11-28-11                               2.54            999,375               931,917
Herbst Gaming
 Tranche B Delayed Draw Term Loan
 12-02-11                               0.00            801,223(b)            328,502
Herbst Gaming
 Tranche B Term Loan
 12-02-11                               0.00          1,373,719(b)            563,225
Penn Natl Gaming
 Tranche A Term Loan
 10-03-11                               1.54            341,860               333,827
Penn Natl Gaming
 Tranche B Term Loan
 10-03-12                          2.04-2.72            981,161               958,673
Seminole Tribe of Florida
 Tranche B1 Delayed Draw Term Loan
 03-05-14                               2.13            333,369               320,451
Seminole Tribe of Florida
 Tranche B2 Delayed Draw Term Loan
 03-05-14                               2.13          1,200,943             1,154,405
Seminole Tribe of Florida
 Tranche B3 Delayed Draw Term Loan
 03-05-14                               2.13            990,781               952,388
Venetian Casino Resort
 Delayed Draw Term Loan
 05-23-14                               2.09            389,927               306,093
Venetian Casino Resort
 Tranche B Term Loan
 05-23-14                               2.09          1,214,541               953,415


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
GAMING (CONT.)
Venetian Macao
 Tranche B Term Loan
 05-27-13                               2.85%        $1,246,875            $1,149,619
                                                                      ---------------
Total                                                                      19,070,742
-------------------------------------------------------------------------------------

GAS PIPELINES (0.6%)
Calumet Lubricants LP
 Credit Linked Deposit
 01-03-15                          0.43-4.00            195,402               169,512
Calumet Lubricants LP
 Term Loan
 01-03-15                               4.85          1,458,327             1,265,098
CGGVeritas
 Tranche B1 Term Loan
 01-12-14                          3.34-4.58            911,250               883,913
                                                                      ---------------
Total                                                                       2,318,523
-------------------------------------------------------------------------------------

HEALTH CARE (10.2%)
AGA Medical
 Tranche B Term Loan
 04-28-13                          2.30-2.37            795,797               680,406
AMN Healthcare
 Tranche B Term Loan
 11-02-11                               2.35            459,468               431,900
Biomet
 Term Loan
 03-25-15                          3.29-3.61          2,250,149             2,130,149
Capella Healthcare
 1st Lien Term Loan
 02-28-15                               5.75          1,110,938             1,072,055
Carestream Health
 1st Lien Term Loan
 04-30-13                               2.29          2,058,026             1,886,695
Carestream Health
 2nd Lien Term Loan
 10-30-13                               5.54          1,000,000               670,000
CHG Healthcare Services
 1st Lien Synthetic Letter of Credit
 12-20-12                          0.48-2.63            155,000               137,175
CHG Healthcare Services
 2nd Lien Term Loan
 12-20-13                               6.29            525,000               420,000
CHG Healthcare Services
 Term Loan
 12-20-12                               2.79            587,063               510,744
Community Health Systems
 Delayed Draw Term Loan
 07-25-14                               2.54            199,115               186,836
Community Health Systems
 Term Loan
 07-25-14                          2.54-2.92          3,903,038             3,662,338
DaVita
 Tranche B1 Term Loan
 10-05-12                          1.79-2.10          2,000,000             1,902,780
Emdeon Business Services LLC
 1st Lien Term Loan
 11-18-13                          2.29-2.60          1,713,887             1,651,038
Emdeon Business Services LLC
 2nd Lien Term Loan
 05-16-14                          5.29-5.60            975,000               900,656
Hanger Orthopedic Group
 Tranche B Term Loan
 05-26-13                               2.29          1,212,307             1,121,384
HCA
 Tranche B1 Term Loan
 11-18-13                               2.85          5,076,264             4,762,146
Health Management Associates
 Tranche B Term Loan
 02-28-14                               2.35          3,290,449             3,062,848
Healthcare Partners LLC
 Term Loan
 10-31-13                               2.04            683,292               638,878
Healthsouth
 Term Loan
 03-10-13                               2.54            498,691               476,998
IASIS Healthcare LLC
 Delayed Draw Term Loan
 03-14-14                               2.29            864,218               805,953
IASIS Healthcare LLC
 Synthetic Letter of Credit
 03-14-14                          0.18-2.10            226,460               211,192
IASIS Healthcare LLC
 Term Loan
 03-14-14                               2.29          2,497,644             2,329,253


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
HEALTH CARE (CONT.)
Invacare
 Tranche B Term Loan
 02-12-13                               2.54%          $275,500              $251,394
Inverness Medical
 1st Lien Term Loan
 06-26-14                          2.30-2.60            929,317               884,013
Inverness Medical
 2nd Lien Term Loan
 06-26-15                               4.54            500,000               462,500
LifePoint Hospitals
 Tranche B Term Loan
 04-16-12                               2.30          2,372,278             2,272,950
Natl Mentor Holdings
 Letter of Credit
 06-29-13                          0.22-2.15            423,443               359,926
Natl Mentor Holdings
 Tranche B Term Loan
 06-29-13                               2.60          1,508,348             1,282,096
ReAble Therapeutics Finance LLC
 Term Loan
 05-20-14                          3.29-3.60            997,468               925,152
Royalty Pharma Finance Trust
 Tranche B Term Loan
 04-16-13                               2.85          2,326,830             2,255,583
Select Medical
 Tranche B Term Loan
 02-24-12                          2.72-4.25          1,212,025             1,152,939
Skilled Healthcare Group
 1st Lien Term Loan
 06-15-12                          2.29-2.49            385,930               344,762
Vanguard Health Systems
 Term Loan
 09-23-11                               2.54          2,094,089             2,016,440
Warner Chilcott
 Tranche B Term Loan
 TBD                                     TBD            370,174(f,j)          358,406
Warner Chilcott
 Tranche C Term Loan
 TBD                                     TBD            129,826(f,j)          125,699
                                                                      ---------------
Total                                                                      42,343,284
-------------------------------------------------------------------------------------

HOME CONSTRUCTION (0.2%)
Rhodes Companies LLC
 Pay-in-Kind
 1st Lien Term Loan
 11-21-10                               4.00            363,742(b,l,m)         90,936
Standard Pacific
 Tranche B Term Loan
 05-05-13                               2.60            855,000               525,825
                                                                      ---------------
Total                                                                         616,761
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.7%)
Riverside Energy Center
 Term Loan
 06-24-11                               4.74          2,051,996             1,969,916
Rocky Mountain Energy Center LLC
 Credit Linked Deposit
 06-24-11                          0.39-4.35            179,534               172,353
Rocky Mountain Energy Center LLC
 Term Loan
 06-24-11                               4.74            891,456               855,797
                                                                      ---------------
Total                                                                       2,998,066
-------------------------------------------------------------------------------------

MEDIA CABLE (4.0%)
Bresnan Communications LLC
 Tranche B 1st Lien Term Loan
 09-29-13                          2.51-2.61            498,750               476,306
Cequel Communications LLC
 Term Loan
 11-05-13                          2.30-4.25          1,729,522             1,644,671
Cequel Communications LLC
 Tranche A 2nd Lien Term Loan
 TBD                                     TBD          1,000,000(f,j)          893,750
Charter Communications Operating LLC
 Term Loan
 TBD                                     TBD          2,992,405(f,j)        2,738,440
 03-05-14                               6.25          1,496,203             1,369,219
CSC Holdings
 Tranche B2 Term Loan
 03-29-16                               2.04          1,794,044             1,750,323
DirecTV Holdings LLC
 Tranche B Term Loan
 04-13-13                               1.79            813,158               792,830
Discovery Communications Holding LLC
 Tranche B Term Loan
 05-14-14                               2.60            992,392               966,759


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
MEDIA CABLE (CONT.)
Discovery Communications Holding LLC
 Tranche C Term Loan
 05-14-14                               5.25%          $623,438              $628,737
Insight Midwest Holdings LLC
 Tranche B Term Loan
 04-07-14                               2.31          1,146,129             1,081,453
MCC Iowa LLC
 Tranche D1 Term Loan
 01-31-15                               2.02            475,000               446,894
Mediacom Illinois LLC
 Tranche C Term Loan
 01-31-15                               2.02            475,000               441,356
NTL Telewest
 Tranche B10 Term Loan
 09-03-12                               4.00            394,622(c)            384,757
Telesat
 Term Loan
 10-31-14                               3.29          2,106,904             2,026,842
UPC Broadband Holding
 Tranche N Term Loan
 12-31-14                               2.06            648,288               608,418
UPC Broadband Holding
 Tranche T Term Loan
 12-30-16                               3.81            351,712               340,869
                                                                      ---------------
Total                                                                      16,591,624
-------------------------------------------------------------------------------------

MEDIA NON CABLE (9.0%)
Advanstar Communications
 1st Lien Term Loan
 06-02-14                               2.85            950,152               563,754
Advanstar Communications
 2nd Lien Term Loan
 11-28-14                               5.60          1,475,000               103,250
American Media Operations
 Term Loan
 01-30-13                              10.00            982,236               769,828
CanWest Mediaworks LP
 Tranche D Term Loan
 07-10-14                               3.26            680,059(b,c)          333,229
Cengage Learning Acquisitions
 Term Loan
 07-03-14                               2.79          1,218,797             1,042,584
Citadel Broadcasting
 Tranche B Term Loan
 TBD                                     TBD          1,647,595(f,j)          928,832
 06-12-14                          2.33-2.35          2,325,000             1,310,719
Clear Channel Communications
 Tranche B Term Loan
 TBD                                     TBD          2,000,000(f,j)        1,207,140
 01-29-16                               3.94          2,125,000             1,282,586
CMP Susquehanna
 Term Loan
 05-05-13                               2.31          1,079,241               579,196
Cumulus Media
 Term Loan
 TBD                                     TBD            500,000(f,j)          329,165
 06-11-14                               4.29            933,382               614,474
CW Media Holdings
 Tranche B Term Loan
 02-16-15                               3.85          2,751,000(c)          2,361,266
Emmis Operating
 Tranche B Term Loan
 11-01-13                          2.60-2.67          1,000,000               671,670
F&W Publications
 2nd Lien Term Loan
 02-05-13                               6.50          1,300,000(b)             65,000
F&W Publications
 Term Loan
 08-05-12                               5.21          2,206,845(b)            551,711
GateHouse Media
 Delayed Draw Term Loan
 08-28-14                          2.29-2.30            665,761               160,062
GateHouse Media
 Term Loan
 08-28-14                          2.29-2.55          3,759,239               903,797
Gray Television
 Tranche B Term Loan
 TBD                                     TBD            500,000(f,j)          319,165
 12-31-14                               3.81            765,280               488,501
HMH Publishing
 Tranche A Term Loan
 06-12-14                          7.42-7.66            997,510(c)            758,108
Idearc
 Tranche B Term Loan
 11-17-14                               6.25            599,164(b)            273,890


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
MEDIA NON CABLE (CONT.)
Intelsat Jackson Holdings
 Term Loan
 02-01-14                          2.80-3.30%        $4,795,408            $4,149,331
Intelsat
 Tranche B2A Term Loan
 01-03-14                               2.80            335,373               318,500
Intelsat
 Tranche B2B Term Loan
 01-03-14                               2.80            335,271               318,403
Intelsat
 Tranche B2C Term Loan
 01-03-14                               2.80            335,271               318,403
Lodgenet Entertainment
 Term Loan
 04-04-14                          2.29-2.60            660,563               561,069
MediaNews Group
 Tranche C Term Loan
 08-02-13                               4.79            689,537               122,965
Newsday LLC
 Term Loan
 08-01-13                               6.01          1,450,000             1,388,375
NextMedia Operating
 1st Lien Term Loan
 11-15-12                               8.25            177,894               112,666
NextMedia Operating
 2nd Lien Term Loan
 11-15-13                              11.25            506,366(b,l)           23,632
NextMedia Operating
 Delayed Draw Term Loan
 11-15-12                               8.25             79,064                50,074
Nielsen Finance LLC
 Tranche A Term Loan
 TBD                                     TBD            772,890(f,j)          713,091
 08-09-13                               2.30            871,950               804,487
Nielsen Finance LLC
 Tranche B Term Loan
 05-01-16                               4.05          1,820,684             1,732,381
Penton Media
 1st Lien Term Loan
 02-01-13                          2.54-2.74            537,625               336,016
Penton Media
 2nd Lien Term Loan
 02-01-14                               5.49          1,700,000               311,661
Quebecor Media
 Tranche B Term Loan
 01-17-13                               2.51          1,837,128             1,710,825
Quebecor Media
 Term Loan
 07-23-12                               9.00            800,000               776,000
Reader's Digest Assn
 Term Loan
 03-02-14                          2.64-2.65          1,588,438               770,392
Revolution Studios
 2nd Lien Term Loan
 06-21-15                               7.29            525,000               288,750
Revolution Studios
 Tranche B Term Loan
 12-21-14                               4.04          1,288,884             1,159,995
RH Donnelly
 Tranche D2 Term Loan
 06-30-11                               6.75            685,893(b)            527,767
Spanish Broadcasting System
 1st Lien Term Loan
 06-10-12                               2.35          3,398,689             1,857,961
Star Tribune
 2nd Lien Term Loan
 03-05-15                               0.00          2,100,000(b)             14,007
Tribune Company
 Tranche B Term Loan
 06-04-14                               5.25            587,263(b)            241,512
Univision Communications
 Term Loan
 TBD                                     TBD          1,000,000(f,j)          804,440
Van Wagner Communications LLC
 Delayed Draw Term Loan
 06-27-13                          3.29-5.99            275,100               173,313
Van Wagner Communications LLC
 Tranche B Term Loan
 06-27-13                               3.29            388,000               244,440
Yell Group
 Tranche B1 Term Loan
 10-29-12                               3.29          1,575,000               937,125
Zuffa LLC
 Term Loan
 06-19-15                               2.38            955,500               833,081
                                                                      ---------------
Total                                                                      37,218,589
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)

METALS (1.5%)
Aleris Intl
 Debtor In Possession
 Term Loan
 TBD                                     TBD           $291,450(f,g,j,k)     $283,677
 02-15-10                              13.00%           194,300(g)            189,118
Aleris Intl
 Pay-in-Kind
 Debtor In Possession
 Term Loan
 02-15-10                              12.50            537,845(g,m)          177,489
Aleris Intl
 Tranche B1 Term Loan
 12-19-13                               4.25            264,734(b)             16,766
Aleris Intl
 Tranche C1 Term Loan
 12-19-13                               4.25            369,064               221,438
Edgen Murray
 2nd Lien Term Loan
 05-11-15                               6.92          1,000,000               533,330
Edgen Murray
 Term Loan
 05-12-14                          3.04-3.67          2,131,500             1,758,488
Essar Steel Algoma
 Term Loan
 06-20-13                               2.79          1,182,645(c)            969,769
Noranda Aluminum Acquisition
 Tranche B Term Loan
 05-18-14                               2.29            534,978               374,484
Novelis
 Term Loan
 07-06-14                               2.29            528,281(c)            471,227
 07-06-14                          2.29-2.60          1,162,241             1,036,719
                                                                      ---------------
Total                                                                       6,032,505
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.6%)
Dresser
 2nd Lien Term Loan
 05-04-15                               6.04            500,000               382,085
Dresser
 Tranche B Term Loan
 05-04-14                               3.10          1,675,676             1,577,934
Venoco
 2nd Lien Term Loan
 05-07-14                               4.31            389,104               301,069
                                                                      ---------------
Total                                                                       2,261,088
-------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.2%)
Ameritrade Holding
 Tranche B Term Loan
 12-31-12                               1.79            767,197               745,140
-------------------------------------------------------------------------------------

OTHER INDUSTRY (2.2%)
Alliance Laundry Systems LLC
 Term Loan
 01-27-12                          3.01-4.75          1,886,091             1,805,932
Baldor Electric
 Term Loan
 01-31-14                               5.25          1,970,966             1,921,081
Blount
 Tranche B Term Loan
 08-09-10                          2.04-3.25          1,414,151             1,315,160
Education Management LLC
 Tranche C Term Loan
 06-03-13                               2.38            336,381               320,235
Lender Processing Services
 Tranche B Term Loan
 07-01-14                               2.79          2,658,200             2,658,199
Trimas LLC
 Tranche B Term Loan
 08-02-13                          2.54-2.75            943,514               844,445
Trimas LLC
 Tranche B1 Term Loan
 08-02-11                               2.40            360,476               322,626
                                                                      ---------------
Total                                                                       9,187,678
-------------------------------------------------------------------------------------

OTHER UTILITY (0.5%)
BRSP LLC
 Term Loan
 06-04-14                               7.50          2,000,000             1,915,000
-------------------------------------------------------------------------------------

PACKAGING (2.1%)
Berry Plastics Holding
 Tranche C Term Loan
 04-03-15                               2.30          2,487,277             2,103,615


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
PACKAGING (CONT.)
BWay
 Tranche B Term Loan
 07-17-13                          2.13-2.94%        $1,011,599              $920,555
Consolidated Container LLC
 1st Lien Term Loan
 03-28-14                               2.54          1,299,828             1,163,346
Crown Americas LLC
 Tranche B Term Loan
 11-15-12                               2.04            679,000               668,815
Graham Packaging LP
 Tranche B Term Loan
 10-07-11                               2.56            101,282                97,665
Graham Packaging LP
 Tranche C Term Loan
 04-05-14                               6.75          1,013,558             1,007,223
Graphic Packaging Intl
 Incremental Term Loan
 05-16-14                          3.06-3.35          1,083,500             1,038,979
Sabic Innovative Plastics Holding LP
 Tranche B Term Loan
 08-29-14                               2.79          2,000,000             1,560,000
SCA Packaging
 2nd Lien Term Loan
 03-08-15                               6.10            850,000               191,250
                                                                      ---------------
Total                                                                       8,751,448
-------------------------------------------------------------------------------------

PAPER (1.0%)
Georgia-Pacific LLC
 Tranche B Term Loan
 12-21-12                          2.31-2.65          1,841,824             1,778,668
Georgia-Pacific LLC
 Tranche C Term Loan
 12-23-14                          3.55-3.90          1,014,358               993,564
Smurfit-Stone Container Enterprises
 Term Loan
 11-01-09                               2.57            144,504               135,978
 11-01-10                               4.50            126,977               119,486
Smurfit-Stone Container Enterprises
 Term Loan
 11-02-09                               2.82            209,820               197,441
Smurfit-Stone Container Enterprises
 Tranche B Term Loan
 11-01-11                               2.57            632,618               595,293
Smurfit-Stone Container Enterprises
 Tranche C Term Loan
 11-01-11                               2.57            272,366               256,296
Smurfit-Stone Container Enterprises
 Tranche C1 Term Loan
 11-01-11                               2.57             82,348                77,490
                                                                      ---------------
Total                                                                       4,154,216
-------------------------------------------------------------------------------------

PHARMACEUTICALS (0.8%)
Catalent Pharma Solutions
 Term Loan
 04-10-14                               2.54          1,406,001             1,181,041
Mylan
 Tranche B Term Loan
 10-02-14                          3.56-3.88          1,979,592             1,918,679
                                                                      ---------------
Total                                                                       3,099,720
-------------------------------------------------------------------------------------

REFINING (0.9%)
Alon USA Energy
 Term Loan
 08-05-13                          2.54-2.92          1,455,000             1,091,250
Big West Oil LLC
 Delayed Draw Term Loan
 05-15-14                               4.50            832,658               738,984
Big West Oil LLC
 Term Loan
 05-15-14                               4.50            662,342               587,828
Western Refining
 Term Loan
 05-30-14                               8.25          1,340,058             1,285,116
                                                                      ---------------
Total                                                                       3,703,178
-------------------------------------------------------------------------------------

RESTAURANTS (0.7%)
Arby's Restaurant Group
 Term Loan
 07-25-12                               7.25            779,404               771,610
Buffets
 1st Lien Term Loan
 04-30-12                              18.00            367,699               352,991
Buffets
 2nd Lien Letter of Credit
 05-01-13                          0.50-7.85            132,752                59,075


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
28  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
RESTAURANTS (CONT.)
Buffets
 Pay-in-Kind
 2nd Lien Term Loan
 05-01-13                         2.62-16.50%          $649,617(m)           $289,080
Dennys
 Credit Linked Deposit
 03-31-12                          0.28-2.00            178,833               168,103
Dennys
 Term Loan
 03-31-12                          3.00-3.81            563,819               529,990
OSI Restaurant Partners LLC
 Term Loan
 06-14-13                          0.45-2.63             60,732                45,979
 06-14-14                               2.63            709,397               537,070
                                                                      ---------------
Total                                                                       2,753,898
-------------------------------------------------------------------------------------

RETAILERS (5.1%)
Blockbuster
 Term Loan
 09-30-10                              13.50          2,000,000             1,875,000
Claires Stores
 Tranche B Term Loan
 TBD                                     TBD          1,000,000(f,j)          655,710
David's Bridal
 Term Loan
 01-31-14                          2.29-2.60            441,575               395,209
Dollar General
 Tranche B1 Term Loan
 07-07-14                          3.04-3.24          1,000,000               973,750
General Nutrition Centers
 Term Loan
 09-16-13                          2.54-2.85          2,567,192             2,342,562
Gregg Appliances
 Term Loan
 07-25-13                               2.29            689,927               627,834
Jetro Holdings
 Term Loan
 07-02-14                               2.54            500,000               478,750
Lone Star Steakhouse & Saloon
 Term Loan
 07-06-14                               3.17            686,000               507,640
Michaels Stores
 Term Loan
 10-31-13                               2.56            997,436               814,466
Neiman Marcus Group
 Term Loan
 TBD                                     TBD          1,500,000(f,j)        1,233,330
Orchard Supply Hardware LLC
 Term Loan
 12-21-13                               3.06          1,588,500             1,270,800
Pep Boys-Manny Moe & Jack
 Term Loan
 10-27-13                               2.67          1,066,510               938,529
PETCO Animal Supplies
 Term Loan
 10-26-13                          2.54-2.85            762,694               736,000
QVC
 Tranche 6J Term Loan
 03-30-14                               5.77          2,000,000             1,966,660
Rent-A-Center
 Tranche B Term Loan
 06-30-12                          2.04-2.05            105,996               100,697
Rite Aid
 Tranche 4 Term Loan
 06-10-15                               9.50          1,350,000             1,379,255
Sally Holdings LLC
 Tranche B Term Loan
 11-16-13                          2.54-2.93          1,491,502             1,418,791
Sports Authority
 Term Loan
 05-03-13                               2.85          3,177,372             2,097,065
Yankee Candle
 Term Loan
 02-06-14                               2.29          1,183,917             1,094,141
                                                                      ---------------
Total                                                                      20,906,189
-------------------------------------------------------------------------------------

SUPERMARKETS (0.3%)
Supervalu
 Tranche B Term Loan
 06-02-12                               1.54          1,356,352             1,301,312
-------------------------------------------------------------------------------------

TECHNOLOGY (4.7%)
Acxiom
 Term Loan
 09-15-12                          2.04-2.92          1,523,652             1,455,088


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
TECHNOLOGY (CONT.)
Affiliated Computer Services
 Tranche B Term Loan
 03-20-13                               2.29%        $2,360,768            $2,292,872
Asurion
 1st Lien Term Loan
 07-03-14                          3.29-4.02          2,950,000             2,838,136
Asurion
 2nd Lien Term Loan
 TBD                                     TBD            400,000(f,j)          358,000
Bearing Point
 Letter of Credit
 05-18-12                          4.00-4.60            262,921(b)            234,000
Brocade Communications Systems
 Term Loan
 10-07-13                               7.00            811,521               811,862
CommScope
 Tranche B Term Loan
 12-26-14                               3.10            500,000               486,875
First Data
 Tranche B2 Term Loan
 09-24-14                               3.04          1,047,335               887,177
Freescale Semiconductor
 Term Loan
 11-29-13                               2.06          1,665,540             1,220,008
Infor Enterprise Solutions Holdings
 2nd Lien Term Loan
 03-02-14                               6.54            600,000               330,000
Infor Enterprise Solutions Holdings
 Delayed Draw Term Loan
 07-30-12                               4.04            333,429               281,330
Infor Enterprise Solutions Holdings
 Term Loan
 07-30-12                               4.04            639,071               539,217
InfoUSA
 Term Loan
 02-14-12                               2.60            889,510               843,923
Metavante
 Term Loan
 11-03-14                               2.78          2,334,350             2,283,764
Sabre
 Term Loan
 09-30-14                          2.55-2.74            666,169               526,953
Sensata Technologies
 Term Loan
 04-27-13                          2.09-2.25            951,312               791,178
SunGard Data Systems
 Incremental Term Loan
 02-28-14                               6.75            746,894               745,027
SunGard Data Systems
 Tranche B Term Loan
 02-28-16                          3.99-4.60          1,496,164             1,434,073
Verint Systems
 Term Loan
 05-25-14                               3.54          1,071,998               935,318
                                                                      ---------------
Total                                                                      19,294,801
-------------------------------------------------------------------------------------

TEXTILE (1.8%)
Hanesbrands
 2nd Lien Term Loan
 TBD                                     TBD          1,000,000(f,j)          948,750
Hanesbrands
 Tranche A 1st Lien Term Loan
 09-05-12                               5.00          1,325,280             1,325,280
Levi Strauss & Co
 Term Loan
 03-27-14                               2.54          2,202,000             1,857,937
St. John Knits Intl
 Term Loan
 03-23-12                              10.00          1,835,529             1,321,581
William Carter
 Term Loan
 07-14-12                          1.79-1.99          1,879,160             1,822,786
                                                                      ---------------
Total                                                                       7,276,334
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.1%)
Hertz
 Letter of Credit
 12-21-12                          0.61-1.75            303,644               285,968
-------------------------------------------------------------------------------------

WIRELESS (2.4%)
Cellular South
 Delayed Draw Term Loan
 05-29-14                               2.04            592,336               556,796
Cellular South
 Term Loan
 05-29-14                          2.04-4.00          1,741,467             1,636,979


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
30  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
WIRELESS (CONT.)
Crown Castle Operating
 Tranche B Term Loan
 03-06-14                               1.79%        $1,234,217            $1,169,248
Hawaiian Telecom Communications
 Tranche C Term Loan
 05-30-14                               4.75            894,579               550,166
MetroPCS Wireless
 Tranche B Term Loan
 11-03-13                          2.56-3.31          2,564,990             2,451,618
Ntelos
 Tranche B1 Term Loan
 08-24-11                               2.54            736,840               733,849
PAETEC Holding
 Term Loan
 02-28-13                               2.79            259,715               244,456
Trilogy Intl Partners LLC
 Term Loan
 06-29-12                               4.10          4,000,000             2,519,999
                                                                      ---------------
Total                                                                       9,863,111
-------------------------------------------------------------------------------------

WIRELINES (1.4%)
Alaska Communications Systems Holdings
 Term Loan
 02-01-12                               2.35          1,067,875             1,010,477
Iowa Telecommunications Services
 Tranche B Term Loan
 11-23-11                          2.04-2.35          1,000,000               948,330
Time Warner Telecom Holdings
 Tranche B Term Loan
 01-07-13                               2.29          1,078,313             1,036,862
Windstream
 Tranche B1 Term Loan
 07-17-13                          1.79-2.02          2,915,500             2,826,577
                                                                      ---------------
Total                                                                       5,822,246
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $410,984,004)                                                     $362,949,719
-------------------------------------------------------------------------------------



BONDS (5.3%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
AUTOMOTIVE (0.2%)
Goodyear Tire & Rubber
 12-01-09                               5.01%        $1,000,000(e)           $996,250
-------------------------------------------------------------------------------------

BUILDING MATERIALS (0.3%)
CPG Intl I
 Sr Unsecured
 07-01-12                               7.87          2,000,000(e)          1,400,000
-------------------------------------------------------------------------------------

CHEMICALS (0.4%)
Hexion US Finance/Nova Scotia Finance
 Sr Secured
 11-15-14                               5.38          1,000,000(e)            590,000
INVISTA
 Sr Unsecured
 05-01-12                               9.25          1,000,000(d)            965,000
                                                                      ---------------
Total                                                                       1,555,000
-------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.2%)
ESCO
 12-15-13                               4.50          1,000,000(d,e)          840,000
-------------------------------------------------------------------------------------

ENTERTAINMENT (0.4%)
Marquee Holdings
 Sr Disc Nts
 08-15-14                              12.00          1,000,000               820,000
Universal City Florida Holding I/II
 Sr Nts
 05-01-10                               5.77          1,000,000(e)            870,000
                                                                      ---------------
Total                                                                       1,690,000
-------------------------------------------------------------------------------------

HEALTH CARE (0.4%)
HCA
 Sr Secured
 02-15-20                               7.88            835,000(d,f)          820,388
Select Medical
 02-01-15                               7.63          1,000,000               865,000
                                                                      ---------------
Total                                                                       1,685,388
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

LODGING (0.5%)
Host Hotels & Resorts LP
 Sr Unsecured
 05-15-17                               9.00%        $1,000,000(d)         $1,007,500
Wyndham Worldwide
 Sr Unsecured
 05-01-14                               9.88          1,000,000             1,036,478
                                                                      ---------------
Total                                                                       2,043,978
-------------------------------------------------------------------------------------

MEDIA CABLE (0.5%)
Mediacom LLC/Capital
 Sr Unsecured
 01-15-13                               9.50          1,000,000               995,000
Virgin Media Finance
 08-15-16                               9.50          1,000,000(c)          1,027,500
                                                                      ---------------
Total                                                                       2,022,500
-------------------------------------------------------------------------------------

MEDIA NON CABLE (0.6%)
Intelsat Jackson Holdings
 06-15-16                              11.50          2,000,000(c)          2,055,000
-------------------------------------------------------------------------------------

METALS (0.2%)
Freeport-McMoRan Copper & Gold
 Sr Unsecured
 04-01-15                               5.00          1,000,000(e)            961,860
-------------------------------------------------------------------------------------

RESTAURANTS (0.4%)
Seminole Hard Rock Entertainment
 Sr Secured
 03-15-14                               3.13            675,000(d,e)          506,250
Wendy's/Arby's Restaurants LLC
 Sr Unsecured
 07-15-16                              10.00          1,000,000(d)          1,030,000
                                                                      ---------------
Total                                                                       1,536,250
-------------------------------------------------------------------------------------

TEXTILE (0.2%)
Levi Strauss & Co
 Sr Unsecured
 01-15-15                               9.75          1,000,000             1,015,000
-------------------------------------------------------------------------------------

TOBACCO (0.2%)
Alliance One Intl
 Sr Unsecured
 07-15-16                              10.00          1,000,000(d)            985,000
-------------------------------------------------------------------------------------

WIRELESS (0.8%)
Centennial Communications
 Sr Nts
 01-01-13                               6.35          2,000,000(e)          1,947,500
iPCS
 Sr Secured
 05-01-13                               3.15          1,000,000(e)            835,000
                                                                      ---------------
Total                                                                       2,782,500
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $22,864,107)                                                       $21,568,726
-------------------------------------------------------------------------------------





COMMON STOCKS (--%)
ISSUER                                                 SHARES                VALUE(a)
AUTO COMPONENTS (--%)
Plastech Engineered Products B Units                      6,657(b,h)              $--
Plastech Engineered Products C Units                      8,198(b,h)               --
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (--%)
Buffets Restaurants Holdings                             28,786(b)             21,590
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $1,188,482)                                                            $21,590
-------------------------------------------------------------------------------------



MONEY MARKET FUND (7.4%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.41%              30,122,785(n)        $30,122,785
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $30,122,785)                                                       $30,122,785
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $465,159,378)(o)                                                  $414,662,820
=====================================================================================






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
32  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2009, the value of foreign securities represented 2.8% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2009, the value of these securities amounted to $6,154,138 or 1.5% of net assets.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2009.

(f) At July 31, 2009, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $21,798,458. See Note 2 to the financial statements.

(g) The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.

(h)  Negligible market value.

(i) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(j) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(k) At July 31, 2009, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                      UNFUNDED
     BORROWER                                        COMMITMENT
     ----------------------------------------------------------
     Aleris Intl
       Debtor In Possession                           $285,825
     Lyondell Chemical
       Debtor In Possession                            172,344
     ----------------------------------------------------------
     Total                                            $458,169
     ----------------------------------------------------------




--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  33

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(l)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at July 31, 2009 was $2,122,841, representing 0.5% of net assets. Information concerning such security holdings at July 31, 2009 is as follows:

                                                ACQUISITION
     SECURITY                                      DATES                 COST
     ---------------------------------------------------------------------------
     Coleto Creek Power LP
       4.29% 2(nd) Lien Term Loan 2013    08-22-06 thru 06-10-09      $1,253,292
     GPX Intl Tire
       8.30% Tranche B Term Loan 2012     04-11-06 thru 07-30-09         623,978
     Millenium Chemicals
       6.35% 2(nd) Lien Term Loan 2014    05-17-07 thru 10-23-08         934,561
     NextMedia Operating
       11.25% 2(nd) Lien Term Loan 2013   02-10-06 thru 07-30-09         507,004
     Plastech Engineered Products
       7.75% 1(st) Lien Term Loan 2013    02-12-07 thru 05-26-09         238,501
     Rhodes Companies LLC
       4.00% Pay-in Kind 1(st) Lien Term
       Loan 2010                          02-10-06 thru 07-09-09         353,024


(m) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(n) Affiliated Money Market Fund -- See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at July 31, 2009.

(o) At July 31, 2009, the cost of securities for federal income tax purposes was $466,633,581 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $9,645,576
     Unrealized depreciation                         (61,616,337)
     -----------------------------------------------------------
     Net unrealized depreciation                    $(51,970,761)
     -----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
34  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

SFAS 157 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. When a valuation uses multiple inputs from varying levels of the hierarchy, the hierarchy level is determined based on the lowest level input or inputs that are significant to the fair value measurement in its entirety. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  35

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of July 31, 2009:

                                                FAIR VALUE AT JULY 31, 2009
                             ----------------------------------------------------------------
                                  LEVEL 1           LEVEL 2
                               QUOTED PRICES         OTHER          LEVEL 3
                                 IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                  IDENTICAL ASSETS       INPUTS          INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Senior Loans                            $--      $357,684,624     $5,265,095     $362,949,719
---------------------------------------------------------------------------------------------
Bonds
  Corporate Debt
    Securities                           --        21,568,726             --       21,568,726
---------------------------------------------------------------------------------------------
Total Bonds                              --        21,568,726             --       21,568,726
---------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks
    Hotels, Restaurants &
     Leisure                             --            21,590             --           21,590
---------------------------------------------------------------------------------------------
Total Equity Securities                  --            21,590             --           21,590
---------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(a)                      30,122,785                --             --       30,122,785
---------------------------------------------------------------------------------------------
Total Other                      30,122,785                --             --       30,122,785
---------------------------------------------------------------------------------------------
Total                           $30,122,785      $379,274,940     $5,265,095     $414,662,820
---------------------------------------------------------------------------------------------


(a) Money market fund that is a sweep investment for cash balances in the Fund at July 31, 2009.


--------------------------------------------------------------------------------
36  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

* The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                 COMMERCIAL       CORPORATE
                                              MORTGAGE-BACKED       DEBT
                              SENIOR LOANS       SECURITIES      SECURITIES       TOTAL
-----------------------------------------------------------------------------------------
Balance as of July 31,
  2008                                $--        $2,606,455           $--      $2,606,455
  Accrued
    discounts/premiums             30,294                --            --          30,294
  Realized gain (loss)            372,532        (1,781,193)        7,702      (1,400,959)
  Change in unrealized
    appreciation
    (depreciation)*            (1,009,581)        1,499,966            --         490,385
  Net purchases (sales)         1,202,434        (2,325,228)       (7,702)     (1,130,496)
  Transfers in and/or out
    of Level 3                  4,669,416                --            --       4,669,416
-----------------------------------------------------------------------------------------
Balance as of July 31,
  2009                         $5,265,095               $--           $--      $5,265,095
-----------------------------------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2009 was $(1,017,936).



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  37

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
JULY 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $435,036,593)              $384,540,035
  Affiliated money market fund (identified cost $30,122,785)         30,122,785
-------------------------------------------------------------------------------
Total investments in securities (identified cost $465,159,378)      414,662,820
Capital shares receivable                                            15,811,835
Dividend and accrued interest receivable                              1,865,372
Receivable for investment securities sold                             8,606,430
-------------------------------------------------------------------------------
Total assets                                                        440,946,457
-------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                          19,972
Dividends payable to shareholders                                       333,294
Capital shares payable                                                3,576,332
Payable for investment securities purchased                           5,125,526
Payable for securities purchased on a forward-commitment basis       21,798,458
Accrued investment management services fees                               6,623
Accrued distribution fees                                                 2,601
Accrued transfer agency fees                                                779
Accrued administrative services fees                                        760
Accrued plan administration services fees                                     1
Other accrued expenses                                                  136,403
-------------------------------------------------------------------------------
Total liabilities                                                    31,000,749
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $409,945,708
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    516,819
Additional paid-in capital                                          531,937,684
Undistributed net investment income                                     143,172
Accumulated net realized gain (loss)                                (72,155,409)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                        (50,496,558)
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $409,945,708
-------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $267,669,492           33,743,042                       $7.93(1)
Class B                     $ 13,753,092            1,732,968                       $7.94
Class C                     $ 15,721,401            1,981,722                       $7.93
Class I                     $112,680,741           14,208,955                       $7.93
Class R4                    $    112,619               14,159                       $7.95
Class R5                    $      4,420                  556                       $7.95
Class W                     $      3,943                  497                       $7.93
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $8.18. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
38  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED JULY 31, 2009


INVESTMENT INCOME
Income:
Interest                                                           $ 24,012,422
Income distributions from affiliated money market fund                  619,883
-------------------------------------------------------------------------------
Total income                                                         24,632,305
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                   2,210,544
Distribution fees
  Class A                                                               512,870
  Class B                                                               162,968
  Class C                                                               144,229
  Class W                                                                     9
Transfer agency fees
  Class A                                                               242,232
  Class B                                                                20,835
  Class C                                                                17,532
  Class R4                                                                   68
  Class R5                                                                    3
  Class W                                                                     7
Administrative services fees                                            253,669
Plan administration services fees -- Class R4                               340
Compensation of board members                                            11,290
Custodian fees                                                          132,330
Printing and postage                                                     46,765
Registration fees                                                        61,100
Professional fees                                                        57,798
Other                                                                    12,985
-------------------------------------------------------------------------------
Total expenses                                                        3,887,574
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                         (383,502)
  Earnings and bank fee credits on cash balances                           (699)
-------------------------------------------------------------------------------
Total net expenses                                                    3,503,373
-------------------------------------------------------------------------------
Investment income (loss) -- net                                      21,128,932
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                             (53,787,255)
  Foreign currency transactions                                        (167,390)
  Futures contracts                                                     146,593
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (53,808,052)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                  6,336,674
-------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               (47,471,378)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(26,342,446)
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  39

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED JULY 31,                                                         2009           2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $  21,128,932  $  35,566,117
Net realized gain (loss) on investments                              (53,808,052)   (16,779,456)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                   6,336,674    (31,185,226)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      (26,342,446)   (12,398,565)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                          (11,945,412)   (19,372,179)
    Class B                                                             (855,617)    (1,961,535)
    Class C                                                             (750,260)    (1,088,568)
    Class I                                                           (8,068,730)   (12,557,487)
    Class R4                                                              (8,258)       (10,800)
    Class R5                                                                (256)            (4)
    Class W                                                                 (214)          (271)
-----------------------------------------------------------------------------------------------
Total distributions                                                  (21,628,747)   (34,990,844)
-----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                     161,688,147    243,723,380
  Class B shares                                                       3,667,350      9,590,266
  Class C shares                                                       5,514,039     13,022,286
  Class I shares                                                      25,690,163     52,995,768
  Class R4 shares                                                        107,000        162,190
  Class R5 shares                                                             --          5,000
Reinvestment of distributions at net asset value
  Class A shares                                                      10,509,886     17,479,908
  Class B shares                                                         732,786      1,724,706
  Class C shares                                                         511,053        859,191
  Class I shares                                                       8,052,335     12,681,964
  Class R4 shares                                                          7,788         10,453
Conversions from Class B to Class A
  Class A shares                                                       2,708,009      2,800,387
  Class B shares                                                      (2,708,009)    (2,800,387)
Payments for redemptions
  Class A shares                                                    (147,824,820)  (400,083,647)
  Class B shares                                                      (8,441,310)   (33,243,971)
  Class C shares                                                      (7,982,533)   (16,181,465)
  Class I shares                                                     (83,182,073)   (50,340,700)
  Class R4 shares                                                       (173,112)      (274,065)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (31,123,301)  (147,868,736)
-----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (79,094,494)  (195,258,145)
Net assets at beginning of year                                      489,040,202    684,298,347
-----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 409,945,708  $ 489,040,202
-----------------------------------------------------------------------------------------------
Undistributed net investment income                                $     143,172  $     564,220
-----------------------------------------------------------------------------------------------


Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
40  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                           Fiscal period ended July 31,
                                                    2009        2008        2007       2006(b)
Net asset value, beginning of period                $8.97       $9.70      $10.05       $10.00
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .42(c)      .58(c)      .67(c)       .25
Net gains (losses) (both realized and
 unrealized)                                        (1.02)       (.75)       (.35)         .06
----------------------------------------------------------------------------------------------
Total from investment operations                     (.60)       (.17)        .32          .31
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.44)       (.56)       (.66)        (.26)
Distributions from realized gains                      --          --        (.01)          --
----------------------------------------------------------------------------------------------
Total distributions                                  (.44)       (.56)       (.67)        (.26)
----------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.93       $8.97       $9.70       $10.05
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $268        $261        $426         $189
----------------------------------------------------------------------------------------------
Gross expenses prior to expense waiver/
 reimbursement(d),(e)                               1.13%       1.09%       1.07%        1.28%(f)
----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.01%       1.06%       1.03%        1.00%(f)
----------------------------------------------------------------------------------------------
Net investment income (loss)                        5.72%       6.19%       6.63%        6.05%(f)
----------------------------------------------------------------------------------------------
Portfolio turnover rate                               84%         43%         91%          49%
----------------------------------------------------------------------------------------------
Total return(i)                                    (5.95%)     (1.85%)      3.18%        3.21%(j)
----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  41

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS B
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                           Fiscal period ended July 31,
                                                    2009        2008        2007       2006(b)
Net asset value, beginning of period                $8.97       $9.70      $10.05       $10.00
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .37(c)      .52(c)      .59(c)       .22
Net gains (losses) (both realized and
 unrealized)                                        (1.02)       (.76)       (.35)         .06
----------------------------------------------------------------------------------------------
Total from investment operations                     (.65)       (.24)        .24          .28
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.38)       (.49)       (.58)        (.23)
Distributions from realized gains                      --          --        (.01)          --
----------------------------------------------------------------------------------------------
Total distributions                                  (.38)       (.49)       (.59)        (.23)
----------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.94       $8.97       $9.70       $10.05
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $14         $23         $48          $23
----------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.90%       1.85%       1.83%        2.05%(f)
----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.77%       1.82%       1.79%        1.77%(f)
----------------------------------------------------------------------------------------------
Net investment income (loss)                        5.08%       5.52%       5.89%        5.60%(f)
----------------------------------------------------------------------------------------------
Portfolio turnover rate                               84%         43%         91%          49%
----------------------------------------------------------------------------------------------
Total return(i)                                    (6.55%)     (2.59%)      2.41%        2.87%(j)
----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
42  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS C
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                           Fiscal period ended July 31,
                                                    2009        2008        2007       2006(b)
Net asset value, beginning of period                $8.97       $9.70      $10.05       $10.00
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .37(c)      .50(c)      .59(c)       .22
Net gains (losses) (both realized and
 unrealized)                                        (1.03)       (.74)       (.35)         .05
----------------------------------------------------------------------------------------------
Total from investment operations                     (.66)       (.24)        .24          .27
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.38)       (.49)       (.58)        (.22)
Distributions from realized gains                      --          --        (.01)          --
----------------------------------------------------------------------------------------------
Total distributions                                  (.38)       (.49)       (.59)        (.22)
----------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.93       $8.97       $9.70       $10.05
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $16         $20         $24           $6
----------------------------------------------------------------------------------------------
Gross expenses prior to expense waiver/
 reimbursement(d),(e)                               1.89%       1.85%       1.82%        2.04%(f)
----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.76%       1.81%       1.78%        1.76%(f)
----------------------------------------------------------------------------------------------
Net investment income (loss)                        5.05%       5.39%       5.85%        5.22%(f)
----------------------------------------------------------------------------------------------
Portfolio turnover rate                               84%         43%         91%          49%
----------------------------------------------------------------------------------------------
Total return(i)                                    (6.65%)     (2.58%)      2.40%        2.84%(j)
----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  43

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS I
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                           Fiscal period ended July 31,
                                                    2009        2008        2007       2006(b)
Net asset value, beginning of period                $8.96       $9.70      $10.05       $10.00
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .45(c)      .59(c)      .70(c)       .27
Net gains (losses) (both realized and
 unrealized)                                        (1.02)       (.74)       (.35)         .05
----------------------------------------------------------------------------------------------
Total from investment operations                     (.57)       (.15)        .35          .32
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.46)       (.59)       (.69)        (.27)
Distributions from realized gains                      --          --        (.01)          --
----------------------------------------------------------------------------------------------
Total distributions                                  (.46)       (.59)       (.70)        (.27)
----------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.93       $8.96       $9.70       $10.05
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $113        $185        $186          $59
----------------------------------------------------------------------------------------------
Gross expenses prior to expense waiver/
 reimbursement(d),(e)                                .78%        .76%        .75%         .99%(f)
----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .70%        .76%        .71%         .71%(f)
----------------------------------------------------------------------------------------------
Net investment income (loss)                        6.18%       6.40%       6.98%        6.59%(f)
----------------------------------------------------------------------------------------------
Portfolio turnover rate                               84%         43%         91%          49%
----------------------------------------------------------------------------------------------
Total return                                       (5.55%)     (1.65%)      3.51%        3.35%(j)
----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
44  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R4
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                           Fiscal period ended July 31,
                                                    2009        2008        2007       2006(b)
Net asset value, beginning of period                $8.99       $9.70      $10.05       $10.00
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .44(c)      .61(c)      .67(c)       .26
Net gains (losses) (both realized and
 unrealized)                                        (1.03)       (.73)       (.33)         .06
----------------------------------------------------------------------------------------------
Total from investment operations                     (.59)       (.12)        .34          .32
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.45)       (.59)       (.68)        (.27)
Distributions from realized gains                      --          --        (.01)          --
----------------------------------------------------------------------------------------------
Total distributions                                  (.45)       (.59)       (.69)        (.27)
----------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.95       $8.99       $9.70       $10.05
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--         $--          $--
----------------------------------------------------------------------------------------------
Gross expenses prior to expense waiver/
 reimbursement(d),(e)                               1.07%       1.05%       1.02%        1.13%(f)
----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .81%        .69%        .90%         .85%(f)
----------------------------------------------------------------------------------------------
Net investment income (loss)                        5.96%       6.54%       6.79%        6.22%(f)
----------------------------------------------------------------------------------------------
Portfolio turnover rate                               84%         43%         91%          49%
----------------------------------------------------------------------------------------------
Total return                                       (5.71%)     (1.41%)      3.33%        3.29%(j)
----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  45

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R5
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                   Fiscal period ended
                                                         July 31,
                                                    2009       2008(k)
Net asset value, beginning of period                $8.98       $8.99
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                       .45         .01
Net gains (losses) (both realized and
 unrealized)                                        (1.03)       (.01)
----------------------------------------------------------------------
Total from investment operations                     (.58)         --
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.45)       (.01)
Distributions from realized gains                      --          --
----------------------------------------------------------------------
Total distributions                                  (.45)       (.01)
----------------------------------------------------------------------
Net asset value, end of period                      $7.95       $8.98
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--
----------------------------------------------------------------------
Gross expenses prior to expense waiver/
 reimbursement(d),(e)                                .85%        .75%(f)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .75%        .75%(f)
----------------------------------------------------------------------
Net investment income (loss)                        6.11%       4.59%(f)
----------------------------------------------------------------------
Portfolio turnover rate                               84%         43%
----------------------------------------------------------------------
Total return                                       (5.57%)      (.04%)(j)
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
46  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS W
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                     Fiscal period ended July 31,
                                                    2009        2008       2007(l)
Net asset value, beginning of period                $8.97       $9.70       $10.06
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                       .42         .56          .44
Net gains (losses) (both realized and
 unrealized)                                        (1.03)       (.74)        (.37)
----------------------------------------------------------------------------------
Total from investment operations                     (.61)       (.18)         .07
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.43)       (.55)        (.42)
Distributions from realized gains                      --          --         (.01)
----------------------------------------------------------------------------------
Total distributions                                  (.43)       (.55)        (.43)
----------------------------------------------------------------------------------
Net asset value, end of period                      $7.93       $8.97        $9.70
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Gross expenses prior to expense waiver/
 reimbursement(d),(e)                               1.23%       1.20%        1.19%(f)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.14%       1.20%        1.15%(f)
----------------------------------------------------------------------------------
Net investment income (loss)                        5.71%       6.00%        6.60%(f)
----------------------------------------------------------------------------------
Portfolio turnover rate                               84%         43%          91%
----------------------------------------------------------------------------------
Total return                                       (6.07%)     (1.97%)        .77%(j)
----------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended July 31, 2009 and 2008.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.
(k) For the period from July 24, 2008 to July 31, 2008. On July 24, 2008, the Investment Manager purchased 556 shares at $8.99 per share, which represented the initial capital in Class R5.
(l) For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Floating Rate Fund (the Fund) is a series of RiverSource Bond Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource Bond Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in floating rate loans and other floating rate debt securities. These debt obligations will generally be rated non-investment grade by recognized rating agencies (similar to "junk bonds") or be considered by RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) to be of comparable quality.

The Fund offers Class A, Class B, Class C, Class I, Class R4, Class R5 and Class W shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Class R5 became available effective Aug. 1, 2008.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At July 31, 2009, the Investment Manager and the RiverSource affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class R5 and Class W shares. At July 31, 2009, the Investment Manager and affiliated funds-of-funds in the RiverSource Family of Funds owned approximately 28% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than

--------------------------------------------------------------------------------
48  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to

--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

ILLIQUID SECURITIES
At July 31, 2009, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at July 31, 2009 was $2,122,841 representing 0.52% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

INVESTMENTS IN LOANS
The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership, or, if not FDIC insured, enters into

--------------------------------------------------------------------------------
50  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS AND UNFUNDED LOAN COMMITMENTS Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At July 31, 2009, the Fund has outstanding when-issued securities of $6,151,414 and other forward-commitments of $15,647,044.

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the Portfolio of Investments. At July 31, 2009, the Fund has entered into unfunded loan commitments of $458,169.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily. The Fund recognizes certain facility fees as income over the expected term of the loan. The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonable assured.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.


--------------------------------------------------------------------------------
52  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT JULY 31, 2009
At July 31, 2009, the Fund had no outstanding derivatives.


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2009


  AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
------------------------------------------------------------------------
                                     FORWARD
                                     FOREIGN
                                     CURRENCY
RISK EXPOSURE CATEGORY              CONTRACTS   FUTURES    TOTAL
------------------------------------------------------------------------
Foreign exchange contracts          $(167,390) $     --  $(167,390)
------------------------------------------------------------------------
Interest rate contracts                    --   146,593    146,593
------------------------------------------------------------------------
Total                               $(167,390) $146,593  $ (20,797)
------------------------------------------------------------------------



    CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES
                           RECOGNIZED IN INCOME
-------------------------------------------------------------------------
                                      FORWARD
                                      FOREIGN
                                      CURRENCY
RISK EXPOSURE CATEGORY               CONTRACTS   FUTURES    TOTAL
-------------------------------------------------------------------------
Foreign exchange contracts           $(148,075) $     --  $(148,075)
-------------------------------------------------------------------------
Interest rate contracts                     --   (53,776)   (53,776)
-------------------------------------------------------------------------
Total                                $(148,075) $(53,776) $(201,851)
-------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
At July 31, 2009, the Fund had no forward foreign currency contracts outstanding. The monthly average gross notional amount for these contracts was $3.0 million for the year ended July 31, 2009.

FUTURES
At July 31, 2009, the Fund had no contracts outstanding. The monthly average gross notional contract amounts for long and short contracts were $1.3 million and $200,000, respectively, for the year ended July 31, 2009.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.61% to 0.38% as the Fund's net assets increase. The management fee for the year ended July 31, 2009 was 0.61% of the Fund's average daily net assets.


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54  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The fee for the year ended July 31, 2009 was 0.07% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2009, other expenses paid to this company were $2,666.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets

--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $975,000 and $105,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of April 30, 2009 and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $158,914 for Class A, $17,932 for Class B and $12,990 for Class C for the year ended July 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended July 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A.............................................  1.01%
Class B.............................................  1.77
Class C.............................................  1.76
Class I.............................................  0.70
Class R4............................................  0.81
Class R5............................................  0.75
Class W.............................................  1.14


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A..........................................  $118,418
Class B..........................................     9,408
Class C..........................................     8,692
Class R4.........................................        68




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56  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4...........................................  $195


The management fees waived/reimbursed at the Fund level were $246,721.

Under an agreement which was effective until July 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), would not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.01%
Class B.............................................  1.77
Class C.............................................  1.76
Class I.............................................  0.70
Class R4............................................  0.94
Class R5............................................  0.75
Class W.............................................  1.15


Effective Aug. 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Sept. 30, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.08%
Class B.............................................  1.84
Class C.............................................  1.83
Class I.............................................  0.75
Class R4............................................  1.05
Class R5............................................  0.80
Class W.............................................  1.20


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

BANK FEE CREDITS
During the year ended July 31, 2009, the Fund's transfer agency fees were reduced by $699 as a result of bank fee credits from overnight cash balances.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from Aug. 1, 2008 to Dec. 15, 2008, the Fund paid custodian

--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

fees amounting to $5,672 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $284,507,734 and $308,353,169, respectively, for the year ended July 31, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED JULY 31,                          2009         2008
-----------------------------------------------------------------
CLASS A
Sold                                      22,677,259   26,184,563
Converted from Class B shares*               341,493      310,809
Reinvested distributions                   1,466,474    1,863,171
Redeemed                                 (19,862,962) (43,165,061)
-----------------------------------------------------------------
Net increase (decrease)                    4,622,264  (14,806,518)
-----------------------------------------------------------------

CLASS B
Sold                                         523,080    1,017,980
Reinvested distributions                     102,934      183,596
Converted to Class A shares*                (341,493)    (310,809)
Redeemed                                  (1,132,147)  (3,271,815)
-----------------------------------------------------------------
Net increase (decrease)                     (847,626)  (2,381,048)
-----------------------------------------------------------------

CLASS C
Sold                                         775,226    1,406,427
Reinvested distributions                      71,867       91,574
Redeemed                                  (1,062,231)  (1,748,728)
-----------------------------------------------------------------
Net increase (decrease)                     (215,138)    (250,727)
-----------------------------------------------------------------

CLASS I
Sold                                       3,862,042    5,561,402
Reinvested distributions                   1,131,517    1,364,069
Redeemed                                 (11,422,119)  (5,473,481)
-----------------------------------------------------------------
Net increase (decrease)                   (6,428,560)   1,451,990
-----------------------------------------------------------------

CLASS R4
Sold                                          15,859       17,693
Reinvested distributions                       1,088        1,112
Redeemed                                     (23,214)     (28,709)
-----------------------------------------------------------------
Net increase (decrease)                       (6,267)      (9,904)

-----------------------------------------------------------------


--------------------------------------------------------------------------------
58  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED JULY 31,                          2009         2008
-----------------------------------------------------------------
CLASS R5
Sold                                              --          556**
-----------------------------------------------------------------
Net increase (decrease)                           --          556
-----------------------------------------------------------------


 * Automatic conversion of Class B shares to Class A shares based on the original purchase.
**  For the period from July 24, 2008 (inception date) to July 31, 2008.

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $211,312,742 and $223,608,026, respectively, for the year ended July 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at July 31, 2009, can be found in the Portfolio of Investments.

8. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2009.


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

9. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, foreign currency transactions, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $78,767 and accumulated net realized loss has been increased by $78,767.

The tax character of distributions paid for the years indicated is as follows:

                                          YEAR ENDED JULY 31,
                                     2009                       2008
                          -------------------------  -------------------------
                            ORDINARY     LONG-TERM     ORDINARY     LONG-TERM
                             INCOME    CAPITAL GAIN     INCOME    CAPITAL GAIN
------------------------------------------------------------------------------
Class A                   $11,945,412       $--      $19,372,179       $--
Class B                       855,617        --        1,961,535        --
Class C                       750,260        --        1,088,568        --
Class I                     8,068,730        --       12,557,487        --
Class R4                        8,258        --           10,800        --
Class R5                          256        --                4*       --
Class W                           214        --              271        --


*   For the period from July 24, 2008 (inception date) to July 31, 2008.


--------------------------------------------------------------------------------
60  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


At July 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $  1,227,340
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $(70,681,206)
Unrealized appreciation (depreciation).........  $(52,721,635)


For federal income tax purposes, the Fund had a capital loss carry-over of $32,616,062 at July 31, 2009, that if not offset by capital gains will expire as follows:

  2015        2016           2017
$33,562    $3,488,601    $29,093,899


Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At July 31, 2009, the Fund had a post-October loss of $38,065,144 that is treated for income tax purposes as occurring on Aug. 1, 2009.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

10. RISKS RELATING TO CERTAIN INVESTMENTS

FLOATING RATE LOAN RISK
The Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal risks of investing in the Fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, derivatives risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general. Limited liquidity may affect the ability of the Fund to purchase or sell floating rate loans and may have a negative impact on fund performance. The floating rate loans and securities in which the fund invests generally are lower rated (non-investment grade) and are more likely to experience a default, which

--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  61

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

results in more volatile prices and more risk to principal and income than investment grade loans or securities.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Sept. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of

--------------------------------------------------------------------------------
62  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the

--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  63

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
64  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE FLOATING RATE FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Floating Rate Fund (the Fund) (one of the portfolios constituting the RiverSource Bond Series, Inc.) as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  65

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Floating Rate Fund of the RiverSource Bond Series, Inc. at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
September 21, 2009


--------------------------------------------------------------------------------
66  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      0.00%
    Dividends Received Deduction for corporations................      0.00%
    U.S. Government Obligations..................................      0.00%


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  67

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
68  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  69

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
70  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 43                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company, RiverSource Service Corporation and Seligman
Age 58                                           Data Corp. since 2009; Chief Compliance Officer for
                                                 each of the Seligman funds since 2004 and all funds in
                                                 the RiverSource Family of Funds since 2009; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  71

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2009, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 7-8, 2009 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Palo Alto). Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered RiverSource Investments' ability to

--------------------------------------------------------------------------------
72  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


retain key personnel and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods, recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2007 to December 2008. The Board observed that the Fund's investment performance was appropriate in light of the particular management style and the exceptionally challenging market conditions involved.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability. They also reviewed information in the report comparing the fees charged to the Fund by RiverSource Investments to fees charged to other client accounts (with similar investment strategies to those of the Fund).

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  73

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment, if applicable), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2009, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.


--------------------------------------------------------------------------------
74  RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2009 ANNUAL REPORT  75

RIVERSOURCE FLOATING RATE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                              S-6501 F (9/09)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
INCOME OPPORTUNITIES FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2009
(Prospectus also enclosed)

RIVERSOURCE INCOME OPPORTUNITIES FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH A HIGH TOTAL RETURN THROUGH
CURRENT INCOME AND CAPITAL APPRECIATION.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   16

Statement of Assets and
  Liabilities......................   30

Statement of Operations............   31

Statements of Changes in Net
  Assets...........................   32

Financial Highlights...............   34

Notes to Financial Statements......   39

Report of Independent Registered
  Public Accounting Firm...........   55

Federal Income Tax Information.....   57

Board Members and Officers.........   58

Approval of Investment Management
  Services Agreement...............   62

Proxy Voting.......................   65




--------------------------------------------------------------------------------
                  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Income Opportunities Fund (the Fund) Class A shares gained 5.24%
  (excluding sales charge) for the 12 months ended July 31, 2009.

> The Fund outperformed its benchmark, the unmanaged Merrill Lynch U.S. High
  Yield Cash Pay BB-B Rated Constrained Index, which increased 2.62%.

> The Fund also outperformed its peer group, as represented by the Lipper High
  Current Yield Bond Funds Index, which fell 2.87% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2009)
--------------------------------------------------------------------------------


                                                              SINCE
                                                            INCEPTION
                                  1 YEAR  3 YEARS  5 YEARS   6/19/03
---------------------------------------------------------------------
RiverSource Income Opportunities
  Fund
  Class A (excluding sales
  charge)                         +5.24%   +4.05%   +5.01%    +5.78%
---------------------------------------------------------------------
Merrill Lynch U.S. High Yield
  Cash Pay BB-B Rated
  Constrained Index (unmanaged)   +2.62%   +3.46%   +4.65%    +5.43%
---------------------------------------------------------------------
Lipper High Current Yield Bond
  Funds Index                     -2.87%   +0.82%   +3.28%    +4.47%
---------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in sales charges and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JULY 31, 2009
                                                               SINCE
Without sales charge               1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 6/19/03)        +5.24%   +4.05%   +5.01%    +5.78%
----------------------------------------------------------------------
Class B (inception 6/19/03)        +4.44%   +3.30%   +4.22%    +4.99%
----------------------------------------------------------------------
Class C (inception 6/19/03)        +4.43%   +3.30%   +4.22%    +4.99%
----------------------------------------------------------------------
Class I (inception 3/4/04)         +5.70%   +4.53%   +5.44%    +5.32%
----------------------------------------------------------------------
Class R4 (inception 6/19/03)       +5.61%   +4.44%   +5.30%    +6.06%
----------------------------------------------------------------------

With sales charge
Class A (inception 6/19/03)        +0.24%   +2.38%   +3.99%    +4.94%
----------------------------------------------------------------------
Class B (inception 6/19/03)        -0.38%   +2.46%   +3.92%    +4.99%
----------------------------------------------------------------------
Class C (inception 6/19/03)        +3.47%   +3.30%   +4.22%    +4.99%
----------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to qualifying institutional investors only.


--------------------------------------------------------------------------------
                  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



        DURATION
SHORT    INT.     LONG
                          HIGH
                          MEDIUM   QUALITY
           X              LOW



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)     5.1 years
--------------------------------------
Effective duration(2)        3.9 years
--------------------------------------
Weighted average bond
  rating(3)                        BB-
--------------------------------------





(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.


--------------------------------------------------------------------------------
4  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

At July 31, 2009, approximately 25% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Income Opportunities Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 48, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Income Opportunities Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the fund's expenses, see the discussions beginning on pages 14 and 44.

Dear Shareholder,

RiverSource Income Opportunities Fund (the Fund) Class A shares gained 5.24% (excluding sales charge) for the 12 months ended July 31, 2009. The Fund outperformed its benchmark, the unmanaged Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (Merrill Lynch Index), which increased 2.62%. The Fund also outperformed its peer

QUALITY BREAKDOWN (at July 31, 2009; % of portfolio assets excluding cash equivalents and equities)
---------------------------------------------------------------------

BBB bonds                                   9.9%
------------------------------------------------
BB bonds                                   39.7%
------------------------------------------------
B bonds                                    40.3%
------------------------------------------------
CCC bonds                                   6.0%
------------------------------------------------
CC bonds                                    1.2%
------------------------------------------------
C bonds                                     0.4%
------------------------------------------------
D bonds                                     2.5%
------------------------------------------------


Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, (the Investment Manager), rates a security using an internal rating system when Moody's doesn't provide a rating. Ratings for 0.8% of the bond portfolio assets were determined through internal analysis.


--------------------------------------------------------------------------------
                  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------



group, as represented by the Lipper High Current Yield Bond Funds Index, which fell 2.87% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
The Fund's fiscal year covered what were two distinct segments for the high yield bond market. The first half of the annual period largely overlapped the worst months in the history of the high yield bond market, as an ongoing litany of bad news that began in mid-September with the bankruptcy of Lehman Brothers drove credit markets in general and the high yield corporate bond market in particular to trade down sharply. High yield bond spreads, or the yield differential between their yields and U.S. Treasury securities, widened significantly, as a succession of financial institutions went out of business, were forced to merge or were taken over by the U.S. government. The effect of the near-collapse of the financial system on the high yield bond market was compounded during

TOP TEN HOLDINGS (at July 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

HCA
9.63% 2016                                  1.6%
------------------------------------------------
IPALCO Enterprises
8.63% 2011                                  1.2%
------------------------------------------------
Nextel Communications
7.38% 2015                                  1.1%
------------------------------------------------
Lamar Media
9.75% 2014                                  1.0%
------------------------------------------------
INVISTA
9.25% 2012                                  1.0%
------------------------------------------------
Midwest Generation LLC
8.56% 2016                                  0.9%
------------------------------------------------
Quicksilver Resources
8.25% 2015                                  0.9%
------------------------------------------------
Freeport-McMoRan Copper & Gold
8.38% 2017                                  0.9%
------------------------------------------------
Shingle Springs Tribal Gaming Authority
9.38% 2015                                  0.8%
------------------------------------------------
Nova Chemicals
4.54% 2013                                  0.8%
------------------------------------------------



Excludes cash & cash equivalents.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


the period by poor technical and fundamental factors. On the technicals side, there was tremendous forced selling, as hedge funds and others liquidated portfolios in a massive unwinding of leverage. This hit the high yield bank loan sector particularly hard, but dragged down high yield bonds as well. At the same time, growing concerns about a consumer-led recession led to weak fundamentals for many companies issuing debt. The toxic combination of these factors led to extremely high levels of investor risk aversion and thus a significant correction in the high yield corporate bond market. By the middle of December, high yield bond spreads stood at the widest levels seen in recent memory.

In sharp contrast, the high yield bond market posted strong performance during the second half of the annual period. Investors grew increasingly comfortable with the Federal Reserve System's (the Fed's) and the government's rescue plans for the economy and the financial system, including a variety of stimulus and acronym-laden packages. Investor risk aversion toward the asset class also waned as it become increasingly clear that high yield bond valuations were likely to increase as a recession, not a depression, materialized. In the last weeks of March, there were even glimmers of hope that the economy was beginning to stabilize. Included among these were declarations by several top banking executives from firms previously requiring bailout funds that they were seeing profitable business year to date. Such signs of improvement sparked a rally that began in early March and continued through the end of July in a rather robust and steady fashion. Fundamentals, including defaults and downgrades, remained challenged. Technical factors, however, improved


  The Fund benefited most from its significant allocations to the regulated utilities, defense, health care and cable industries, which generally performed well.






--------------------------------------------------------------------------------
                  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------



as better economic indicators, including employment and housing data, led to waning risk aversion and thus increased investor demand. Cash flows into the asset class were positive.

Against this backdrop, the Fund significantly outperformed the Merrill Lynch Index due primarily to effective industry allocation and security selection decisions. The Fund benefited most from its significant allocations to the regulated utilities, defense, health care and cable industries, which generally performed well. These non-cyclical areas proved to be rather defensive sectors during the most challenging months of the annual period. The Fund's results were further helped by its modest exposure to financials, autos, auto parts and suppliers, and information technology, as each of these more cyclical industries lagged the Merrill Lynch Index during the annual period. From an individual security perspective, holding sizable positions in names across a broad spectrum of industries boosted Fund results. Among these top contributors were holdings in wireless giant SPRINT NEXTEL, chemical company NOVA CHEMICALS, hospital and health systems operator HCA, acute health care facilities operator SELECT MEDICAL, defense company ALION SCIENCE AND TECHNOLOGY and wireline provider FAIRPOINT COMMUNICATIONS.

Detracting somewhat from the Fund's results were its sizable allocations to the energy and media (non-cable) industries, which performed poorly. Energy was hurt by the sharp decline in oil and gas prices during the first half of the annual period, and the non-cable segments of the media industry were negatively impacted by a decrease in advertising revenue through much of the period. The individual holdings that detracted most from the Fund's results were paper and paper-based packaging manufacturer SMURFIT-STONE CONTAINER, auto parts manufacturer LEAR, and Mexican glass maker VITRO. Each of these companies declared bankruptcy during the annual period, and we sold the Fund's positions in each of these companies' debt at a loss.

The Fund outpaced its Lipper peer group primarily because the Fund does not buy bonds rated CCC by both the Moody's and Standard & Poor's rating agencies. Bonds rated CCC, the riskiest issues of the high yield bond market, significantly underperformed bonds rated BB and B during the annual period as a whole.


--------------------------------------------------------------------------------
8  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CHANGES TO THE FUND'S PORTFOLIO
We shifted the Fund's positioning as market conditions changed over the annual period. From the start of the period in early August 2008 through November, we shifted the Fund's portfolio to an increasingly defensive stance as investors grew more risk averse amidst the liquidity crunch, recession concerns and aftermath of turmoil in the housing, subprime mortgage and credit markets. We upgraded the quality of the holdings overall and increased the Fund's exposure to more defensive industries, such that the Fund's yield, already lower than that of the Merrill Lynch Index at the start of the period, moved even lower. As the high yield bond market rebounded during the last weeks of December through January, and we found relative valuations to be attractive and fundamentals to be improving, we began to modestly increase the Fund's exposure to cyclically-oriented sectors. As 2009 progressed and we became more comfortable that the economy was in a recession rather than a depression, we increasingly added to names in both defensive and cyclical industries that we felt had compelling risk-adjusted return profiles. At the end of July, the Fund's stance was still somewhat defensive but not as much as it had been several months earlier. As anticipated, the Fund's yield profile was closer to that of the Merrill Lynch Index at the end of the annual period than it was one year prior.

From beginning to end of the annual period, shifts in industry allocations were primarily due to bottom-up security selection decisions rather than to any significant sector or industry bets. That said, the Fund's exposure to chemicals, both wireline and wireless telecommunications, and cable increased relative to the Merrill Lynch Index. Its allocation to the financials and retail industries decreased over the course of the annual period. It is particularly important to note that financials became an increasingly bigger portion of the Merrill Lynch Index over the annual period, as "fallen angels," or formerly investment grade corporate bonds, were downgraded and dropped into the Index. The Fund, however, did not participate in this influx of bonds in the financials industry. Finally, we brought the Fund's cash position down as we sought to take advantage of what we considered attractive buying opportunities across a wide variety of industries.


--------------------------------------------------------------------------------
                  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

At the end of the annual period, the Fund had sizable allocations compared to the Merrill Lynch Index in media, telecommunications and services. The Fund had more modest exposure than the Merrill Lynch Index to the banking, consumer and financials areas at the end of July 2009.

OUR FUTURE STRATEGY
For the near term, we are somewhat cautious in our view for the high yield bond market. On the one hand, conditions for the high yield bond market were much better at the end of July 2009 than they were at the end of 2008, as the credit markets had improved substantially. The actual and perceived thawing of the credit markets was a major catalyst to the March-through-July rally, driving high yield bond spreads narrower. On the other hand, we believe that strength in the high yield bond market during these months may have gotten ahead of itself from a fundamental and technical perspective. While demand for high yield bonds strengthened as investor risk aversion ebbed, we believe the pipeline of new issuance will continue to be active in the months ahead. Thus, supply and demand may well come into increasingly greater balance as 2009 progresses, reducing the impact of some of the technical factors that supported the rally within the high yield bond market. Further, the economic recovery still has some way to go and many companies remain fundamentally challenged. We believe corporate earnings results will be mixed, and corporate defaults, which have been rising, will continue to increase over the months to come. That said, given more open capital markets and improved economic indicators toward the end of the annual period, expectations for corporate defaults, while still high, had been modified downward. In our view, the combination of these factors, along with the strong performance already generated during the last several months of the annual period, may be setting the stage for a pause in the high yield bond market rally.

Over the longer term, we remain more optimistic in our view for the high yield bond market. We believe that, at the end of July, yields within the asset class were compensating attractively for risks in the marketplace.

As we move forward, we believe as strongly as ever that the key to potential outperformance will be leveraging our strength in credit research. We employ a bottom-up approach when selecting bonds. One of

--------------------------------------------------------------------------------
10  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


our competitive advantages is that our team of nine analysts performs in-depth research to acquire deep knowledge and insight of the industries it covers. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies. We sell bonds when we believe that risks outweigh a bond's total return potential.

We intend, of course, to continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns. As always, our disciplined credit selection, based on strong fundamental analysis and rigorous risk management, remains our guiding principle.

            (PHOTO - Brian Lavin)

            Brian Lavin
            Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Income Opportunities Fund Class A shares (from 6/19/03 to 7/31/09) as compared to the performance of two widely cited performance indices, the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index and Lipper High Current Yield Bond Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at July 31, 2009
                                                                                    SINCE
                                                                                  INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS    6/19/03
RIVERSOURCE INCOME OPPORTUNITIES FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $10,024   $10,731   $12,161    $13,432
-------------------------------------------------------------------------------------------
     Average annual total return                     +0.24%    +2.38%    +3.99%     +4.94%
-------------------------------------------------------------------------------------------
MERRILL LYNCH U.S. HIGH YIELD CASH PAY BB-B RATED CONSTRAINED INDEX(1)
     Cumulative value of $10,000                    $10,262   $11,074   $12,552    $13,818
-------------------------------------------------------------------------------------------
     Average annual total return                     +2.62%    +3.46%    +4.65%     +5.43%
-------------------------------------------------------------------------------------------
LIPPER HIGH CURRENT YIELD BOND FUNDS INDEX(2)
     Cumulative value of $10,000                     $9,713   $10,248   $11,751    $13,067
-------------------------------------------------------------------------------------------
     Average annual total return                     -2.87%    +0.82%    +3.28%     +4.47%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE INCOME OPPORTUNITIES FUND LINE GRAPH)

                                              MERRILL LYNCH
                     RIVERSOURCE INCOME         U.S. HIGH
                     OPPORTUNITIES FUND        YIELD CASH            LIPPER HIGH
                           CLASS A              PAY BB-B            CURRENT YIELD
                       (INCLUDES SALES      RATED CONSTRAINED        BOND FUNDS
                            CHARGE)               INDEX(1)             INDEX(2)
                     ------------------    ------------------    ------------------
6/19/03                   $ 9,525               $10,000               $10,000
7/03                        9,331                 9,814                 9,888
10/03                       9,876                10,359                10,494
1/04                       10,324                10,851                11,053
4/04                       10,400                10,881                11,049
7/04                       10,516                11,009                11,119
10/04                      11,082                11,563                11,662
1/05                       11,237                11,785                11,977
4/05                       11,048                11,560                11,699
7/05                       11,518                12,095                12,265
10/05                      11,443                11,966                12,142
1/06                       11,751                12,309                12,526
4/06                       11,896                12,476                12,755
7/06                       11,920                12,482                12,752
10/06                      12,341                13,000                13,257
1/07                       12,767                13,417                13,767
4/07                       13,150                13,807                14,183
7/07                       12,599                13,286                13,616
10/07                      13,171                13,880                14,200
1/08                       12,814                13,619                13,628
4/08                       13,069                13,921                13,928
7/08                       12,763                13,467                13,454
10/08                      10,610                10,613                10,458
1/09                       10,946                11,277                10,331
4/09                       11,911                12,219                11,235
7/09                       13,432                13,818                13,067




(1) The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



--------------------------------------------------------------------------------
14  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 FEB. 1, 2009  JULY 31, 2009  THE PERIOD(a)  EXPENSE RATIO
-----------------------------------------------------------------------------------------------
Class A
-----------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,227.00        $ 6.44(c)      1.16%
-----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.15        $ 5.84(c)      1.16%
-----------------------------------------------------------------------------------------------

Class B
-----------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,222.50        $10.64(c)      1.92%
-----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,015.36        $ 9.65(c)      1.92%
-----------------------------------------------------------------------------------------------

Class C
-----------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,222.40        $10.53(c)      1.90%
-----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,015.46        $ 9.55(c)      1.90%
-----------------------------------------------------------------------------------------------

Class I
-----------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,229.40        $ 4.17(c)       .75%
-----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.19        $ 3.78(c)       .75%
-----------------------------------------------------------------------------------------------

Class R4
-----------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,228.80        $ 5.61(c)      1.01%
-----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.90        $ 5.09(c)      1.01%
-----------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2009: +22.70% for Class A, +22.25% for Class B, +22.24% for Class C, +22.94% for Class I and +22.88% for Class R4.
(c) RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 1.14% for Class A, 1.90% for Class B, 1.89% for Class C, 0.78% for Class I and 1.08% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective Aug. 1, 2009. Had this change been in place for the entire six month period ended July 31, 2009, the actual expenses paid would have been $6.33 for Class A, $10.53 for Class B, $10.47 for Class C and $6.00 for Class R4; the hypothetical expenses paid would have been $5.74 for Class A, $9.55 for Class B, $9.50 for Class C and $5.44 for Class R4. The actual and hypothetical expense paid for Class I would have been the same as those presented in the table above.


--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
JULY 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


BONDS (88.5%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ASSET-BACKED (0.2%)
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
 04-20-11                               6.15%        $1,000,000(d)           $995,460
-------------------------------------------------------------------------------------

MORTGAGE-BACKED (--%)(f)
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
 09-25-47                               0.79            862,231(i)             94,118
-------------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.8%)
L-3 Communications
 07-15-13                               6.13            320,000(e)            312,000
 01-15-15                               5.88            550,000(e)            521,125
L-3 Communications
 Series B
 10-15-15                               6.38          2,340,000(e)          2,246,400
Moog
 Sr Sub Nts
 06-15-18                               7.25            730,000               682,550
TransDigm
 07-15-14                               7.75          1,600,000             1,572,000
                                                                      ---------------
Total                                                                       5,334,075
-------------------------------------------------------------------------------------

BUILDING MATERIALS (0.5%)
Gibraltar Inds
 Series B
 12-01-15                               8.00          1,785,000             1,383,375
Interface
 Secured
 11-01-13                              11.38          1,045,000(d)          1,099,863
Norcraft Companies LP/Finance
 11-01-11                               9.00            732,000               730,170
                                                                      ---------------
Total                                                                       3,213,408
-------------------------------------------------------------------------------------

CHEMICALS (4.0%)
Ashland
 06-01-17                               9.13          2,035,000(d)          2,146,925
Chemtura
 06-01-16                               6.88          4,181,000(b)          3,407,515
Dow Chemical
 Sr Unsecured
 05-15-19                               8.55          3,800,000             4,168,961
INVISTA
 Sr Unsecured
 05-01-12                               9.25          6,780,000(d)          6,542,700
Nalco
 Sr Nts
 05-15-17                               8.25          1,635,000(d)          1,700,400
Nova Chemicals
 Sr Unsecured
 01-15-12                               6.50          1,655,000(c)          1,646,725
 11-15-13                               4.54          6,220,000(c,i)        5,566,900
                                                                      ---------------
Total                                                                      25,180,126
-------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (2.1%)
RSC Equipment Rental
 Sr Secured
 07-15-17                              10.00          1,865,000(d,e)        1,948,925
Terex
 01-15-14                               7.38          2,730,000(e)          2,600,325
Terex
 Sr Unsecured
 06-01-16                              10.88          4,300,000             4,493,500
United Rentals North America
 06-15-16                              10.88          4,160,000(d,e)        4,160,000
                                                                      ---------------
Total                                                                      13,202,750
-------------------------------------------------------------------------------------

CONSUMER CYCLICAL SERVICES (0.2%)
Corrections Corp of America
 06-01-17                               7.75            900,000               902,250
West Corp
 10-15-14                               9.50            575,000               546,250
                                                                      ---------------
Total                                                                       1,448,500
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (2.2%)
Jarden
 05-01-17                               7.50          2,930,000             2,812,800


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
CONSUMER PRODUCTS (CONT.)
Jarden
 Sr Unsecured
 05-01-16                               8.00%        $2,725,000            $2,793,125
Sealy Mattress
 Sr Secured
 04-15-16                              10.88          2,275,000(d)          2,434,250
Visant
 10-01-12                               7.63          2,220,000             2,231,100
Visant Holding
 Sr Disc Nts
 12-01-13                              10.25          2,760,000             2,839,350
Visant Holding
 Sr Nts
 12-01-13                               8.75            500,000               502,500
                                                                      ---------------
Total                                                                      13,613,125
-------------------------------------------------------------------------------------

ELECTRIC (7.1%)
Aquila Canada Finance
 06-15-11                               7.75          2,060,000(c,e)        2,134,127
CMS Energy
 Sr Nts
 06-15-19                               8.75            800,000(e)            830,000
CMS Energy
 Sr Unsecured
 07-17-17                               6.55          4,485,000             4,220,026
Dynegy Holdings
 Sr Unsecured
 05-01-16                               8.38          1,629,000(e)          1,417,230
 05-15-18                               7.13          2,700,000             1,856,250
 06-01-19                               7.75          2,485,000             1,978,681
Edison Mission Energy
 Sr Unsecured
 06-15-16                               7.75          1,200,000             1,008,000
 05-15-17                               7.00            950,000               756,438
IPALCO Enterprises
 Sr Secured
 11-14-11                               8.63          7,795,000             8,009,362
 04-01-16                               7.25            340,000(d)            334,050
KCP&L Greater Missouri Operations
 Sr Unsecured
 07-01-12                              11.88          2,220,000             2,497,500
Midwest Generation LLC
 Pass-Through Ctfs Series B
 01-02-16                               8.56          6,378,709(e)          6,410,602
NiSource Finance
 07-15-14                               5.40          1,725,000             1,694,986
 01-15-19                               6.80          3,075,000             3,050,683
 09-15-20                               5.45          1,550,000             1,381,864
NRG Energy
 02-01-14                               7.25          1,580,000(e)          1,552,350
 02-01-16                               7.38          3,525,000             3,410,438
 01-15-17                               7.38          1,830,000             1,765,950
Salton Sea Funding
 Sr Secured Series C
 05-30-10                               7.84             65,893                66,616
Texas Competitive Electric Holdings LLC
 Series B
 11-01-15                              10.25            700,000               549,500
                                                                      ---------------
Total                                                                      44,924,653
-------------------------------------------------------------------------------------

ENTERTAINMENT (2.3%)
AMC Entertainment
 Sr Nts
 06-01-19                               8.75          2,914,000(d,e)        2,899,430
Cinemark USA
 06-15-19                               8.63          1,557,000(d)          1,611,495
Regal Cinemas
 07-15-19                               8.63          2,300,000(d)          2,363,250
Regal Cinemas
 Series B
 02-01-12                               9.38          1,000,000             1,000,000
Speedway Motorsports
 Sr Unsecured
 06-01-16                               8.75          2,000,000(d)          2,085,000
Warner Music Group
 Sr Secured
 06-15-16                               9.50          3,958,000(d,e)        4,215,270
                                                                      ---------------
Total                                                                      14,174,445
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (1.3%)
Aramark
 02-01-15                               8.50          2,500,000(e)          2,518,749
ASG Consolidated LLC/Finance
 Sr Disc Nts
 11-01-11                              11.50          2,501,000             2,300,920


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FOOD AND BEVERAGE (CONT.)
Constellation Brands
 12-15-14                               8.38%          $261,000(e)           $270,135
 09-01-16                               7.25            448,000               439,040
 05-15-17                               7.25          1,947,000(e)          1,903,193
Michael Foods
 11-15-13                               8.00            655,000               656,638
                                                                      ---------------
Total                                                                       8,088,675
-------------------------------------------------------------------------------------

GAMING (5.8%)
Ameristar Casinos
 Sr Unsecured
 06-01-14                               9.25          3,870,000(d)          3,986,100
Boyd Gaming
 Sr Sub Nts
 02-01-16                               7.13          3,505,000             2,804,000
Circus & Eldorado Jt Venture/Silver Legacy Capital
 1st Mtge
 03-01-12                              10.13          5,215,000             4,224,150
Firekeepers Development Authority
 Sr Secured
 05-01-15                              13.88          1,410,000(d)          1,410,000
Indianapolis Downs LLC/Capital
 Sr Secured
 11-01-12                              11.00            229,000(d)            171,750
MGM MIRAGE
 Sr Secured
 11-15-13                              13.00          1,200,000(d)          1,353,000
 11-15-17                              11.13          1,785,000(d)          1,945,650
Pokagon Gaming Authority
 Sr Nts
 06-15-14                              10.38          4,946,000(d)          4,921,270
Seminole Indian Tribe of Florida
 10-01-20                               7.80          1,085,000(d)            925,950
Seminole Indian Tribe of Florida
 Sr Secured
 10-01-20                               6.54          2,295,000(d)          1,928,144
Seneca Gaming
 Sr Unsecured
 05-01-12                               7.25          3,430,000             3,172,750
Seneca Gaming
 Sr Unsecured Series B
 05-01-12                               7.25          1,590,000             1,470,750
Shingle Springs Tribal Gaming Authority
 Sr Nts
 06-15-15                               9.38          8,210,000(d)          5,705,950
Tunica-Biloxi Gaming Authority
 Sr Unsecured
 11-15-15                               9.00          2,890,000(d)          2,543,200
                                                                      ---------------
Total                                                                      36,562,664
-------------------------------------------------------------------------------------

GAS PIPELINES (4.7%)
Colorado Interstate Gas
 Sr Unsecured
 11-15-15                               6.80            553,000               591,909
Copano Energy LLC
 06-01-18                               7.75          2,165,000(e)          2,035,100
El Paso
 Sr Unsecured
 12-12-13                              12.00            805,000               913,675
 06-15-14                               6.88            255,000               252,040
 02-15-16                               8.25          3,300,000(e)          3,366,000
 06-15-17                               7.00          2,000,000             1,921,598
Regency Energy Partners LP/Finance
 12-15-13                               8.38          1,400,000             1,407,000
Regency Energy Partners LP/Finance
 Sr Unsecured
 06-01-16                               9.38          3,200,000(d,e)        3,256,000
SONAT
 Sr Unsecured
 02-01-18                               7.00            675,000               639,878
Southern Star Central
 Sr Nts
 03-01-16                               6.75          5,402,000             5,050,870
 03-01-16                               6.75          3,600,000(d)          3,348,000
Tennessee Gas Pipeline
 Sr Nts
 02-01-16                               8.00          1,690,000(e)          1,875,900
Williams Partners LP/Finance
 Sr Unsecured
 02-01-17                               7.25          4,771,000             4,675,580
                                                                      ---------------
Total                                                                      29,333,550
-------------------------------------------------------------------------------------

HEALTH CARE (7.4%)
Apria Healthcare Group
 Sr Secured
 11-01-14                              11.25          1,200,000(d)          1,221,000


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
HEALTH CARE (CONT.)
Biomet
 Pay-in-kind
 10-15-17                              10.38%        $2,550,000(k)         $2,728,500
Community Health Systems
 07-15-15                               8.88          4,965,000             5,113,950
DaVita
 03-15-13                               6.63          5,100,000             5,010,750
HCA
 Secured Pay-in-kind
 11-15-16                               9.63         10,107,000(k)         10,536,547
HCA
 Sr Secured
 02-15-20                               7.88          2,785,000(d,g)        2,736,263
IASIS Healthcare LLC/Capital
 06-15-14                               8.75          5,355,000             5,328,224
Omnicare
 06-01-13                               6.13            694,000               641,950
 12-15-13                               6.75          2,045,000             1,932,525
 12-15-15                               6.88          5,154,000             4,806,105
Select Medical
 02-01-15                               7.63          6,035,000             5,220,275
Tenet Healthcare
 Sr Secured
 07-01-19                               8.88          1,660,000(d,e)        1,759,600
                                                                      ---------------
Total                                                                      47,035,689
-------------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.6%)
Coventry Health Care
 Sr Unsecured
 08-15-14                               6.30            895,000               808,215
 03-15-17                               5.95          3,675,000             3,088,323
                                                                      ---------------
Total                                                                       3,896,538
-------------------------------------------------------------------------------------

HOME CONSTRUCTION (1.2%)
K Hovnanian Enterprises
 Sr Secured
 05-01-13                              11.50          2,248,000(e)          2,073,780
KB Home
 06-15-15                               6.25            990,000               895,950
Norcraft Holdings LP/Capital
 Sr Disc Nts
 09-01-12                               9.75            108,000               102,600
Ryland Group
 05-15-17                               8.40          2,055,000             1,993,350
Toll Brothers Finance
 10-15-17                               8.91          1,990,000(e)          2,106,751
William Lyon Homes
 02-15-14                               7.50            340,000               113,900
                                                                      ---------------
Total                                                                       7,286,331
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (7.2%)
Berry Petroleum
 Sr Nts
 06-01-14                              10.25          2,400,000             2,508,000
Chesapeake Energy
 08-15-14                               7.00            910,000(e)            880,425
 06-15-15                               6.38          1,000,000               932,500
 01-15-16                               6.63          1,100,000             1,027,125
 01-15-16                               6.88          1,364,000(e)          1,282,160
 08-15-17                               6.50          2,285,000(e)          2,067,925
 01-15-18                               6.25            355,000               315,950
Connacher Oil and Gas
 Sr Secured
 07-15-14                              11.75          1,440,000(c,d)        1,436,400
Denbury Resources
 04-01-13                               7.50          1,244,000             1,237,780
 12-15-15                               7.50            441,000               434,385
 03-01-16                               9.75          1,005,000             1,072,838
Forest Oil
 Sr Nts
 02-15-14                               8.50          2,000,000(d)          2,030,000
Hilcorp Energy I LP/Finance
 Sr Unsecured
 11-01-15                               7.75          3,635,000(d,e)        3,235,150
 06-01-16                               9.00          2,000,000(d,e)        1,840,000
KCS Energy
 04-01-12                               7.13          2,410,000(e)          2,367,825
PetroHawk Energy
 07-15-13                               9.13            310,000               321,625
 06-01-15                               7.88            320,000(e)            310,400
PetroHawk Energy
 Sr Nts
 08-01-14                              10.50          2,800,000(d)          2,996,000
Quicksilver Resources
 08-01-15                               8.25          6,515,000             6,254,399


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
INDEPENDENT ENERGY (CONT.)
Quicksilver Resources
 Sr Nts
 01-01-16                              11.75%        $2,160,000(e)         $2,367,900
Range Resources
 03-15-15                               6.38            550,000               525,250
 05-15-16                               7.50          1,115,000             1,106,638
 05-01-18                               7.25            395,000               383,150
 05-15-19                               8.00          2,000,000             2,035,000
SandRidge Energy
 06-01-18                               8.00          2,310,000(d)          2,113,650
SandRidge Energy
 Pay-in-kind
 04-01-15                               8.63          4,110,000(k)          3,904,500
SandRidge Energy
 Sr Unsecured
 05-15-16                               9.88            700,000(d)            707,000
                                                                      ---------------
Total                                                                      45,693,975
-------------------------------------------------------------------------------------

LODGING (1.2%)
Starwood Hotels & Resorts Worldwide
 Sr Unsecured
 10-15-14                               7.88          4,275,000             4,253,625
Wyndham Worldwide
 Sr Unsecured
 05-01-14                               9.88          1,209,000             1,253,102
 12-01-16                               6.00          2,336,000             1,980,374
                                                                      ---------------
Total                                                                       7,487,101
-------------------------------------------------------------------------------------

MEDIA CABLE (5.5%)
Charter Communications Operating LLC/Capital
 Secured
 04-30-12                              10.00          1,619,000(d)          1,614,953
 04-30-14                              10.38          4,601,000(d)          4,589,497
CSC Holdings
 Sr Unsecured
 04-15-14                               8.50          1,900,000(d,e)        1,957,000
 06-15-15                               8.50          3,690,000(d,e)        3,800,700
 02-15-19                               8.63          1,100,000(d)          1,133,000
DIRECTV Holdings LLC/Financing
 06-15-15                               6.38            710,000               679,825
 05-15-16                               7.63          3,775,000             3,822,188
Mediacom Broadband LLC
 Sr Unsecured
 10-15-15                               8.50          1,955,000(e)          1,857,250
Mediacom LLC/Capital
 Sr Unsecured
 01-15-13                               9.50            945,000(e)            940,275
Videotron Ltee
 01-15-14                               6.88          1,875,000(c)          1,837,500
 04-15-18                               9.13            925,000(c)            959,688
 04-15-18                               9.13          5,295,000(c,d)        5,506,799
Virgin Media Finance
 04-15-14                               8.75          1,105,000(c,e)        1,116,050
 08-15-16                               9.13            400,000(c)            403,000
 08-15-16                               9.50          4,435,000(c)          4,556,963
                                                                      ---------------
Total                                                                      34,774,688
-------------------------------------------------------------------------------------

MEDIA NON CABLE (6.9%)
DISH DBS
 10-01-14                               6.63            800,000               768,000
 02-01-16                               7.13          5,510,000             5,344,699
Intelsat Subsidiary Holding
 01-15-15                               8.88          1,850,000(c)          1,868,500
 01-15-15                               8.88          2,755,000(c,d)        2,782,550
Interpublic Group of Companies
 Sr Unsecured
 07-15-17                              10.00          2,600,000(d,e)        2,704,000
Lamar Media
 08-15-15                               6.63            573,000               504,240
Lamar Media
 Series C
 08-15-15                               6.63          1,363,000             1,172,180
Lamar Media
 Sr Nts
 04-01-14                               9.75          6,310,000(d)          6,625,499
Liberty Media LLC
 Sr Unsecured
 05-15-13                               5.70          5,390,000             4,837,525
Nielsen Finance LLC
 08-01-14                              10.00          5,115,000             5,140,575
 05-01-16                              11.50          2,500,000(e)          2,618,750
Nielsen Finance LLC
 Sr Nts
 02-01-14                              11.63          1,315,000             1,384,038
Quebecor Media
 Sr Unsecured
 03-15-16                               7.75          2,260,000(c)          2,147,000


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MEDIA NON CABLE (CONT.)
Rainbow Natl Services LLC
 09-01-12                               8.75%        $1,500,000(d)         $1,515,000
 09-01-14                              10.38            155,000(d)            161,975
RR Donnelley & Sons
 Sr Unsecured
 04-01-14                               4.95            760,000               693,011
 01-15-17                               6.13            875,000               781,477
Salem Communications Holding
 12-15-10                               7.75          4,015,000             2,178,138
                                                                      ---------------
Total                                                                      43,227,157
-------------------------------------------------------------------------------------

METALS (2.0%)
Arch Coal
 Sr Nts
 08-01-16                               8.75          1,312,000(d,g)        1,328,400
 08-01-16                               8.75          1,205,000(d)          1,220,063
Compass Minerals Intl
 Sr Nts
 06-01-19                               8.00          1,300,000(d)          1,293,500
Freeport-McMoRan Copper & Gold
 Sr Unsecured
 04-01-15                               8.25          1,670,000             1,766,025
 04-01-17                               8.38          5,480,000             5,808,800
Peabody Energy
 11-01-16                               7.38            620,000               623,100
Peabody Energy
 Series B
 03-15-13                               6.88            395,000(e)            398,950
                                                                      ---------------
Total                                                                      12,438,838
-------------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (1.1%)
Ford Motor Credit LLC
 Sr Unsecured
 10-25-11                               7.25          5,300,000             4,976,562
 08-01-12                               7.50          1,945,000(g)          1,799,125
                                                                      ---------------
Total                                                                       6,775,687
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.5%)
Helix Energy Solutions Group
 01-15-16                               9.50          3,490,000(d)          3,210,800
-------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.9%)
Cardtronics
 08-15-13                               9.25          2,130,000             2,002,200
Cardtronics
 Series B
 08-15-13                               9.25          3,735,000             3,510,900
                                                                      ---------------
Total                                                                       5,513,100
-------------------------------------------------------------------------------------

OTHER INDUSTRY (1.0%)
Chart Inds
 10-15-15                               9.13          5,140,000             4,934,400
Lender Processing Services
 07-01-16                               8.13          1,539,000             1,554,390
                                                                      ---------------
Total                                                                       6,488,790
-------------------------------------------------------------------------------------

PACKAGING (2.4%)
Crown Americas LLC/Capital
 11-15-13                               7.63          1,500,000(e)          1,530,000
Crown Americas LLC/Capital II
 Sr Unsecured
 05-15-17                               7.63          2,200,000(d)          2,238,500
Greif
 Sr Nts
 08-01-19                               7.75            300,000(d)            297,750
Greif
 Sr Unsecured
 02-01-17                               6.75          4,050,000             3,817,125
Owens-Brockway Glass Container
 05-15-13                               8.25          1,000,000             1,022,500
 05-15-16                               7.38          1,120,000(d,e)        1,108,800
Sealed Air
 Sr Nts
 06-15-17                               7.88          2,950,000(d,e)        3,115,374
Silgan Holdings
 Sr Sub Nts
 11-15-13                               6.75          1,890,000             1,871,100
                                                                      ---------------
Total                                                                      15,001,149
-------------------------------------------------------------------------------------

PAPER (2.8%)
Boise Cascade LLC
 10-15-14                               7.13          2,064,000             1,331,280
Cascades
 02-15-13                               7.25          1,200,000(c)          1,095,000


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
PAPER (CONT.)
Georgia-Pacific LLC
 06-15-15                               7.70%        $3,445,000            $3,410,550
 05-01-16                               8.25          2,175,000(d)          2,251,125
 01-15-17                               7.13            898,000(d)            875,550
Georgia-Pacific LLC
 Sr Unsecured
 05-15-11                               8.13          2,320,000             2,378,000
NewPage
 Sr Secured
 05-01-12                              10.00          5,235,000             2,329,575
Norampac Inds
 06-01-13                               6.75          2,386,000(c)          2,147,400
Verso Paper Holdings LLC
 Sr Secured
 07-01-14                              11.50          1,950,000(d,e)        1,828,125
                                                                      ---------------
Total                                                                      17,646,605
-------------------------------------------------------------------------------------

PHARMACEUTICALS (0.6%)
Valeant Pharmaceuticals Intl
 Sr Unsecured
 06-15-16                               8.38          1,675,000(d)          1,700,125
Warner Chilcott
 02-01-15                               8.75          2,075,000             2,075,000
                                                                      ---------------
Total                                                                       3,775,125
-------------------------------------------------------------------------------------

RAILROADS (0.5%)
Kansas City Southern Railway
 06-01-15                               8.00          3,030,000(e)          2,939,100
-------------------------------------------------------------------------------------

RETAILERS (0.4%)
Neiman Marcus Group
 Pay-in-kind
 10-15-15                               9.00             87,747(e,k)           64,933
Rite Aid
 Sr Secured
 06-12-16                               9.75          1,495,000(d,e)        1,577,225
Toys R Us Property I LLC
 07-15-17                              10.75          1,083,000(d,e)        1,120,905
                                                                      ---------------
Total                                                                       2,763,063
-------------------------------------------------------------------------------------

TECHNOLOGY (2.1%)
Communications & Power Inds
 02-01-12                               8.00          5,300,000             5,194,000
CPI Intl
 Sr Unsecured
 02-01-15                               7.38            246,000(i)            216,480
Seagate Technology Intl
 Secured
 05-01-14                              10.00          2,485,000(c,d,e)      2,708,650
SS&C Technologies
 12-01-13                              11.75          2,645,000             2,724,350
SunGard Data Systems
 08-15-13                               9.13          2,345,000(e)          2,391,900
                                                                      ---------------
Total                                                                      13,235,380
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (1.3%)
Erac USA Finance
 10-15-17                               6.38          5,560,000(d)          5,181,144
Hertz
 01-01-14                               8.88          3,380,000             3,253,250
                                                                      ---------------
Total                                                                       8,434,394
-------------------------------------------------------------------------------------

WIRELESS (6.2%)
CC Holdings GS V LLC/Crown Castle GS III
 Sr Secured
 05-01-17                               7.75          4,500,000(d)          4,589,999
Centennial Cellular Operating/Communications
 06-15-13                              10.13          3,370,000             3,445,825
Centennial Communications/Cellular Operating LLC/Puerto Rico Operations
 Sr Unsecured
 02-01-14                               8.13            435,000               436,088
Cricket Communications
 11-01-14                               9.38            610,000(e)            619,150
 07-15-15                              10.00          1,170,000             1,208,025
Cricket Communications
 Sr Secured
 05-15-16                               7.75          3,905,000(d)          3,875,713
MetroPCS Wireless
 11-01-14                               9.25          2,690,000             2,784,150
MetroPCS Wireless
 Sr Nts
 11-01-14                               9.25          1,580,000(d)          1,635,300
Nextel Communications
 Series D
 08-01-15                               7.38          8,465,000             7,597,337


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
WIRELESS (CONT.)
Nextel Communications
 Series E
 10-31-13                               6.88%        $1,000,000              $912,500
Nextel Communications
 Series F
 03-15-14                               5.95          1,000,000               865,000
SBA Telecommunications
 08-15-16                               8.00          1,805,000(d)          1,823,050
 08-15-19                               8.25          2,766,000(d)          2,807,490
Sprint Capital
 01-30-11                               7.63            879,000               885,593
 03-15-12                               8.38          3,125,000             3,164,063
Wind Acquisition Finance
 Sr Nts
 07-15-17                              11.75          2,245,000(c,d)        2,402,150
                                                                      ---------------
Total                                                                      39,051,433
-------------------------------------------------------------------------------------

WIRELINES (5.5%)
Cincinnati Bell
 07-15-13                               7.25          2,685,000             2,607,806
 01-15-14                               8.38            520,000(e)            514,800
 02-15-15                               7.00          1,585,000             1,501,788
Frontier Communications
 Sr Unsecured
 05-01-14                               8.25          2,050,000             2,075,625
 03-15-19                               7.13          2,620,000             2,416,950
Level 3 Financing
 11-01-14                               9.25          1,900,000(e)          1,657,750
 02-15-17                               8.75          3,500,000             2,931,250
Qwest Capital Funding
 02-15-11                               7.25          2,500,000             2,475,000
Qwest
 Sr Unsecured
 03-15-12                               8.88          1,170,000(e)          1,213,875
 10-01-14                               7.50          1,625,000             1,620,938
 06-15-15                               7.63          1,890,000             1,885,275
 05-01-16                               8.38          3,000,000(d)          3,082,500
Time Warner Telecom Holdings
 02-15-14                               9.25          3,380,000             3,489,850
Valor Telecommunications Enterprises Finance
 02-15-15                               7.75          4,240,000             4,239,999
Windstream
 08-01-16                               8.63          2,645,000             2,684,675
                                                                      ---------------
Total                                                                      34,398,081
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $522,295,816)                                                     $557,238,573
-------------------------------------------------------------------------------------



SENIOR LOANS (5.8%)(l)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
AEROSPACE & DEFENSE (0.6%)
Alion Science and Technology
 Term Loan
 02-06-13                               9.50%        $5,044,403            $4,085,967
-------------------------------------------------------------------------------------

CHEMICALS (0.7%)
Hexion Specialty Chemicals
 Tranche C1 Term Loan
 05-05-13                               2.88          5,182,189             3,831,141
Hexion Specialty Chemicals
 Tranche C2 Term Loan
 05-05-13                               2.88          1,075,683               795,241
                                                                      ---------------
Total                                                                       4,626,382
-------------------------------------------------------------------------------------

ELECTRIC (0.4%)
Energy Future Holdings
 Tranche B3 Term Loan
 10-10-14                          3.79-3.80          3,472,139             2,671,985
-------------------------------------------------------------------------------------

ENTERTAINMENT (0.1%)
AMC Entertainment Holdings
 Pay-in-kind Term Loan
 06-13-12                               5.62            563,441(k)            495,829
-------------------------------------------------------------------------------------

GAMING (0.2%)
Great Lakes Gaming of Michigan LLC
 Development Term Loan
 08-15-12                               9.00            747,983(j)            648,352
Great Lakes Gaming of Michigan LLC
 Non-Gaming Land Acquisition Letter of Credit
 08-15-12                               9.00            276,688(j)            239,833


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
GAMING (CONT.)
Great Lakes Gaming of Michigan LLC
 Transition Term Loan
 08-15-12                               9.00%          $193,736(j)           $167,931
                                                                      ---------------
Total                                                                       1,056,116
-------------------------------------------------------------------------------------

MEDIA CABLE (0.6%)
Charter Communications Operating LLC
 Term Loan
 TBD                                     TBD          3,596,970(g,h)        3,291,695
 03-05-14                               6.25            397,980               364,203
                                                                      ---------------
Total                                                                       3,655,898
-------------------------------------------------------------------------------------

MEDIA NON CABLE (0.3%)
Dex Media West LLC
 Tranche B Term Loan
 10-24-14                               7.00          2,194,828             1,780,555
-------------------------------------------------------------------------------------

METALS (0.5%)
Noranda Aluminum Acquisition
 Tranche B Term Loan
 05-18-14                               2.29          4,641,815             3,249,270
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.8%)
Dresser
 2nd Lien Term Loan
 05-04-15                               6.04          6,830,000             5,219,281
-------------------------------------------------------------------------------------

WIRELINES (1.6%)
Fairpoint Communications
 Tranche B Term Loan
 TBD                                     TBD          2,794,038(g,h)        2,127,659
 03-31-15                               5.00          6,562,845             4,997,606
Level 3 Communications
 Tranche B Term Loan
 03-13-14                              11.50          2,500,000             2,565,625
                                                                      ---------------
Total                                                                       9,690,890
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $30,770,294)                                                       $36,532,173
-------------------------------------------------------------------------------------





MONEY MARKET FUND (3.7%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.41%              23,352,026(m)        $23,352,026
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $23,352,026)                                                       $23,352,026
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (9.2%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     58,251,155           $58,251,155
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $58,251,155)                                                       $58,251,155
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $634,669,291)(n)                                                  $675,373,927
=====================================================================================




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2009, the value of foreign securities represented 6.4% of net assets.


--------------------------------------------------------------------------------
24  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2009, the value of these securities amounted to $169,770,306 or 27.0% of net assets.

(e) At July 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At July 31, 2009, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $11,096,403. See Note 2 to the financial statements.

(h) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2009.

(j)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at July 31, 2009 was $1,056,116 representing 0.2% of net assets. Information concerning such security holdings at July 31, 2009 is as follows:

                                                ACQUISITION
     SECURITY                                      DATES                COST
     -------------------------------------------------------------------------
     Great Lakes Gaming of Michigan LLC
       Development Term Loan
       9.00% 2012                         03-02-07 thru 09-15-07      $739,398
     Great Lakes Gaming of Michigan LLC
       Non-Gaming Land Acquisition
       Letter of Credit
       9.00% 2012                         03-02-07 thru 09-15-07       273,512
     Great Lakes Gaming of Michigan LLC
       Transition Term Loan
       9.00% 2012                         03-02-07 thru 09-15-07       191,513




--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(k) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(l) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(m) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at July 31, 2009.

(n) At July 31, 2009, the cost of securities for federal income tax purposes was $635,531,685 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $45,839,946
     Unrealized depreciation                          (5,997,704)
     -----------------------------------------------------------
     Net unrealized appreciation                     $39,842,242
     -----------------------------------------------------------





--------------------------------------------------------------------------------
26  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

SFAS 157 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. When a valuation uses multiple inputs from varying levels of the hierarchy, the hierarchy level is determined based on the lowest level input or inputs that are significant to the fair value measurement in its entirety. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used a the pricing source for any remaining

--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of July 31, 2009:

                                                FAIR VALUE AT JULY 31, 2009
                             ----------------------------------------------------------------
                                  LEVEL 1           LEVEL 2
                               QUOTED PRICES         OTHER          LEVEL 3
                                 IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                  IDENTICAL ASSETS       INPUTS          INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Bonds
  Asset-Backed Securities               $--          $995,460            $--         $995,460
  Residential Mortgage-
    Backed Securities                    --                --         94,118           94,118
  Corporate Debt
    Securities                           --       556,148,995             --      556,148,995
---------------------------------------------------------------------------------------------
Total Bonds                              --       557,144,455         94,118      557,238,573
---------------------------------------------------------------------------------------------
Other
  Senior Loans                           --        35,476,057      1,056,116       36,532,173
  Affiliated Money Market
    Fund(a)                      23,352,026                --             --       23,352,026
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                         58,251,155                --             --       58,251,155
---------------------------------------------------------------------------------------------
Total Other                      81,603,181        35,476,057      1,056,116      118,135,354
---------------------------------------------------------------------------------------------
Total                           $81,603,181      $592,620,512     $1,150,234     $675,373,927
---------------------------------------------------------------------------------------------


(a) Money market fund that is a sweep investment for cash balances in the Fund at July 31, 2009.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                       RESIDENTIAL
                                     MORTGAGE-BACKED
                                        SECURITIES      SENIOR LOANS       TOTAL
----------------------------------------------------------------------------------
Balance as of July 31, 2008              $296,728        $1,950,454     $2,247,182
  Accrued discounts/premiums                  440             5,372          5,812
  Realized gain (loss)                      4,550            26,846         31,396
  Change in unrealized
    appreciation (depreciation)*         (153,668)         (153,447)      (307,115)
  Net purchases (sales)                   (53,932)         (353,916)      (407,848)
  Transfers in and/or out of
    Level 3                                    --          (419,193)      (419,193)
----------------------------------------------------------------------------------
Balance as of July 31, 2009               $94,118        $1,056,116     $1,150,234
----------------------------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2009 was $(212,587).


--------------------------------------------------------------------------------
28  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




     HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  29

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
JULY 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $553,066,110)             $593,770,746
  Affiliated money market fund (identified cost $23,352,026)         23,352,026
  Investments of cash collateral received for securities on loan
    (identified cost $58,251,155)                                    58,251,155
-------------------------------------------------------------------------------
Total investments in securities (identified cost $634,669,291)      675,373,927
Capital shares receivable                                            10,190,952
Dividends and accrued interest receivable                            12,334,702
Receivable for investment securities sold                            18,662,864
-------------------------------------------------------------------------------
Total assets                                                        716,562,445
-------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                       993,953
Capital shares payable                                                5,700,834
Payable for investment securities purchased                          21,718,744
Payable upon return of securities loaned                             58,251,155
Accrued investment management services fees                              10,424
Accrued distribution fees                                                 4,712
Accrued transfer agency fees                                              1,730
Accrued administrative services fees                                      1,179
Accrued plan administration services fees                                     2
Other accrued expenses                                                  100,897
-------------------------------------------------------------------------------
Total liabilities                                                    86,783,630
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $629,778,815
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    699,230
Additional paid-in capital                                          613,624,357
Undistributed net investment income                                   1,150,591
Accumulated net realized gain (loss)                                (26,399,999)
Unrealized appreciation (depreciation) on investments                40,704,636
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $629,778,815
-------------------------------------------------------------------------------
*Including securities on loan, at value                            $ 53,901,515
-------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $402,063,679           44,650,530                       $9.00(1)
Class B                     $ 34,051,872            3,782,976                       $9.00
Class C                     $ 35,122,534            3,902,941                       $9.00
Class I                     $158,288,141           17,558,605                       $9.01
Class R4                    $    252,589               27,960                       $9.03
-----------------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $9.45. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED JULY 31, 2009


INVESTMENT INCOME
Income:
Interest                                                             32,279,200
Income distributions from affiliated money market fund                  160,777
Income from securities lending                                           40,099
-------------------------------------------------------------------------------
Total income                                                         32,480,076
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                   1,913,521
Distribution fees
  Class A                                                               468,741
  Class B                                                               249,052
  Class C                                                               113,732
Transfer agency fees
  Class A                                                               311,232
  Class B                                                                45,341
  Class C                                                                18,373
  Class R4                                                                   62
Administrative services fees                                            219,083
Plan administration services fees -- Class R4                               308
Compensation of board members                                            10,496
Custodian fees                                                           76,678
Printing and postage                                                     44,075
Registration fees                                                       106,004
Professional fees                                                        38,912
Other                                                                    16,305
-------------------------------------------------------------------------------
Total expenses                                                        3,631,915
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                             (249)
  Earnings and bank fee credits on cash balances                           (620)
-------------------------------------------------------------------------------
Total net expenses                                                    3,631,046
-------------------------------------------------------------------------------
Investment income (loss) -- net                                      28,849,030
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                             (13,482,328)
  Swap transactions                                                    (566,563)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (14,048,891)
Net change in unrealized appreciation (depreciation) on
  investments                                                        55,074,287
-------------------------------------------------------------------------------
Net gain (loss) on investments                                       41,025,396
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 69,874,426
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  31

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED JULY 31,                                                        2009          2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $ 28,849,030  $ 20,351,046
Net realized gain (loss) on investments                             (14,048,891)  (13,746,247)
Net change in unrealized appreciation (depreciation) on
  investments                                                        55,074,287    (2,034,568)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      69,874,426     4,570,231
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                         (16,401,395)  (10,393,968)
    Class B                                                          (1,985,030)   (2,158,124)
    Class C                                                            (896,222)     (244,114)
    Class I                                                          (8,211,760)   (6,574,245)
    Class R4                                                            (11,328)      (10,654)
  Net realized gain
    Class A                                                                  --    (2,213,561)
    Class B                                                                  --      (531,476)
    Class C                                                                  --       (55,930)
    Class I                                                                  --    (1,260,450)
    Class R4                                                                 --        (2,126)
---------------------------------------------------------------------------------------------
Total distributions                                                 (27,505,735)  (23,444,648)

---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
32  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED JULY 31,                                                        2009          2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $272,779,720  $ 20,976,021
  Class B shares                                                     19,760,602     3,937,202
  Class C shares                                                     29,136,955       831,600
  Class I shares                                                    103,414,568    21,235,756
  Class R4 shares                                                       294,409            --
Reinvestment of distributions at net asset value
  Class A shares                                                     12,981,491    10,236,256
  Class B shares                                                      1,618,164     2,297,030
  Class C shares                                                        549,659       258,033
  Class I shares                                                      7,988,690     7,897,337
  Class R4 shares                                                        10,262        12,059
Conversions from Class B to Class A
  Class A shares                                                      5,481,395     3,061,188
  Class B shares                                                     (5,481,395)   (3,061,188)
Payments for redemptions
  Class A shares                                                    (51,928,727)  (63,561,128)
  Class B shares                                                     (8,372,175)  (18,344,012)
  Class C shares                                                     (1,570,387)   (1,751,600)
  Class I shares                                                    (35,685,916)  (39,766,355)
  Class R4 shares                                                      (187,496)      (12,636)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions   350,789,819   (55,754,437)
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             393,158,510   (74,628,854)
Net assets at beginning of year                                     236,620,305   311,249,159
---------------------------------------------------------------------------------------------
Net assets at end of year                                          $629,778,815  $236,620,305
---------------------------------------------------------------------------------------------
Undistributed net investment income                                $  1,150,591  $    193,022
---------------------------------------------------------------------------------------------


Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A
PER SHARE INCOME AND CAPITAL CHANGES(A)


                                                               FISCAL PERIOD ENDED JULY 31,
                                                    2009       2008       2007        2006        2005
Net asset value, beginning of period               $9.34      $9.99      $10.10      $10.53      $10.30
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .75(b)     .69(b)      .68(b)      .64         .61
Net gains (losses) (both realized and
 unrealized)                                        (.39)      (.54)       (.10)       (.30)        .35
-------------------------------------------------------------------------------------------------------
Total from investment operations                     .36        .15         .58         .34         .96
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.70)      (.66)       (.69)       (.62)       (.61)
Distributions from realized gains                     --       (.14)         --        (.15)       (.12)
-------------------------------------------------------------------------------------------------------
Total distributions                                 (.70)      (.80)       (.69)       (.77)       (.73)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.00      $9.34       $9.99      $10.10      $10.53
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $402       $138        $177        $194        $197
-------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                              1.19%      1.16%       1.14%       1.14%       1.10%
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                       9.15%      7.00%       6.57%       6.25%       5.73%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              81%        75%        122%        130%        124%
-------------------------------------------------------------------------------------------------------
Total return(e)                                    5.24%      1.30%       5.69%       3.49%       9.52%
-------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS B
PER SHARE INCOME AND CAPITAL CHANGES(A)


                                                               FISCAL PERIOD ENDED JULY 31,
                                                    2009       2008       2007        2006        2005
Net asset value, beginning of period               $9.34      $9.98      $10.09      $10.53      $10.30
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .68(b)     .61(b)      .60(b)      .56         .53
Net gains (losses) (both realized and
 unrealized)                                        (.38)      (.53)       (.10)       (.30)        .35
-------------------------------------------------------------------------------------------------------
Total from investment operations                     .30        .08         .50         .26         .88
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.64)      (.58)       (.61)       (.55)       (.53)
Distributions from realized gains                     --       (.14)         --        (.15)       (.12)
-------------------------------------------------------------------------------------------------------
Total distributions                                 (.64)      (.72)       (.61)       (.70)       (.65)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.00      $9.34       $9.98      $10.09      $10.53
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $34        $26         $43         $57         $79
-------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                              1.96%      1.92%       1.90%       1.90%       1.86%
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                       8.29%      6.22%       5.79%       5.46%       4.99%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              81%        75%        122%        130%        124%
-------------------------------------------------------------------------------------------------------
Total return(e)                                    4.44%       .64%       4.89%       2.60%       8.70%
-------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS C
PER SHARE INCOME AND CAPITAL CHANGES(A)


                                                               FISCAL PERIOD ENDED JULY 31,
                                                    2009       2008       2007        2006        2005
Net asset value, beginning of period               $9.34      $9.98      $10.09      $10.53      $10.30
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .68(b)     .61(b)      .60(b)      .56         .53
Net gains (losses) (both realized and
 unrealized)                                        (.38)      (.53)       (.10)       (.30)        .35
-------------------------------------------------------------------------------------------------------
Total from investment operations                     .30        .08         .50         .26         .88
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.64)      (.58)       (.61)       (.55)       (.53)
Distributions from realized gains                     --       (.14)         --        (.15)       (.12)
-------------------------------------------------------------------------------------------------------
Total distributions                                 (.64)      (.72)       (.61)       (.70)       (.65)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.00      $9.34       $9.98      $10.09      $10.53
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $35         $4          $5          $6          $7
-------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                              1.91%      1.92%       1.90%       1.90%       1.86%
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                       8.36%      6.26%       5.80%       5.48%       4.98%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              81%        75%        122%        130%        124%
-------------------------------------------------------------------------------------------------------
Total return(e)                                    4.43%       .64%       4.89%       2.60%       8.69%
-------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
36  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS I
PER SHARE INCOME AND CAPITAL CHANGES(A)


                                                                FISCAL PERIOD ENDED JULY 31,
                                                    2009       2008        2007        2006        2005
Net asset value, beginning of period               $9.35      $10.00      $10.11      $10.55      $10.32
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .78(b)      .73(b)      .72(b)      .68         .65
Net gains (losses) (both realized and
 unrealized)                                        (.38)       (.54)       (.10)       (.30)        .35
--------------------------------------------------------------------------------------------------------
Total from investment operations                     .40         .19         .62         .38        1.00
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.74)       (.70)       (.73)       (.67)       (.65)
Distributions from realized gains                     --        (.14)         --        (.15)       (.12)
--------------------------------------------------------------------------------------------------------
Total distributions                                 (.74)       (.84)       (.73)       (.82)       (.77)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.01       $9.35      $10.00      $10.11      $10.55
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $158         $68         $86         $93         $69
--------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                               .78%        .75%        .74%        .74%        .74%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                       9.63%       7.42%       6.96%       6.67%       6.15%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              81%         75%        122%        130%        124%
--------------------------------------------------------------------------------------------------------
Total return                                       5.70%       1.72%       6.12%       3.81%       9.92%
--------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS R4
PER SHARE INCOME AND CAPITAL CHANGES(A)


                                                               FISCAL PERIOD ENDED JULY 31,
                                                    2009       2008       2007        2006        2005
Net asset value, beginning of period               $9.37      $9.99      $10.10      $10.54      $10.31
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .76(b)     .73(b)      .69(b)      .66         .62
Net gains (losses) (both realized and
 unrealized)                                        (.37)      (.53)       (.10)       (.31)        .36
-------------------------------------------------------------------------------------------------------
Total from investment operations                     .39        .20         .59         .35         .98
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.73)      (.68)       (.70)       (.64)       (.63)
Distributions from realized gains                     --       (.14)         --        (.15)       (.12)
-------------------------------------------------------------------------------------------------------
Total distributions                                 (.73)      (.82)       (.70)       (.79)       (.75)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.03      $9.37       $9.99      $10.10      $10.54
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)              $--        $--         $--         $--         $--
-------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                       1.08%      1.05%       1.01%        .97%        .94%
-------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(f),(g)                    .88%       .76%        .98%        .97%        .94%
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                       9.28%      7.42%       6.67%       6.42%       5.91%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              81%        75%        122%        130%        124%
-------------------------------------------------------------------------------------------------------
Total return                                       5.61%      1.90%       5.87%       3.57%       9.70%
-------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS.
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(e) Total return does not reflect payment of a sales charge.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(g) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended July 31, 2009 and 2008.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
38  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Income Opportunities Fund (the Fund) is a series of RiverSource Bond Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end investment management company. RiverSource Bond Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

At July 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares. At July 31, 2009, the Investment Manager, RiverSource Life Insurance Company and affiliated funds-of-funds in the RiverSource Family of Funds owned approximately 25% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest


--------------------------------------------------------------------------------
40  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

ILLIQUID SECURITIES
At July 31, 2009, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at July 31, 2009 was $1,056,116 representing 0.17% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At July 31, 2009, the Fund has outstanding when-issued securities of $5,842,151 and other forward-commitments of $5,254,252.


--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.


--------------------------------------------------------------------------------
42  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CREDIT DEFAULT SWAP TRANSACTIONS
The Fund may enter into credit default swap transactions to increase or decrease its credit exposure to an issuer of debt securities, a specific debt security, or an index of issuers or debt securities. Additionally, credit default swaps may be used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If the credit event specified in the contract occurs, the Fund will be required to deliver either the reference obligation or an equivalent cash amount to the protection seller and in exchange, the Fund will receive the notional amount from the seller. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain
(loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If the credit event specified in the contract occurs, the Fund will receive the referenced obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the obligation received and the notional amount paid will be recorded as a realized gain (loss). As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

The notional amounts of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of

--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


creditworthiness. At July 31, 2009, the Fund had no outstanding credit default swap contracts.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT JULY 31, 2009
At July 31, 2009, the Fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2009


  AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN
                              INCOME
-----------------------------------------------------------------
RISK EXPOSURE CATEGORY                              SWAPS
-----------------------------------------------------------------
Credit contracts                                  $(566,563)
-----------------------------------------------------------------
TOTAL                                             $(566,563)
-----------------------------------------------------------------



     CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON
                DERIVATIVES RECOGNIZED IN INCOME
---------------------------------------------------------------
RISK EXPOSURE CATEGORY                              SWAPS
---------------------------------------------------------------
Credit contracts                                     $--
---------------------------------------------------------------
TOTAL                                                $--
---------------------------------------------------------------


4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.61% to 0.38% as the Fund's net assets increase. The management fee for the year ended July 31, 2009 was 0.61% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to

--------------------------------------------------------------------------------
44  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

0.04% as the Fund's net assets increase. The fee for the year ended July 31, 2009 was 0.07% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2009, other expenses paid to this company were $712.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to

--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,187,000 and $208,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of April 30, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSC's, received by the Distributor for distributing Fund shares were $930,987 for Class A, $17,555 for Class B and $3,148 for Class C for the year ended July 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended July 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), were as follows:

Class R4............................................  0.88%


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class R4............................................  $62


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4...........................................  $187


Under an agreement which was effective until July 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), would not exceed the following percentage of the class average daily net assets:

Class R4............................................  1.01%


Effective Aug. 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Sept. 30, 2010, unless sooner terminated at the discretion of the Board, such that net expenses

--------------------------------------------------------------------------------
46  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.14%
Class B.............................................  1.90
Class C.............................................  1.89
Class I.............................................  0.78
Class R4............................................  1.08


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

BANK FEE CREDITS
During the year ended July 31, 2009, the Fund's transfer agency fees were reduced by $620 as a result of bank fee credits from overnight cash balances.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from Aug. 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $8,287 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $575,142,346 and $241,997,322, respectively, for the year ended July 31, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED JULY 31,                          2009        2008
----------------------------------------------------------------
CLASS A
Sold                                      34,033,477   2,150,237
Converted from Class B shares*               609,129     326,701
Reinvested distributions                   1,588,748   1,042,780
Redeemed                                  (6,378,728) (6,485,643)
----------------------------------------------------------------
Net increase (decrease)                   29,852,626  (2,965,925)

----------------------------------------------------------------


--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

YEAR ENDED JULY 31,                          2009        2008
----------------------------------------------------------------
CLASS B
Sold                                       2,459,489     399,167
Reinvested distributions                     200,309     233,826
Converted to Class A shares*                (609,129)   (326,701)
Redeemed                                  (1,040,434) (1,876,083)
----------------------------------------------------------------
Net increase (decrease)                    1,010,235  (1,569,791)
----------------------------------------------------------------

CLASS C
Sold                                       3,611,241      86,804
Reinvested distributions                      66,573      26,297
Redeemed                                    (189,649)   (177,985)
----------------------------------------------------------------
Net increase (decrease)                    3,488,165     (64,884)
----------------------------------------------------------------

CLASS I
Sold                                      13,512,238   2,173,982
Reinvested distributions                     982,527     806,184
Redeemed                                  (4,257,549) (4,209,463)
----------------------------------------------------------------
Net increase (decrease)                   10,237,216  (1,229,297)
----------------------------------------------------------------

CLASS R4
Sold                                          34,140          --
Reinvested distributions                       1,261       1,228
Redeemed                                     (22,657)     (1,319)
----------------------------------------------------------------
Net increase (decrease)                       12,744         (91)
----------------------------------------------------------------


* Automatic conversion of Class B shares to Class A shares based on the original purchase.

7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

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48  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



At July 31, 2009, securities valued at $53,901,515 were on loan, secured by cash collateral of $58,251,155 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Income of $40,099 earned from securities lending from Dec. 1, 2008 through July 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement. For the period from Aug. 1, 2008 to Nov. 30, 2008, the Fund had no securities on loan.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $234,594,976 and $224,409,044, respectively, for the year ended July 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at July 31, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement,

--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2009.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of recognition of unrealized appreciation (depreciation) for certain derivative investments, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $385,726 and accumulated net realized loss has been decreased by $385,726.


--------------------------------------------------------------------------------
50  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


The tax character of distributions paid for the years indicated is as follows:

                                           YEAR ENDED JULY 31,
                                     2009                       2008
                            ORDINARY     LONG-TERM     ORDINARY     LONG-TERM
                             INCOME    CAPITAL GAIN     INCOME    CAPITAL GAIN
------------------------------------------------------------------------------
Class A                   $16,401,395       $--      $12,294,420    $313,109
Class B                     1,985,030        --        2,614,426      75,174
Class C                       896,222        --          292,134       7,910
Class I                     8,211,760        --        7,656,418     178,277
Class R4                       11,328        --           12,479         301


At July 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $  2,154,634
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $(25,537,605)
Unrealized appreciation (depreciation).........  $ 39,832,152


For federal income tax purposes, the Fund had a capital loss carry-over of $18,195,634 at July 31, 2009, that if not offset by capital gains will expire as follows:

   2016           2017
$1,946,556    $16,249,078


Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At July 31, 2009, the Fund had a post-October loss of $7,341,971 that is treated for income tax purposes as occurring on Aug. 1, 2009.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Sept. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.


--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.


--------------------------------------------------------------------------------
52  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

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On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise
Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial

--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
54  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE INCOME OPPORTUNITIES FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Income Opportunities Fund (the
Fund) (one of the portfolios constituting the RiverSource Bond Series, Inc.) as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Income Opportunities Fund of the RiverSource Bond Series, Inc. at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
September 21, 2009


--------------------------------------------------------------------------------
56  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      0.00%
    Dividends Received Deduction for corporations................      0.00%
    U.S. Government Obligations..................................      0.00%


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
58  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
60  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 43                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company, RiverSource Service Corporation and Seligman
Age 58                                           Data Corp. since 2009; Chief Compliance Officer for
                                                 each of the Seligman funds since 2004 and all funds in
                                                 the RiverSource Family of Funds since 2009; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  61

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2009, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 7-8, 2009 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Palo Alto). Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered RiverSource Investments' ability to

--------------------------------------------------------------------------------
62  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



retain key personnel and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods, recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2007 to December 2008. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment, if applicable), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the

--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  63

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------



Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2009, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.


--------------------------------------------------------------------------------
64  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2009 ANNUAL REPORT  65

RIVERSOURCE INCOME OPPORTUNITIES FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                              S-6266 J (9/09)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
INFLATION PROTECTED SECURITIES FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2009
(Prospectus also enclosed)

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND SEEKS
TO PROVIDE SHAREHOLDERS WITH TOTAL RETURN THAT
EXCEEDS THE RATE OF INFLATION OVER THE LONG TERM.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   16

Statement of Assets and
  Liabilities......................   22

Statement of Operations............   23

Statements of Changes in Net
  Assets...........................   24

Financial Highlights...............   26

Notes to Financial Statements......   32

Report of Independent Registered
  Public Accounting Firm...........   49

Federal Income Tax Information.....   51

Board Members and Officers.........   52

Approval of Investment Management
  Services Agreement...............   56

Proxy Voting.......................   59




--------------------------------------------------------------------------------
        RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Inflation Protected Securities Fund (the Fund) Class A shares declined 1.24% (excluding sales charge) for the 12 months ended July 31, 2009.

> The Fund underperformed its benchmark, the unmanaged Barclays Capital U.S.
  Government Inflation-Linked Bond Index, which fell 0.39%.

> The Barclays Capital U.S. Treasury Inflation Notes Index fell 0.53% for the 12 months ended July 31, 2009.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2009)
--------------------------------------------------------------------------------


                                                               SINCE
                                                             INCEPTION
                                   1 YEAR  3 YEARS  5 YEARS    3/4/04
----------------------------------------------------------------------
RiverSource Inflation Protected
  Securities Fund
  Class A (excluding sales
  charge)                          -1.24%   +4.57%   +4.12%    +3.56%
----------------------------------------------------------------------
Barclays Capital U.S. Government
  Inflation-Linked Bond Index
  (unmanaged)                      -0.39%   +5.25%   +4.76%    +4.26%
----------------------------------------------------------------------
Barclays Capital U.S. Treasury
  Inflation Notes Index
  (unmanaged)                      -0.53%   +5.23%   +4.76%    +4.26%
----------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 3.00% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in sales charges and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JULY 31, 2009
                                                               SINCE
Without sales charge               1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 3/4/04)         -1.24%   +4.57%   +4.12%    +3.56%
----------------------------------------------------------------------
Class B (inception 3/4/04)         -1.99%   +3.78%   +3.31%    +2.76%
----------------------------------------------------------------------
Class C (inception 3/4/04)         -1.98%   +3.78%   +3.31%    +2.75%
----------------------------------------------------------------------
Class I (inception 3/4/04)         -0.90%   +4.94%   +4.46%    +3.89%
----------------------------------------------------------------------
Class R4 (inception 3/4/04)        -1.07%   +4.72%   +4.25%    +3.70%
----------------------------------------------------------------------
Class W (inception 12/1/06)        -1.35%     N/A      N/A     +3.88%
----------------------------------------------------------------------

With sales charge
Class A (inception 3/4/04)         -4.21%   +3.51%   +3.49%    +2.98%
----------------------------------------------------------------------
Class B (inception 3/4/04)         -6.74%   +2.84%   +2.96%    +2.60%
----------------------------------------------------------------------
Class C (inception 3/4/04)         -2.93%   +3.78%   +3.31%    +2.75%
----------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 3.00%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts.


--------------------------------------------------------------------------------
        RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------

LOGO

        DURATION
SHORT    INT.     LONG
           X              HIGH
                          MEDIUM   QUALITY
                          LOW



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.


WEIGHTED AVERAGE LIFE(1)     9.4 years
--------------------------------------
EFFECTIVE DURATION(2)        8.1 years
--------------------------------------
WEIGHTED AVERAGE BOND
  RATING(3)                        AAA
--------------------------------------


(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

Principal risks associated with the RiverSource Inflation Protected Securities Fund include credit risk, diversification risk, inflation protected securities risk, and interest rate risk. See the Fund's prospectus for information on these and other risks associated with the Fund. Treasury Inflation Protected Securities (TIPS) are backed by the full faith and credit of the U.S. Government. The U.S. Government guarantee applies only to the underlying TIPS securities, and not the Fund itself.


--------------------------------------------------------------------------------
4  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

At July 31, 2009, approximately 28% of RiverSource Inflation Protected Securities Fund (the Fund) shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 41, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 14 and 37.

Effective March 25, 2009, Todd White took over the management of RiverSource Inflation Protected Securities Fund from Jamie Jackson.

Dear Shareholder,

RiverSource Inflation Protected Securities Fund (the Fund) Class A shares declined 1.24% (excluding sales charge) for the 12 months ended July 31, 2009. The Fund underperformed its benchmark, the unmanaged Barclays Capital U.S. Government Inflation-Linked Bond Index (Barclays Index), which fell 0.39%.

Effective May 1, 2009, the Fund changed its primary benchmark index from the Barclays Capital U.S. Treasury Inflation Notes Index to the Barclays Capital U.S. Government Inflation-Linked Bond Index, the Fund's new benchmark. For the 12 months ended July 31, 2009, the Barclays Capital U.S. Treasury Inflation Notes Index fell 0.53%.


PORTFOLIO COMPOSITION(1) (at July 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Asset-Backed                                2.6%
------------------------------------------------
Mortgage-Backed                             0.7%
------------------------------------------------
U.S. Government Obligations                96.4%
------------------------------------------------
Other(2)                                    0.3%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of July 31, 2009. The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
        RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
The Fund had its most significant exposure to Treasury Inflation Protected Securities (TIPS), whose interest payments are automatically adjusted to help offset inflation. On an absolute basis, this hurt performance, as overall U.S. inflation that accrued to the Fund during the annual period came in at an annualized rate of -1.28%; that is, there was deflation. Yields on TIPS were quite volatile during the annual period, with the 10-year TIP yield starting the period on Aug. 1, 2008 at 1.61% before peaking at 3.13% on Oct. 31 and then reaching a low point on March 26, 2009 of 1.26%. On July 31, 2009, the yield on the 10-year TIP stood at 1.73%. Overall, then, yields on TIPS moved higher during the period. During the first half of the period, a massive flight to quality led increasingly risk averse investors into non-inflation-protected U.S. Treasuries. Beginning in March, as economic "green shoots" appeared and investors' appetite for risk grew, investors shifted away from both TIPS and non-inflation-protected U.S. Treasuries. Further, deflationary expectations dominated the second half of the year, thus decreasing demand for inflation-linked securities.

When reviewing the performance of TIPS, it is critical to distinguish between overall inflation and core inflation. Overall inflation takes into consideration food and energy as a component of the cost of living. It is the overall inflation rate to which the principal and interest on TIPS are tied. Actual inflation, having peaked in July 2008, declined at a rate of approximately 2.1% for the 12 months ended July 31, 2009, and that deflation got passed through the assets in the Fund. This overall inflation rate was dramatically below expectations held at the beginning of the

QUALITY BREAKDOWN (at July 31, 2009; % of bond portfolio assets)
---------------------------------------------------------------------

AAA bonds                                  99.6%
------------------------------------------------
AA bonds                                    0.4%
------------------------------------------------


Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating.


--------------------------------------------------------------------------------
6  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


reporting period, as energy prices declined more than 28% during the annual period even as food prices increased substantially. For example, crude oil prices were more than $124 per barrel on July 31, 2008, having come slightly off its peak of $147.11 per barrel on July 11. Crude oil prices were down more than 42% to just over $71 per barrel on July 31, 2009. Retail gasoline fell from a U.S. national average of $4.11 per gallon in July 2008 to $2.50 per gallon at the end of July 2009. In contrast, core inflation, a measure closely monitored by the Federal Reserve System (the Fed), excludes food and energy. Core inflation came in slightly above consensus estimates at a rate of approximately 1.5% for the annual period, but still well within the Fed's "comfort zone" for core inflation of between 1.5% and 2% a year.

Relative to the Barclays Index, the Fund benefited from its tactical asset allocation overall, wherein we allocated a portion of the Fund's net assets to fixed income sectors other than TIPS that we believe presented relative value opportunities. For example, we opportunistically invested in agency mortgage-backed securities toward the end of the annual period. The Fund's position in U.S. agency subordinated debt, held through much of the annual period, also helped, as spreads, or the difference in yields between these securities and U.S. Treasuries, tightened during the second half of the fiscal year. Subordinated debt is debt that ranks below other securities with regard to claims on assets or earnings, but, which typically offers a higher rate of return than senior debt due to the increased inherent risk. Subordinated debt of U.S. agencies is widely considered to be comparatively less risky than that of banks or other issuers.

Further boosting the Fund's results was the implementation of our enhanced cash strategy, whereby the Fund used buy-forward transactions to try to add value, or extra return. Under these arrangements, we agreed to buy TIPS at a specified date in the future. The cash that we would have invested in those TIPS was instead invested in cash equivalents that were expected to return more than the financing rate embedded in the buy-forward contract.

Duration positioning also buoyed the Fund's results. The Fund maintained a defensive position in the form of a duration that was shorter than the Barclays Index until the end of October when real rates at the long end of the TIPS yield curve increased to very attractive levels. We then

--------------------------------------------------------------------------------
        RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


lengthened the Fund's duration such that it was slightly greater than that of its benchmark index. Duration is a measure of the Fund's sensitivity to changes in interest rates.

Detracting from the Fund's performance was its lesser weighting in TIPS than the Barclays Index, especially in May 2009 when TIPS performed particularly well. Also detracting somewhat from the Fund's performance was its lack of exposure to non-inflation-protected Treasuries, as these securities outperformed TIPS during the 12-month period overall. Most of non-inflation-protected Treasuries' outperformance can be attributed to the first half of the fiscal year when the flight to quality into non-inflation-protected Treasuries, following the acceleration of the banking and liquidity crisis beginning in September, was at its strongest.

CHANGES TO THE FUND'S PORTFOLIO
We made several changes to the Fund's portfolio when we took over management of the Fund in late March. In addition to changing the Fund's benchmark index, as mentioned above, we opportunistically invested in agency mortgage-backed securities, implemented an enhanced cash strategy, and adjusted the Fund's duration as market conditions shifted. Each of these changes added value to the Fund's annual results. Also, in April, we eliminated the Fund's exposure to U.S. agency subordinated debt, as we believed these positions, which had performed well, had run their course. By the end of the period, we had brought both the Fund's allocation to TIPS, which had been less than that of the Barclays Index, and its yield curve positioning, which had been concentrated at the longer-end of the TIPS yield curve, close to that of the Barclays Index. The Fund's portfolio turnover rate for the annual period was 160%.

OUR FUTURE STRATEGY
In our view, the deflationary expectations seen during the months following the demise of Lehman Brothers in September 2008 are not coming back any time soon given the Fed's commitment to economic recovery. Indeed, we believe that while not a major issue in the near term, inflation will likely end in modestly positive territory for the year 2009 as a whole, assuming continuing increases in the prices of food, medical care, education and more. With crude oil prices up 55.72% year-to-date

--------------------------------------------------------------------------------
8  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

through July 31, energy prices will remain the key driver of overall inflation going forward.

The main drivers of core inflation are economic activity and unit labor costs. Given that recent economic data has been showing signs of modest recovery and that unemployment data for the month of July gave some reason for optimism, we believe that core inflation is likely to drift a bit higher in the last months of 2009 and into 2010.

Longer term, we believe the seeds of a new inflationary cycle may have already been planted. The massive amount of stimulus injected into the economy by both the Treasury Department and the Fed since last fall has certainly raised expectations for inflation in 2010 and beyond. More specifically, aggressive quantitative easing policy by the Fed, whereby the Fed essentially prints money to buy Treasury securities, bonds or other instruments, along with rapidly increasing national debt could ultimately set the stage for structural inflation.

Supporting this view of inflation going forward was the Treasury Department's announcement on August 5, 2009, just days after the close of the Fund's annual period, that it would boost issuance of TIPS beginning October 1, 2009. Besides increasing the volume of TIPS to be sold, the Treasury Department said it may consider replacing sales of its 20-year TIPS bond, now the longest-term issue, with a 30-year security, a move that could help long-term investors better hedge their portfolios for inflation. We believe the Treasury Department's move to ramp up TIPS issuance suggests that the U.S. government wants to be very cognizant of inflation as it seeks to


  Longer term, we believe the seeds of a new inflationary cycle may have already been planted.






--------------------------------------------------------------------------------
        RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


continue to expand liquidity within the financial system going forward.

Given our view on the economy, we currently intend to maintain the Fund's current longer-than-benchmark duration positioning, or interest rate risk, for the near term. We also intend to maintain the Fund's emphasis on TIPS over non-inflation-protected Treasuries. At the same time, we expect to continue to employ tactical asset allocation to non-Treasury fixed income sectors as we seek to add value to the Fund's results. We will, of course, continue to closely monitor inflation figures, real rates, security prices, economic data and Fed policy shifts and adjust the portfolio's holdings and duration stance if necessary.


Todd A. White
Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
10  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Inflation Protected Securities Fund Class A shares (from 3/4/04 to 7/31/09) as compared to the performance of two widely cited performance indices, the Barclays Capital U.S. Government Inflation-Linked Bond Index and the Barclays Capital U.S. Treasury Inflation Notes Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 3.00%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at July 31, 2009
                                                                                   SINCE
                                                                                 INCEPTION
                                                    1 YEAR   3 YEARS   5 YEARS     3/4/04
RIVERSOURCE INFLATION PROTECTED SECURITIES FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $9,579   $11,090   $11,871    $11,724
------------------------------------------------------------------------------------------
     Average annual total return                    -4.21%    +3.51%    +3.49%     +2.98%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. GOVERNMENT INFLATION-LINKED BOND INDEX(1)
     Cumulative value of $10,000                    $9,961   $11,659   $12,618    $12,530
------------------------------------------------------------------------------------------
     Average annual total return                    -0.39%    +5.25%    +4.76%     +4.26%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. TREASURY INFLATION NOTES INDEX(2)
     Cumulative value of $10,000                    $9,947   $11,652   $12,618    $12,530
------------------------------------------------------------------------------------------
     Average annual total return                    -0.53%    +5.23%    +4.76%     +4.26%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE INFLATION PROTECTED SECURITIES FUND)

                                                BARCLAYS CAPITAL       BARCLAYS CAPITAL
                     RIVERSOURCE INFLATION      U.S. GOVERNMENT         U.S. TREASURY
                      PROTECTED SECURITIES    INFLATION-LINKED BOND     INFLATION NOTES
                        FUND CLASS A                 INDEX(1)               INDEX(2)
                     ---------------------    ---------------------    -----------------
3/4/04                      $ 9,700                   $10,000                 $10,000
4/04                          9,356                     9,664                   9,659
7/04                          9,580                     9,931                   9,929
10/04                         9,934                    10,318                  10,317
1/05                         10,071                    10,470                  10,473
4/05                         10,212                    10,641                  10,637
7/05                         10,100                    10,537                  10,530
10/05                        10,164                    10,622                  10,621
1/06                         10,286                    10,773                  10,769
4/06                         10,037                    10,518                  10,519
7/06                         10,255                    10,749                  10,753
10/06                        10,419                    10,941                  10,938
1/07                         10,296                    10,826                  10,829
4/07                         10,603                    11,156                  11,165
7/07                         10,673                    11,251                  11,252
10/07                        11,010                    11,630                  11,630
1/08                         11,868                    12,535                  12,550
4/08                         11,751                    12,436                  12,430
7/08                         11,873                    12,580                  12,598
10/08                        10,598                    11,195                  11,153
1/09                         11,256                    11,979                  11,988
4/09                         11,474                    12,198                  12,207
7/09                         11,724                    12,530                  12,530




(1) The Barclays Capital U.S. Government Inflation-Linked Bond Index, an unmanaged index, measures the performance of the U.S. government inflation-linked bond market. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Barclays Capital U.S. Treasury Inflation Notes Index, an unmanaged index, measures the performance of the inflation protected obligations of the U.S. Treasury. The index reflects reinvestment of all distributions and changes in market prices.

    Effective May 1, 2009, the Barclays Capital U.S. Treasury Inflation Notes Index is replaced with the Barclays Capital U.S. Government Inflation-Linked Bond Index as the Fund's primary benchmark. The investment manager made this recommendation to the Fund's Board of Directors because the new index more closely aligns to the Fund's investment strategy. Information on both indices will be included for one-year transition period. In the future, however, only the Barclays Capital U.S. Government Inflation-Linked Bond Index will be included.


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 FEB. 1, 2009  JULY 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,041.70        $4.33(c)        .85%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.69        $4.28(c)        .85%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,036.70        $8.18(c)       1.61%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.90        $8.10(c)       1.61%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,036.70        $8.12(c)       1.60%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.95        $8.05(c)       1.60%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,043.40        $2.60(c)        .51%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,022.39        $2.57(c)        .51%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,041.20        $3.71(c)        .73%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.29        $3.68(c)        .73%
------------------------------------------------------------------------------------------

Class W
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,041.10        $4.89(c)        .96%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.14        $4.84(c)        .96%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2009: +4.17% for Class A, +3.67% for Class B, +3.67% for Class C, +4.34% for Class I, +4.12% for Class R4 and +4.11% for Class W.
(c) RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 0.85% for Class A, 1.61% for Class B, 1.60% for Class C, 0.49% for Class I, 0.79% for Class R4 and 0.94% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective Aug. 1, 2009. Had this change been in place for the entire six month period ended July 31, 2009, the actual expenses paid would have been $2.50 for Class I, $4.02 for Class R4 and $4.78 for Class W; the hypothetical expenses paid would have been $2.47 for Class I, $3.98 for Class R4 and $4.73 for Class W. The actual and hypothetical expenses paid for Class A, Class B and Class C would have been the same as those expenses presented in the table above.


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JULY 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


BONDS (103.3%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
U.S. GOVERNMENT OBLIGATIONS (99.9%)
U.S. Treasury Inflation-Indexed Bond
 01-15-11                            3.50%           $15,972,060(b)       $16,647,515
 04-15-11                            2.38             28,010,580(b)        28,818,559
 01-15-12                            3.38              9,393,306(b)         9,951,942
 04-15-12                            2.00             23,815,654(b)        24,435,703
 07-15-12                            3.00             35,595,749(b)        37,590,380
 04-15-13                            0.63             20,233,800(b)        19,970,008
 07-15-13                            1.88             30,271,280(b)        30,832,070
 01-15-14                            2.00             31,408,579(b)        32,029,995
 04-15-14                            1.25             11,114,510(b)        11,146,757
 07-15-14                            2.00             26,942,713(b,c)      27,475,582
 01-15-15                            1.63             27,974,602(b)        27,872,435
 07-15-15                            1.88             24,185,920(b)        24,467,783
 01-15-16                            2.00             23,325,277(b)        23,691,933
 07-15-16                            2.50             27,530,100(b)        28,900,745
 01-15-17                            2.38             23,927,023(b)        24,990,906
 07-15-17                            2.63              8,769,875(b,c)       9,362,658
 01-15-18                            1.63             22,455,620(b,c)      22,352,538
 07-15-18                            1.38             19,832,600(b,c)      19,307,753
 01-15-19                            2.13             18,903,700(b,c)      19,614,361
 01-15-25                            2.38             40,839,480(b)        41,647,199
 01-15-26                            2.00             28,011,880(b)        27,174,046
 01-15-27                            2.38             22,580,366(b)        23,076,270
 01-15-28                            1.75             21,434,910(b,c)      19,929,731
 04-15-28                            3.63             28,649,907(b)        34,454,640
 01-15-29                            2.50             15,537,288(b,c)      16,233,085
 04-15-29                            3.88             34,262,018(b)        42,852,891
 04-15-32                            3.38              8,432,970(b)        10,281,252
                                                                      ---------------
Total                                                                     655,108,737
-------------------------------------------------------------------------------------

ASSET-BACKED (2.7%)
Chase Funding Mtge Loan Asset-Backed
 Series 2004-1 Cl 1A4
 08-25-30                            4.11              1,358,269            1,269,682
Credit-Based Asset Servicing and Securitization LLC
 Series 2006-CB6 Cl A22
 07-25-36                            0.38              2,615,937(e)         2,501,870
Credit-Based Asset Servicing and Securitization LLC
 Series 2007-CB4 Cl A1A
 04-25-37                            0.38              2,818,443(e)         2,004,190
Deutsche Mtge Securities
 Collateralized Mtge Obligation
 Series 2009-RS2 Cl 4A1
 04-26-37                            0.44              3,525,105(d,e)       3,128,884
Fremont Home Loan Trust
 Series 2005-A Cl M1
 01-25-35                            0.72              2,819,886(e)         2,781,430
Merrill Lynch First Franklin Mtge Loan Trust
 Series 2007-3 Cl A2A
 06-25-37                            0.34              2,227,997(e)         2,085,289
Southview Home Equity Loan Trust
 Series 2007-OPT4 Cl 2A1
 09-25-37                            1.19              1,481,407(e)         1,424,972
Structured Asset Securities Corp
 Collateralized Mtge Obligation
 Series 2006-NC1 Cl A6
 05-25-36                            0.34              2,693,193(e)         2,558,989
                                                                      ---------------
Total                                                                      17,755,306
-------------------------------------------------------------------------------------

MORTGAGE-BACKED (0.7%)(f)
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2004-AR9 Cl A6
 08-25-34                            3.44              4,072,472(e)         3,934,102
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2004-F Cl A3
 06-25-34                            4.72                658,783(e)           637,913
                                                                      ---------------
Total                                                                       4,572,015
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $674,094,152)                                                     $677,436,058
-------------------------------------------------------------------------------------






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

MONEY MARKET FUND (0.3%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.41%               1,910,028(g)         $1,910,028
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $1,910,028)                                                         $1,910,028
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL
RECEIVED FOR SECURITIES ON
LOAN (4.7%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     31,046,019           $31,046,019
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $31,046,019)                                                       $31,046,019
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $707,050,199)(h)                                                  $710,392,105
=====================================================================================




INVESTMENTS IN DERIVATIVES


At July 31, 2009, $450,000 was held in a margin deposit account as collateral to cover initial margin requirements on open interest rate futures contracts.

FUTURES CONTRACTS OUTSTANDING AT JULY 31, 2009



                                        NUMBER OF                                  UNREALIZED
                                        CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION                  LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
-----------------------------------------------------------------------------------------------
U.S. Treasury Note, 10-year                250        $29,320,313   Sept. 2009         $210,500



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c) At July 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2009, the value of these securities amounted to $3,128,884 or 0.5% of net assets.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2009.


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at July 31, 2009.

(h) At July 31, 2009, the cost of securities for federal income tax purposes was $711,340,813 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $1,875,074
     Unrealized depreciation                         (2,823,782)
     ----------------------------------------------------------
     Net unrealized depreciation                      $(948,708)
     ----------------------------------------------------------





--------------------------------------------------------------------------------
18  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

SFAS 157 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. When a valuation uses multiple inputs from varying levels of the hierarchy, the hierarchy level is determined based on the lowest level input or inputs that are significant to the fair value measurement in its entirety. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining

--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of July 31, 2009:

                                                FAIR VALUE AT JULY 31, 2009
                             ----------------------------------------------------------------
                                  LEVEL 1           LEVEL 2
                               QUOTED PRICES         OTHER          LEVEL 3
                                 IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                  IDENTICAL ASSETS       INPUTS          INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Bonds
  U.S. Government
    Obligations                         $--      $655,108,737            $--     $655,108,737
  Asset-Backed Securities                --        14,626,422      3,128,884       17,755,306
  Residential Mortgage-
    Backed Securities                    --         4,572,015             --        4,572,015
---------------------------------------------------------------------------------------------
Total Bonds                              --       674,307,174      3,128,884      677,436,058
---------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(a)                       1,910,028                --             --        1,910,028
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                         31,046,019                --             --       31,046,019
---------------------------------------------------------------------------------------------
Total Other                      32,956,047                --             --       32,956,047
---------------------------------------------------------------------------------------------
Investments in Securities        32,956,047       674,307,174      3,128,884      710,392,105
Other Financial
  Instruments(b)                    210,500                --             --          210,500
---------------------------------------------------------------------------------------------
Total                           $33,166,547      $674,307,174     $3,128,884     $710,602,605
---------------------------------------------------------------------------------------------


(a) Money market fund that is a sweep investment for cash balances in the Fund at July 31, 2009.
(b) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.


--------------------------------------------------------------------------------
20  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                        ASSET-
                                                        BACKED
                                                      SECURITIES
----------------------------------------------------------------
Balance as of July 31, 2008                                  $--
  Accrued discounts/premiums                               3,058
  Realized gain (loss)                                    32,722
  Change in unrealized appreciation
    (depreciation)*                                       94,398
  Net purchases (sales)                                2,998,706
  Transfers in and/or out of Level 3                          --
----------------------------------------------------------------
Balance as of July 31, 2009                           $3,128,884
----------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2009 was $94,398.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  21

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
JULY 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $674,094,152)             $677,436,058
  Affiliated money market fund (identified cost $1,910,028)           1,910,028
  Investments of cash collateral received for securities on loan
    (identified cost $31,046,019)                                    31,046,019
-------------------------------------------------------------------------------
Total investments in securities (identified cost $707,050,199)      710,392,105
Capital shares receivable                                             7,457,718
Dividends and accrued interest receivable                             1,737,181
Receivable for investment securities sold                            44,735,625
Variation margin receivable on futures contracts                        273,438
Margin deposits on futures contracts                                    450,000
-------------------------------------------------------------------------------
Total assets                                                        765,046,067
-------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                       457,663
Capital shares payable                                                6,986,470
Payable for investment securities purchased                          70,816,949
Payable upon return of securities loaned                             31,046,019
Accrued investment management services fees                               7,859
Accrued distribution fees                                                 4,043
Accrued transfer agency fees                                              2,217
Accrued administrative services fees                                      1,229
Accrued plan administration services fees                                     1
Other accrued expenses                                                  101,235
-------------------------------------------------------------------------------
Total liabilities                                                   109,423,685
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $655,622,382
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    672,618
Additional paid-in capital                                          685,073,192
Excess of distributions over net investment income                     (568,073)
Accumulated net realized gain (loss)                                (33,107,761)
Unrealized appreciation (depreciation) on investments                 3,552,406
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $655,622,382
-------------------------------------------------------------------------------
*Including securities on loan, at value                            $157,803,981
-------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $243,639,793           24,991,361                       $9.75(1)
Class B                     $ 24,639,182            2,528,696                       $9.74
Class C                     $ 11,238,772            1,153,520                       $9.74
Class I                     $186,201,393           19,104,355                       $9.75
Class R4                    $     81,087                8,322                       $9.74
Class W                     $189,822,155           19,475,564                       $9.75
-----------------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $10.05. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED JULY 31, 2009


INVESTMENT INCOME
Income:
Interest                                                           $  5,800,976
Income distributions from affiliated money market fund                  124,290
Income from securities lending                                          342,128
-------------------------------------------------------------------------------
Total income                                                          6,267,394
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                   3,322,371
Distribution fees
  Class A                                                               579,520
  Class B                                                               348,185
  Class C                                                               110,716
  Class W                                                               553,667
Transfer agency fees
  Class A                                                               319,441
  Class B                                                                50,586
  Class C                                                                15,559
  Class R4                                                                   32
  Class W                                                               442,933
Administrative services fees                                            515,776
Plan administration services fees -- Class R4                               160
Compensation of board members                                            23,579
Custodian fees                                                           19,900
Printing and postage                                                     67,955
Registration fees                                                        88,689
Professional fees                                                        49,262
Other                                                                    25,692
-------------------------------------------------------------------------------
Total expenses                                                        6,534,023
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                         (389,234)
  Earnings and bank fee credits on cash balances                           (905)
-------------------------------------------------------------------------------
Total net expenses                                                    6,143,884
-------------------------------------------------------------------------------
Investment income (loss) -- net                                         123,510
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                             (24,233,465)
  Futures contracts                                                  (6,506,581)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (30,740,046)
Net change in unrealized appreciation (depreciation) on
  investments                                                         8,857,226
-------------------------------------------------------------------------------
Net gain (loss) on investments                                      (21,882,820)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(21,759,310)
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  23

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED JULY 31,                                                         2009          2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $     123,510  $ 32,902,790
Net realized gain (loss) on investments                              (30,740,046)   12,897,302
Net change in unrealized appreciation (depreciation) on
  investments                                                          8,857,226    (1,707,986)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      (21,759,310)   44,092,106
----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                           (2,089,187)   (6,206,072)
    Class B                                                             (245,692)   (1,063,066)
    Class C                                                              (75,488)     (210,575)
    Class I                                                           (3,084,933)  (17,760,885)
    Class R4                                                                (495)       (1,813)
    Class W                                                           (2,075,325)   (4,022,752)
  Net realized gain
    Class A                                                           (2,429,338)           --
    Class B                                                             (384,158)           --
    Class C                                                             (116,755)           --
    Class I                                                           (2,943,769)           --
    Class R4                                                                (699)           --
    Class W                                                           (2,457,652)
  Tax return of capital
    Class A                                                           (4,517,816)           --
    Class B                                                             (535,014)           --
    Class C                                                             (163,495)           --
    Class I                                                           (6,775,926)           --
    Class R4                                                              (1,057)           --
    Class W                                                           (4,512,821)
----------------------------------------------------------------------------------------------
Total distributions                                                  (32,409,620)  (29,265,163)

----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
24  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED JULY 31,                                                         2009          2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $ 153,152,945  $192,931,909
  Class B shares                                                      13,693,466    32,673,726
  Class C shares                                                       6,597,228    10,455,576
  Class I shares                                                      66,562,491   155,262,735
  Class R4 shares                                                         60,791        76,737
  Class W shares                                                      50,423,595   266,036,901
Reinvestment of distributions at net asset value
  Class A shares                                                       8,582,620     5,806,906
  Class B shares                                                       1,094,545       988,615
  Class C shares                                                         263,624       176,178
  Class I shares                                                      12,832,104    17,903,426
  Class R4 shares                                                          1,842         1,260
  Class W shares                                                       9,043,564     3,907,332
Conversion from Class B to Class A
  Class A shares                                                             314     4,297,132
  Class B shares                                                            (314)   (4,297,132)
Payments for redemptions
  Class A shares                                                    (127,463,509)  (43,439,269)
  Class B shares                                                     (23,814,195)  (14,490,411)
  Class C shares                                                      (5,628,169)   (1,706,070)
  Class I shares                                                    (273,667,831)  (96,734,889)
  Class R4 shares                                                        (24,921)      (44,945)
  Class W shares                                                    (107,669,447)  (12,944,722)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions   (215,959,257)  516,860,995
----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (270,128,187)  531,687,938
Net assets at beginning of year                                      925,750,569   394,062,631
----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 655,622,382  $925,750,569
----------------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                           $    (568,073) $  5,191,648
----------------------------------------------------------------------------------------------



Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  25

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A
PER SHARE INCOME AND CAPITAL CHANGES(a)


FISCAL PERIOD ENDED JULY 31,                        2009        2008        2007       2006        2005
Net asset value, beginning of period               $10.27       $9.69      $9.71      $10.02       $9.82
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .00(b),(c)  .59(b)     .35(b)      .47         .33
Net gains (losses) (both realized and
 unrealized)                                         (.14)        .49        .04        (.33)        .21
--------------------------------------------------------------------------------------------------------
Total from investment operations                     (.14)       1.08        .39         .14         .54
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.09)       (.50)      (.41)       (.42)       (.34)
Distributions from realized gains                    (.10)         --         --        (.03)         --
Tax return of capital                                (.19)         --         --          --          --
--------------------------------------------------------------------------------------------------------
Total distributions                                  (.38)       (.50)      (.41)       (.45)       (.34)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.75      $10.27      $9.69       $9.71      $10.02
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $244        $223        $66         $94         $86
--------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .93%        .93%       .98%        .96%       1.01%
--------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)                     .85%        .84%       .84%        .84%        .84%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.02%)      5.74%      3.65%       4.71%       3.47%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate(h)                           160%         59%        76%         58%         43%
--------------------------------------------------------------------------------------------------------
Total return(i)                                    (1.24%)     11.24%      4.08%       1.53%       5.43%
--------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
26  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS B
PER SHARE INCOME AND CAPITAL CHANGES(a)


FISCAL PERIOD ENDED JULY 31,                        2009        2008        2007       2006        2005
Net asset value, beginning of period               $10.26       $9.69      $9.70      $10.01       $9.82
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.09)(b)     .48(b)     .26(b)      .39         .25
Net gains (losses) (both realized and
 unrealized)                                         (.12)        .51        .06        (.33)        .20
--------------------------------------------------------------------------------------------------------
Total from investment operations                     (.21)        .99        .32         .06         .45
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.07)       (.42)      (.33)       (.34)       (.26)
Distributions from realized gains                    (.10)         --         --        (.03)         --
Tax return of capital                                (.14)         --         --          --          --
--------------------------------------------------------------------------------------------------------
Total distributions                                  (.31)       (.42)      (.33)       (.37)       (.26)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.74      $10.26      $9.69       $9.70      $10.01
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $25         $36        $16         $34         $49
--------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.69%       1.69%      1.74%       1.71%       1.77%
--------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)                    1.61%       1.60%      1.60%       1.62%       1.62%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.98%)      4.71%      2.68%       3.81%       2.80%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate(h)                           160%         59%        76%         58%         43%
--------------------------------------------------------------------------------------------------------
Total return(i)                                    (1.99%)     10.29%      3.40%        .73%       4.52%
--------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS C
PER SHARE INCOME AND CAPITAL CHANGES(a)


FISCAL PERIOD ENDED JULY 31,                        2009        2008        2007       2006        2005
Net asset value, beginning of period               $10.26       $9.69      $9.70      $10.01       $9.82
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.08)(b)     .54(b)     .28(b)      .39         .25
Net gains (losses) (both realized and
 unrealized)                                         (.13)        .45        .04        (.33)        .20
--------------------------------------------------------------------------------------------------------
Total from investment operations                     (.21)        .99        .32         .06         .45
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.07)       (.42)      (.33)       (.34)       (.26)
Distributions from realized gains                    (.10)         --         --        (.03)         --
Tax return of capital                                (.14)         --         --          --          --
--------------------------------------------------------------------------------------------------------
Total distributions                                  (.31)       (.42)      (.33)       (.37)       (.26)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.74      $10.26      $9.69       $9.70      $10.01
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $11         $11         $2          $3          $4
--------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.68%       1.68%      1.74%       1.71%       1.76%
--------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)                    1.60%       1.59%      1.60%       1.62%       1.62%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.79%)      5.25%      2.87%       3.79%       2.74%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate(h)                           160%         59%        76%         58%         43%
--------------------------------------------------------------------------------------------------------
Total return(i)                                    (1.98%)     10.30%      3.40%        .73%       4.51%
--------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
28  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS I
PER SHARE INCOME AND CAPITAL CHANGES(a)


FISCAL PERIOD ENDED JULY 31,                        2009        2008        2007       2006        2005
Net asset value, beginning of period               $10.27       $9.69      $9.71      $10.02       $9.82
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .05(b)      .54(b)     .46(b)      .50         .36
Net gains (losses) (both realized and
 unrealized)                                         (.16)        .58       (.04)       (.33)        .20
--------------------------------------------------------------------------------------------------------
Total from investment operations                     (.11)       1.12        .42         .17         .56
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.10)       (.54)      (.44)       (.45)       (.36)
Distributions from realized gains                    (.10)         --         --        (.03)         --
Tax return of capital                                (.21)         --         --          --          --
--------------------------------------------------------------------------------------------------------
Total distributions                                  (.41)       (.54)      (.44)       (.48)       (.36)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.75      $10.27      $9.69       $9.71      $10.02
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $186        $402       $310        $148         $52
--------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .54%        .56%       .58%        .58%        .65%
--------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)                     .51%        .47%       .49%        .53%        .59%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .48%       5.34%      4.75%       5.33%       3.82%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate(h)                           160%         59%        76%         58%         43%
--------------------------------------------------------------------------------------------------------
Total return                                        (.90%)     11.65%      4.44%       1.84%       5.69%
--------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R4
PER SHARE INCOME AND CAPITAL CHANGES(a)


FISCAL PERIOD ENDED JULY 31,                        2009        2008        2007       2006        2005
Net asset value, beginning of period               $10.26       $9.66      $9.70      $10.02       $9.82
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.02)(b)     .63(b)     .33(b)      .47         .35
Net gains (losses) (both realized and
 unrealized)                                         (.10)        .49        .04        (.33)        .20
--------------------------------------------------------------------------------------------------------
Total from investment operations                     (.12)       1.12        .37         .14         .55
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.09)       (.52)      (.41)       (.43)       (.35)
Distributions from realized gains                    (.10)         --         --        (.03)         --
Tax return of capital                                (.21)         --         --          --          --
--------------------------------------------------------------------------------------------------------
Total distributions                                  (.40)       (.52)      (.41)       (.46)       (.35)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.74      $10.26      $9.66       $9.70      $10.02
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--        $--          $2         $--
--------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .85%        .85%       .77%        .79%        .86%
--------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)                     .69%        .51%       .69%        .69%        .69%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.20%)      6.11%      3.17%       6.20%       3.36%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate(h)                           160%         59%        76%         58%         43%
--------------------------------------------------------------------------------------------------------
Total return                                       (1.07%)     11.71%      3.92%       1.57%       5.58%
--------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
30  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS W
PER SHARE INCOME AND CAPITAL CHANGES(a)


FISCAL PERIOD ENDED JULY 31,                        2009        2008       2007(j)
Net asset value, beginning of period               $10.27       $9.69       $9.82
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)                      (.03)        .75         .33
Net gains (losses) (both realized and
 unrealized)                                         (.12)        .32        (.25)
----------------------------------------------------------------------------------
Total from investment operations                     (.15)       1.07         .08
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.09)       (.49)       (.21)
Distributions from realized gains                    (.10)         --          --
Tax return of capital                                (.18)         --          --
----------------------------------------------------------------------------------
Total distributions                                  (.37)       (.49)       (.21)
----------------------------------------------------------------------------------
Net asset value, end of period                      $9.75      $10.27       $9.69
----------------------------------------------------------------------------------
RATIOS TO AVERAGE ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $190        $254         $--
----------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .99%       1.00%       1.06%(k)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)                     .96%        .92%        .93%(k)
----------------------------------------------------------------------------------
Net investment income (loss)                        (.28%)      7.28%       5.19%(k)
----------------------------------------------------------------------------------
Portfolio turnover rate(h)                           160%         59%         76%
----------------------------------------------------------------------------------
Total return                                       (1.35%)     11.14%        .95%(l)
----------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Rounds to zero.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees of acquired funds).
(g) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended July 31, 2009 and 2008.
(h) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been the same as presented in the table above for the year ended July 31, 2009.
(i) Total return does not reflect payment of a sales charge.
(j) For the period from Dec. 1, 2006 (inception date) to July 31, 2007.
(k) Not annualized.
(l) Adjusted to an annual basis.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Inflation Protected Securities Fund (the Fund) is a series of RiverSource Bond Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a non-diversified, open-end management investment company. RiverSource Bond Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

The Fund offers Class A, Class B, Class C, Class I, Class R4 and Class W shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At July 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares. At July 31, 2009, the Investment Manager, RiverSource Life Insurance Company and affiliated funds-of-funds in the RiverSource Family of Funds owned approximately 28% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
32  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities

--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

MORTGAGE DOLLAR ROLL TRANSACTIONS
The Fund enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. At July 31, 2009, the Fund had no outstanding mortgage dollar rolls.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all

--------------------------------------------------------------------------------
34  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily. Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or

--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount reflected in the Statement of Assets and Liabilities. At July 31, 2009, and for the year then ended, the Fund had no outstanding forward foreign currency contracts.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.


--------------------------------------------------------------------------------
36  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT JULY 31, 2009


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
Interest rate        Net
  contracts          assets -- unrealiz-
                     ed appreciation       $210,500*  N/A                      N/A
-------------------------------------------------------------------------------------------
Total                                      $210,500                            N/A
-------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR
ENDED
JULY 31, 2009


           AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK EXPOSURE CATEGORY                                                     FUTURES
-------------------------------------------------------------------------------------------
Interest rate contracts                                                  $(6,506,581)
-------------------------------------------------------------------------------------------
Total                                                                    $(6,506,581)
-------------------------------------------------------------------------------------------



  CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN INCOME
RISK EXPOSURE CATEGORY                                                     FUTURES
-------------------------------------------------------------------------------------------
Interest rate contracts                                                   $1,114,996
-------------------------------------------------------------------------------------------
Total                                                                     $1,114,996
-------------------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FUTURES
The gross notional amount of long contracts was $29.3 million, and short contracts were $0 at July 31, 2009. The monthly average gross notional contract amounts for long and short contracts were $4.7 million and $71.6 million, respectively, for the year ended July 31, 2009. The fair value of such contracts on July 31, 2009 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.44% to 0.25% as the Fund's net assets increase. The management fee for the year ended July 31, 2009 was 0.44% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The fee for the year ended July 31, 2009 was 0.07% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2009, other expenses paid to this company were $5,545.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.


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38  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

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DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,276,000 and $73,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of April 30, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end CDSCs, received by the Distributor for distributing Fund shares were $283,602 for Class A, $32,345 for Class B and $16,345 for Class C for the year ended July 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended July 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A.............................................  0.85%
Class B.............................................  1.61
Class C.............................................  1.60
Class I.............................................  0.51
Class R4............................................  0.69
Class W.............................................  0.96


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A..........................................  $109,911
Class B..........................................    16,510
Class C..........................................     5,453
Class R4.........................................        32


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4............................................  $45




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       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The management fees waived/reimbursed at the Fund level were $257,283.

Under an agreement which was effective until July 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) would not exceed the following percentage of the class' average daily net assets:

Class A.............................................  0.85%
Class B.............................................  1.61
Class C.............................................  1.60
Class I.............................................  0.51
Class R4............................................  0.73
Class W.............................................  0.96


Effective Aug. 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Sept. 30, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class' average daily net assets:

Class A.............................................  0.85%
Class B.............................................  1.61
Class C.............................................  1.60
Class I.............................................  0.49
Class R4............................................  0.79
Class W.............................................  0.94


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

BANK FEE CREDITS
During the year ended July 31, 2009, the Fund's transfer agency fees were reduced by $905 as a result of bank fee credits from overnight cash balances.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from Aug. 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $22,684 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations, but including mortgage dollar rolls) aggregated $1,216,468,043 and

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40  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


$1,419,824,268, respectively, for the year ended July 31, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED JULY 31,                           2009        2008
-----------------------------------------------------------------
CLASS A
Sold                                       15,757,348  18,593,384
Converted from Class B shares*                     32     411,997
Reinvested distributions                      893,893     567,279
Redeemed                                  (13,374,273) (4,665,300)
-----------------------------------------------------------------
Net increase (decrease)                     3,277,000  14,907,360
-----------------------------------------------------------------

CLASS B
Sold                                        1,391,505   3,153,169
Reinvested distributions                      114,052      96,910
Converted to Class A shares*                      (32)   (412,393)
Redeemed                                   (2,486,368)   (994,899)
-----------------------------------------------------------------
Net increase (decrease)                      (980,843)  1,842,787
-----------------------------------------------------------------

CLASS C
Sold                                          675,930   1,005,266
Reinvested distributions                       27,454      17,195
Redeemed                                     (590,582)   (165,937)
-----------------------------------------------------------------
Net increase (decrease)                       112,802     856,524
-----------------------------------------------------------------

CLASS I
Sold                                        6,841,382  14,925,659
Reinvested distributions                    1,331,087   1,762,416
Redeemed                                  (28,233,490) (9,537,401)
-----------------------------------------------------------------
Net increase (decrease)                   (20,061,021)  7,150,674
-----------------------------------------------------------------

CLASS R4
Sold                                            6,478       7,475
Reinvested distributions                          193         122
Redeemed                                       (2,563)     (4,383)
-----------------------------------------------------------------
Net increase (decrease)                         4,108       3,214
-----------------------------------------------------------------

CLASS W
Sold                                        5,164,138  25,584,775
Reinvested distributions                      941,612     378,288
Redeemed                                  (11,348,206) (1,245,552)
-----------------------------------------------------------------
Net increase (decrease)                    (5,242,456) 24,717,511
-----------------------------------------------------------------



* Automatic conversion of Class B shares to Class A shares based on the original purchase.


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At July 31, 2009, securities valued at $157,803,981 were on loan, secured by U.S. government securities valued at $127,246,272 and by cash collateral of $31,046,019 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Income of $342,128 earned from securities lending from Dec. 1, 2008 through July 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement. For the period from Aug. 1, 2008 through Nov. 30, 2008, the Fund had no securities on loan.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the

--------------------------------------------------------------------------------
42  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $351,275,761 and $352,495,414, respectively, for the year ended July 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at July 31, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2009.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $1,687,889 and accumulated net realized loss has been increased by $1,687,889.

The tax character of distributions paid for the years indicated is as follows:

                                         YEAR ENDED JULY 31,
                                2009                                 2008
               --------------------------------------   -----------------------------
                ORDINARY      LONG-TERM    TAX RETURN     ORDINARY      LONG-TERM
                 INCOME     CAPITAL GAIN   OF CAPITAL      INCOME     CAPITAL GAIN
-------------------------------------------------------------------------------------
Class A        $4,158,716     $396,654     $4,517,816   $ 6,206,072        $--
Class B           567,678       62,746        535,014     1,063,066         --
Class C           174,233       19,070        163,495       210,575         --
Class I         5,497,781      480,821      6,775,926    17,760,885         --
Class R4            1,104          114          1,057         1,813         --
Class W         4,143,153      401,421      4,512,821     4,022,752         --


At July 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $         --
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $(28,705,143)
Unrealized appreciation (depreciation).........  $   (960,622)


For federal income tax purposes, the Fund had a capital loss carry-over of $8,424,851 at July 31, 2009, that if not offset by capital gains will expire in 2017.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At July 31, 2009, the Fund

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44  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


had a post-October loss of $20,280,292 that is treated for income tax purposes as occurring on Aug. 1, 2009.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. RISKS RELATING TO CERTAIN INVESTMENTS

DIVERSIFICATION RISK
The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

INFLATION PROTECTED SECURITIES RISK
Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of Fund distributions that comes from inflation adjustments.

12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Sept. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements, other than as noted below.

Effective Aug. 3, 2009, the Fund offers Class R2 shares.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as

--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the

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46  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and

--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
48  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE INFLATION PROTECTED SECURITIES FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Inflation Protected Securities Fund (the Fund) (one of the portfolios constituting the RiverSource Bond Series, Inc.) as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Inflation Protected Securities Fund of the RiverSource Bond Series, Inc. at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
September 21, 2009


--------------------------------------------------------------------------------
50  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      0.00%
    Dividends Received Deduction for corporations................      0.00%
    U.S. Government Obligations..................................    100.00%
CAPITAL GAIN DISTRIBUTION - the Fund designates $1,360,826 to be taxed as long-term capital gain.


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  51

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
52  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  53

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
54  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 43                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company, RiverSource Service Corporation and Seligman
Age 58                                           Data Corp. since 2009; Chief Compliance Officer for
                                                 each of the Seligman funds since 2004 and all funds in
                                                 the RiverSource Family of Funds since 2009; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  55

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2009, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 7-8, 2009 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Palo Alto). Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered RiverSource Investments' ability to

--------------------------------------------------------------------------------
56  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


retain key personnel and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods, recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2007 to December 2008. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment, if applicable), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the

--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  57

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2009, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.


--------------------------------------------------------------------------------
58  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2009 ANNUAL REPORT  59

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                              S-6280 H (9/09)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
LIMITED DURATION BOND FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2009
(Prospectus also enclosed)

RIVERSOURCE LIMITED DURATION BOND FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH A LEVEL OF CURRENT INCOME
CONSISTENT WITH PRESERVATION OF CAPITAL.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    6

The Fund's Long-term Performance...   14

Fund Expenses Example..............   16

Portfolio of Investments...........   18

Statement of Assets and
  Liabilities......................   28

Statement of Operations............   30

Statements of Changes in Net
  Assets...........................   31

Financial Highlights...............   32

Notes to Financial Statements......   38

Report of Independent Registered
  Public Accounting Firm...........   56

Federal Income Tax Information.....   58

Board Members and Officers.........   59

Approval of Investment Management
  Services Agreement...............   63

Proxy Voting.......................   66




--------------------------------------------------------------------------------
                 RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Limited Duration Bond Fund (the Fund) Class A shares gained 5.39%
  (excluding sales charge) for the 12 months ended July 31, 2009.

> The Fund underperformed its primary benchmark, the Barclays Capital U.S. 1-5
  Year Credit Index, which advanced 6.98%.

> The Fund underperformed the 6.64% increase of its Blended Index, a second benchmark comprised 2/3 of the Barclays Capital U.S. 1-5 Year Credit Index and 1/3 of the Barclays Capital U.S. 1-5 Year Government Bond Index.

> The Fund's peer group, as represented by the Lipper Short-Intermediate
  Investment Grade Debt Funds Index, increased 5.70% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2009)
--------------------------------------------------------------------------------


                                                              SINCE
                                                            INCEPTION
                                  1 YEAR  3 YEARS  5 YEARS   6/19/03
---------------------------------------------------------------------
RiverSource Limited Duration
  Bond Fund
  Class A (excluding sales
  charge)                         +5.39%   +3.85%   +3.34%    +2.78%
---------------------------------------------------------------------
Barclays Capital U.S. 1-5 Year
  Credit Index (unmanaged)        +6.98%   +5.71%   +4.36%    +3.75%
---------------------------------------------------------------------
Barclays Capital U.S.
  Intermediate Aggregate Bond
  Index* (unmanaged)              +7.60%   +6.47%   +5.02%    +4.32%
---------------------------------------------------------------------
Blended Index (unmanaged)         +6.64%   +5.90%   +4.43%    +3.76%
---------------------------------------------------------------------
Barclays Capital U.S. 1-5 Year
  Government Bond index
  (unmanaged)                     +5.74%   +6.21%   +4.54%    +3.76%
---------------------------------------------------------------------
Lipper Short-Intermediate
  Investment Grade Debt Funds
  Index                           +5.70%   +4.50%   +3.59%    +3.01%
---------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance

--------------------------------------------------------------------------------
2  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 3.00% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

* Effective April 21, 2009, the Barclays Capital U.S. 1-5 Year Credit Index replaced the Barclays Capital U.S. Intermediate Aggregate Bond Index as the Fund's primary benchmark. The Fund's investment manager made this change because the new index more closely aligns to the Fund's investment strategy. Information on both indexes will be included for a one year transition period. In the future, however, only the Barclays Capital U.S. 1-5 Year Credit Index will be included.


--------------------------------------------------------------------------------
                 RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JULY 31, 2009
                                                               SINCE
Without sales charge               1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 6/19/03)        +5.39%   +3.85%   +3.34%    +2.78%
----------------------------------------------------------------------
Class B (inception 6/19/03)        +4.59%   +3.06%   +2.55%    +2.01%
----------------------------------------------------------------------
Class C (inception 6/19/03)        +4.48%   +3.10%   +2.57%    +2.01%
----------------------------------------------------------------------
Class I (inception 3/4/04)         +5.66%   +4.26%   +3.68%    +3.33%
----------------------------------------------------------------------
Class R4 (inception 6/19/03)       +5.64%   +4.19%   +3.61%    +3.03%
----------------------------------------------------------------------
Class W (inception 12/1/06)        +5.19%     N/A      N/A     +2.94%
----------------------------------------------------------------------

With sales charge
Class A (inception 6/19/03)        +2.23%   +2.80%   +2.71%    +2.26%
----------------------------------------------------------------------
Class B (inception 6/19/03)        -0.41%   +2.12%   +2.19%    +2.01%
----------------------------------------------------------------------
Class C (inception 6/19/03)        +3.48%   +3.10%   +2.57%    +2.01%
----------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 3.00%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts.

The Fund's returns reflect the effect of fee waivers/reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower.


--------------------------------------------------------------------------------
4  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



        DURATION
SHORT    INT.     LONG
                          HIGH
   X                      MEDIUM   QUALITY
                          LOW



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)     3.6 years
--------------------------------------
Effective duration(2)        2.7 years
--------------------------------------
Weighted average bond
  rating(3)                        BBB
--------------------------------------





(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.


--------------------------------------------------------------------------------
                 RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

At July 31, 2009, approximately 49% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Limited Duration Bond Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 49, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Limited Duration Bond Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 16 and 45.

Dear Shareholder,

RiverSource Limited Duration Bond Fund (the Fund) Class A shares gained 5.39% (excluding sales charge) for the 12 months ended July 31, 2009. The Fund underperformed its benchmark, the Barclays Capital U.S. 1-5 Year Credit Index, which advanced 6.98%. The Fund's peer group, as

SECTOR DIVERSIFICATION(1) (AT JULY 31, 2009; % OF PORTFOLIO ASSETS)
---------------------------------------------------------------------

Consumer Discretionary                      3.1%
------------------------------------------------
Consumer Staples                            9.3%
------------------------------------------------
Energy                                     11.1%
------------------------------------------------
Financials                                  7.9%
------------------------------------------------
Health Care                                10.5%
------------------------------------------------
Industrials                                 6.0%
------------------------------------------------
Materials                                   4.3%
------------------------------------------------
Telecommunication                          18.9%
------------------------------------------------
U.S. Government Obligations & Agencies      0.2%
------------------------------------------------
Utilities                                  25.9%
------------------------------------------------
Other(2)                                    2.8%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of July 31, 2009. The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
6  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



represented by the Lipper Short-Intermediate Investment Grade Debt Funds Index, increased 5.70% during the same period.

Effective April 21, 2009, the Fund changed its primary benchmark index from the Barclays Capital U.S. Intermediate Aggregate Bond Index to the Barclays Capital U.S. 1-5 Year Credit Index, as the new benchmark more closely aligns to the Fund's investment strategy. The Fund also established a second benchmark, which is a Blended Index comprised 2/3 of the Barclays Capital U.S. 1-5 Year Credit Index and 1/3 of the Barclays Capital 1-5 Year Government Index. The Fund underperformed the Blended Index, which gained 6.64% for the 12 months ended July 31, 2009. The Fund's former benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index, returned 7.60% for the same time period.

SIGNIFICANT PERFORMANCE FACTORS
The 12 month period ended July 31, 2009 was largely a tale of two distinct periods. Through late-March 2009, the worsening financial crisis and the rapid deterioration of economic conditions dominated the psychology of the fixed income market. Such investor sentiment sent many running in a classic flight to quality to what many consider the safest investments in the world -- U.S. Treasury securities. As investor

QUALITY BREAKDOWN (at July 31, 2009; % of portfolio assets excluding cash equivalents and equities)
---------------------------------------------------------------------

AAA bonds                                   0.2%
------------------------------------------------
AA bonds                                    3.6%
------------------------------------------------
A bonds                                    14.2%
------------------------------------------------
BBB bonds                                  70.0%
------------------------------------------------
BB bonds                                   10.0%
------------------------------------------------
B Bonds                                     2.0%
------------------------------------------------


Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, (the Investment Manager), rates a security using an internal rating system when Moody's doesn't provide a rating. Ratings for 0.03% of the bond portfolio assets were determined through internal analysis.


--------------------------------------------------------------------------------
                 RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


risk aversion reached new heights, prices of U.S. Treasury securities rose, and yields tumbled. In addition to heightened risk aversion, shorter-maturity U.S. Treasury yields were driven significantly lower by the dramatic actions of the Federal Reserve System (the Fed). Between the end of July 2008 and the end of December 2008, the Fed lowered the targeted federal funds rate from 2% to a historically unprecedented range of 0% to 0.25%. Aggressive Fed easing traditionally has a bigger impact on the short-term end of the yield curve, and this time was no exception. The Fed also initiated more than $1.5 trillion in securities financing and purchase programs during the period in an effort to restore market liquidity. As short-term rates declined more dramatically than longer-term rates, the yield curve steepened, meaning the difference between long-term yields and short-term yields increased.

Investor sentiment improved meaningfully from late-March through the end of the annual period, as the pace of economic decline slowed, second quarter corporate earnings reports exceeded expectations in most areas, and readings on the housing market improved. Moreover, the probability of economic growth during the second half of 2009 appeared to increase as data releases provided some "green shoots" that seemed to indicate better times ahead. The Fed maintained its highly accommodative stance by keeping the federal funds target rate anchored between 0% and 0.25%, with no indication that it would raise rates any time soon. The Fed provided additional support to economic recovery efforts by implementing a quantitative easing program, which authorized the purchase of up to $1.25 trillion in mortgage-backed securities and $300 billion in U.S. Treasuries. The intent of the program is to help keep consumer rates -- and specifically mortgage rates -- at low levels during the early stage of economic recovery. The equity market rallied during these months, driven by investor sentiment relief as financing markets normalized, liquidity improved and the wave of new regulatory programs slowed.

For the annual period as a whole, corporate bonds performed best among fixed income instruments, with lower quality high-yield corporate bonds leading the way. Investment-grade corporate bonds also fared well, with the best performance posted by industrials and utilities. U.S. government obligations and agencies, the highest quality fixed income sector, lagged for the 12-month period overall, though it still produced positive returns.


--------------------------------------------------------------------------------
8  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Like the fixed income market itself, the factors affecting the Fund's performance during the annual period can be divided into distinct segments of time. From the start of the period in August 2008 through calendar year-end 2008, the primary contributor to the Fund's performance was effective individual issue selection of investment-grade corporate bonds. We steered away from the financials sector, which continued to be pressured by loan losses and a general lack of transparency. Instead, we focused on positions in utilities and less-cyclical industrials. Active management of exposure to U.S. government obligations and agency securities helped as well. Conversely, holdings in non-Treasury securities detracted from performance during these months, as there was significant spread widening (differential in yields between U.S. Treasuries and non-Treasury securities) across all areas of fixed income due to the financial crisis and economic downturn. More specifically, exposure to investment-grade corporate bonds and issue selection within mortgage-backed securities detracted. Mortgage-backed security positions were largely in less liquid, non-agency bonds.

From January to April 21, 2009, significant exposure to investment-grade corporate bonds and mortgage-backed securities contributed positively to the Fund's results, as spreads tightened. Issue selection within both bond categories also worked to the Fund's benefit. Yield curve and duration positioning detracted slightly from the Fund's performance. The portfolio had less exposure than its benchmark index to securities with a two-to-three year maturity, as the yield curve steepened dramatically, meaning longer-term yields declined less than shorter-term yields. The Fund's modestly


  We revised the Fund's principal investment strategies effective April 21, 2009, seeking to improve the risk/return profile of the Fund at a favorable point in time.






--------------------------------------------------------------------------------
                 RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------



short duration relative to its benchmark index detracted, as interest rates declined dramatically during these months. Duration is a measure of the Fund's sensitivity to changes in interest rates.

We revised the Fund's principal investment strategies effective April 21, 2009 (the "transition date"), seeking to improve the risk/return profile of the Fund at a favorable point in time. In implementing these strategies, we increased the Fund's position in investment-grade corporate bonds from approximately 20% of the Fund's total net assets at the start of April to approximately 90% of the Fund's total net assets at the close of the reporting period. Within the Fund's allocation to investment grade corporate bonds, we emphasized defensive, non-cyclical, asset-rich industries, such as utilities, food and beverage, telecommunications, pipelines and other energy. We steered away from cyclical sectors, including retailers, metals and mining, construction machinery, autos, airlines, paper and homebuilders. The Fund's greatest corporate bond sector underweight compared to its new benchmark, the Blended Index, was in banks, which we believe still lacked the transparency evident in other industries. Also, the strong performance of banks' corporate bonds during the last several months of the annual period was an overshoot, in our opinion, based on what we believe to be the false premise that the worst of the residential and commercial real estate markets -- and those markets' impact on banks' balance sheets -- is behind us.

The Fund's overweighted position and issue selection in investment-grade corporate bonds relative to its Blended Index was the primary contributor to its performance from its transition date through the end of July 2009. Investment-grade corporate bonds posted strong performance during these months, as earnings reports comforted investors. Similarly, the Fund benefited post-transition date from its position in high-yield corporate bonds, as this was among the best performing fixed income category during these months. An emphasis on issues rated BBB was a significant positive, as these bonds outperformed higher quality bonds during this time period. Detracting from the Fund's results was having only a modest allocation to government-related securities, including U.S. government agency securities. From April 21, 2009 through the end of the annual period, the Fund was neutrally positioned relative to the Blended Index in terms of both duration and yield curve positioning.


--------------------------------------------------------------------------------
10  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CHANGES TO THE FUND'S PORTFOLIO
As mentioned above, effective April 21, 2009, we changed the Fund's benchmark index and began transitioning the portfolio to investments primarily in investment-grade corporate bonds and a smaller allocation to high-yield corporate bonds. We also shifted the Fund's portfolio to a neutral yield curve and duration position. Finally, we exited the Fund's position in mortgage-backed securities into the recovering markets during the first quarter of 2009 and then again at the April transition. Due in part to the revision of the Fund's principal investment strategies in April, the Fund's portfolio turnover rate for the annual period was 335%.*

OUR FUTURE STRATEGY
At the end of July, we appeared to be in the midst of a tug of war between the optimists and the pessimists on the state of the markets and the economy. The disagreement was fundamentally grounded in a differing view of where the economy stood along the recovery continuum. While we would agree that numerous U.S. and global economic statistics, including housing indicators, have presented a mosaic that may best be described as "less bad" than seen just a few months prior, we are of the view that the dramatic recovery in valuations characterizes a market that may have come "too far, too fast." We do believe that the economy will likely stabilize, though not without bumps along the way, and markets will continue to recover. While markets might have overshot a bit, the probability of a repeat of 2008 is, in our view, fairly low. Interest rates, though likely to be volatile, will probably trend higher over the intermediate to long term.

Going forward, we continue to believe that the best risk-reward opportunities in the fixed income market are in investment-grade corporate bonds. We continue to prefer the transparency of the investment-grade corporate bond market broadly and the asset-rich, non-cyclical industries and names within the sector that our analysts continually monitor. Our analysts research in depth each issuer's competitive position, corporate strategy, liquidity and capital adequacy. We also analyze factors such as credit quality, interest rate outlook and price to select what we consider to be the most attractive securities within each sector. In our view, at the end of July, the premiums available in the market for bonds in more cyclical industries were not enough to

--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  11

MANAGER COMMENTARY (continued) -------------------------------------------------



compensate for risk given the still uncertain economic conditions. Of course, we will continue to closely monitor Fed policy shifts, economic data releases, supply/demand factors and interest rate movements and adjust the portfolio's holdings and duration stance if necessary. As always, we will maintain a disciplined focus on individual security selection.


Tom Murphy, CFA(R)                     Timothy J. Doubek, CFA(R)
Portfolio Manager                      Portfolio Manager



* In addition to the revision in the Fund's principal investment strategies, a significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they are not intended to change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall Fund.

  Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
12  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Limited Duration Bond Fund Class A shares (from 6/19/03 to 7/31/09) as compared to the performance of two widely cited performance indices, the Barclays Capital U.S. 1-5 Year Credit Index and the Lipper Short-Intermediate Investment Grade Debt Funds Index and a Blended Index that includes the Barclays Capital U.S. 1-5 Year Credit Index and the Barclays Capital U.S. 1-5 Year Government Bond Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 3.00%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at July 31, 2009
                                                                                    SINCE
                                                                                  INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS    6/19/03
RIVERSOURCE LIMITED DURATION BOND FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $10,223   $10,864   $11,430    $11,467
-------------------------------------------------------------------------------------------
     Average annual total return                     +2.23%    +2.80%    +2.71%     +2.26%
-------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. 1-5 YEAR CREDIT INDEX(1)
     Cumulative value of $10,000                    $10,698   $11,813   $12,379    $12,521
-------------------------------------------------------------------------------------------
     Average annual total return                     +6.98%    +5.71%    +4.36%     +3.75%
-------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. INTERMEDIATE AGGREGATE BOND INDEX(2)
     Cumulative value of $10,000                    $10,760   $12,069   $12,775    $12,955
-------------------------------------------------------------------------------------------
     Average annual total return                     +7.60%    +6.47%    +5.02%     +4.32%
-------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. 1-5 YEAR GOVERNMENT BOND INDEX(3)
     Cumulative value of $10,000                    $10,574   $11,981   $12,486    $12,531
-------------------------------------------------------------------------------------------
     Average annual total return                     +5.74%    +6.21%    +4.54%     +3.76%
-------------------------------------------------------------------------------------------
BLENDED INDEX(4)
     Cumulative value of $10,000                    $10,664   $11,876   $12,420    $12,534
-------------------------------------------------------------------------------------------
     Average annual total return                     +6.64%    +5.90%    +4.43%     +3.76%
-------------------------------------------------------------------------------------------
LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX(5)
     Cumulative value of $10,000                    $10,570   $11,412   $11,929    $11,987
-------------------------------------------------------------------------------------------
     Average annual total return                     +5.70%    +4.50%    +3.59%     +3.01%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
14  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE LIMITED DURATION BOND FUND LINE GRAPH)


               RIVERSOURCE LIMITED
                  DURATION BOND        BARCLAYS CAPITAL                           BARCLAYS CAPITAL
                    FUND CLASS             U.S. 1-5          BARCLAYS CAPITAL         U.S. 1-5
                   A (INCLUDES            YEAR CREDIT        U.S. INTERMEDIATE     YEAR GOVERNMENT
                  SALES CHARGE)             INDEX(1)        AGGREGATE INDEX(2)      BOND INDEX(4)     BLENDED INDEX(3)
               -------------------    ------------------    ------------------    ----------------    ----------------
6/19/03             $ 9,700                $10,000               $10,000              $10,000             $10,000
7/03                  9,415                  9,816                 9,729                9,841               9,824
10/03                 9,573                  9,949                 9,918                9,929               9,942
1/04                  9,730                 10,089                10,096               10,030              10,069
4/04                  9,672                 10,066                10,037                9,994              10,042
7/04                  9,731                 10,116                10,141               10,037              10,089
10/04                 9,954                 10,306                10,400               10,188              10,266
1/05                 10,019                 10,285                10,441               10,145              10,238
4/05                 10,022                 10,276                10,465               10,174              10,242
7/05                 10,066                 10,338                10,522               10,197              10,291
10/05                10,045                 10,343                10,491               10,213              10,300
1/06                 10,147                 10,442                10,626               10,309              10,398
4/06                 10,123                 10,471                10,590               10,339              10,427
7/06                 10,239                 10,602                10,733               10,457              10,553
10/06                10,485                 10,845                11,028               10,658              10,782
1/07                 10,548                 10,937                11,103               10,727              10,866
4/07                 10,739                 11,151                11,328               10,915              11,071
7/07                 10,713                 11,194                11,323               11,031              11,139
10/07                10,957                 11,428                11,638               11,290              11,382
1/08                 11,179                 11,795                12,088               11,785              11,792
4/08                 11,040                 11,764                12,129               11,834              11,788
7/08                 10,879                 11,704                12,040               11,851              11,754
10/08                10,364                 10,970                11,810               12,105              11,339
1/09                 10,469                 11,656                12,428               12,452              11,921
4/09                 10,755                 11,869                12,650               12,523              12,090
7/09                 11,467                 12,521                12,955               12,531              12,534
               LIPPER SHORT-INTERMEDIATE
                    INVESTMENT GRADE
                       DEBT FUNDS
                        INDEX(5)
               -------------------------
6/19/03                 $10,000
7/03                      9,732
10/03                     9,887
1/04                     10,029
4/04                      9,993
7/04                     10,047
10/04                    10,243
1/05                     10,251
4/05                     10,263
7/05                     10,306
10/05                    10,288
1/06                     10,390
4/06                     10,378
7/06                     10,503
10/06                    10,742
1/07                     10,812
4/07                     11,006
7/07                     11,002
10/07                    11,233
1/08                     11,543
4/08                     11,456
7/08                     11,340
10/08                    10,702
1/09                     11,148
4/09                     11,398
7/09                     11,987




(1) The Barclays Capital U.S. 1-5 Year Credit Index is an unmanaged index of dollar-denominated, non-convertible U.S. corporate fixed-income securities. The index also includes specified foreign fixed-income securities that meet its maturity, liquidity and quality requirements. Only publicly issued fixed-income securities with a remaining maturity from one to five years are included. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Barclays Capital U.S. Intermediate Aggregate Bond Index is an unmanaged index of intermediate duration fixed-income securities. The index reflects reinvestment of all distributions and changes in market prices.
(3) The Blended Index consists of two-thirds Barclays Capital U.S. 1-5 Year Credit Index and one-third Barclays Capital U.S. 1-5 Year Government Bond Index. The Barclays Capital U.S. 1-5 Year Government Bond Index is shown in the table because it is a separate component of the Blended Index.
(4) The Barclays Capital U.S. 1-5 Year Government Bond Index is an unmanaged index of securities issued by the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate or foreign debt guaranteed by the U.S. government. Only publicly-issued debt instruments with a remaining maturity of one to five years are included. The index reflects reinvestment of all distributions and changes in market prices.
(5) The Lipper Short-Intermediate Investment Grade Debt Funds Index includes the 30 largest short-intermediate investment grade debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Effective April 21, 2009, the Barclays Capital U.S. 1-5 Year Credit Index replaced the Barclays Capital U.S. Intermediate Aggregate Bond Index as the Fund's primary benchmark. The Fund's investment manager made this change because the new index more closely aligns to the Fund's investment strategy. Information on both indexes will be included for a one year transition period. In the future, however, only the Barclays Capital U.S. 1-5 Year Credit Index will be included.


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
16  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 FEB. 1, 2009  JULY 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,095.20        $4.65(c)        .89%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.49        $4.48(c)        .89%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,092.30        $8.61(c)       1.65%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.70        $8.30(c)       1.65%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,091.10        $8.55(c)       1.64%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.75        $8.25(c)       1.64%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,097.20        $2.77(c)        .53%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,022.29        $2.67(c)        .53%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,096.80        $4.03(c)        .77%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.09        $3.88(c)        .77%
------------------------------------------------------------------------------------------

Class W
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,094.60        $5.12(c)        .98%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.04        $4.94(c)        .98%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2009: +9.52% for Class A, +9.23% for Class B, +9.11% for Class C, +9.72% for Class I, +9.68% for Class R4 and +9.46% for Class W.
(c) RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 0.85% for Class A, 1.61% for Class B, 1.60% for Class C, 0.49% for Class I, 0.79% for Class R4 and 0.94% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective Aug. 1, 2009. Had this change been in place for the entire six month period ended July 31, 2009, the actual expenses paid would have been $4.44 for Class A, $8.40 for Class B, $8.34 for Class C, $2.56 for Class I, $4.13 for Class R4 and $4.91 for Class W; the hypothetical expenses paid would have been $4.28 for Class A, $8.10 for Class B, $8.05 for Class C, $2.47 for Class I, $3.98 for Class R4 and $4.73 for Class W.


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JULY 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


BONDS (97.0%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (0.2%)
U.S. Treasury
 07-15-12                             1.50%            $550,000              $548,455
-------------------------------------------------------------------------------------

MORTGAGE-BACKED (--%)(f)
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR8 Cl AX1
 04-25-35                             0.00            3,373,469(b,e,g)             --
-------------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.4%)
L-3 Communications
 06-15-12                             7.63            1,000,000             1,012,500
-------------------------------------------------------------------------------------

BANKING (5.0%)
American Express Bank
 Sr Unsecured
 10-17-12                             5.55            1,600,000             1,634,335
Bank of America
 Sr Unsecured
 01-15-13                             4.88              800,000               806,765
 05-15-14                             7.38            1,100,000             1,198,242
Citigroup
 Sr Unsecured
 02-14-11                             5.13            1,440,000             1,451,559
Goldman Sachs Group
 Sr Unsecured
 11-01-12                             5.45            1,600,000(i)          1,710,667
JPMorgan Chase & Co
 Sr Unsecured
 06-01-14                             4.65            1,600,000             1,666,579
Merrill Lynch & Co
 Sr Unsecured
 08-15-12                             6.05              800,000               824,070
Morgan Stanley
 Sr Unsecured
 04-01-12                             6.60              800,000               851,347
 05-13-14                             6.00              800,000(i)            853,876
Wachovia
 Sr Unsecured
 05-01-13                             5.50            1,595,000             1,671,508
                                                                      ---------------
Total                                                                      12,668,948
-------------------------------------------------------------------------------------

BROKERAGE (--%)
Lehman Brothers Holdings
 Sr Unsecured
 05-02-18                             6.88              440,000(b,h)           78,100
-------------------------------------------------------------------------------------

CHEMICALS (2.6%)
Dow Capital
 06-01-10                             9.20            1,000,000(c)          1,024,970
Dow Chemical
 Sr Unsecured
 05-15-14                             7.60            4,300,000(i)          4,672,462
Nalco
 11-15-13                             8.88            1,000,000(i)          1,035,000
                                                                      ---------------
Total                                                                       6,732,432
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (0.5%)
Clorox
 Sr Unsecured
 10-15-12                             5.45              358,000               383,406
Visant
 10-01-12                             7.63              860,000               864,300
                                                                      ---------------
Total                                                                       1,247,706
-------------------------------------------------------------------------------------

ELECTRIC (19.8%)
Arizona Public Service
 Sr Unsecured
 10-15-11                             6.38            2,000,000             2,116,880
CenterPoint Energy Houston Electric LLC
 Series U
 03-01-14                             7.00            2,660,000             2,868,179
Cleveland Electric Illuminating
 Sr Unsecured
 12-15-13                             5.65            2,000,000             2,081,282


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ELECTRIC (CONT.)
Consumers Energy
 1st Mtge
 03-15-15                             5.00%          $1,150,000            $1,186,291
Consumers Energy
 1st Mtge Series D
 04-15-13                             5.38            2,206,000             2,289,193
Dominion Resources
 Sr Nts
 01-15-19                             8.88            2,545,000             3,203,038
DTE Energy
 Sr Unsecured
 06-01-11                             7.05            2,278,000             2,397,568
 05-15-14                             7.63            1,925,000             2,052,281
Duke Energy
 Sr Unsecured
 02-01-14                             6.30            2,000,000             2,199,446
Exelon
 Sr Unsecured
 06-15-10                             4.45            3,145,000             3,194,707
FirstEnergy
 Sr Unsecured Series B
 11-15-11                             6.45              125,000               133,469
Indiana Michigan Power
 Sr Unsecured
 11-01-12                             6.38            2,500,000             2,694,423
IPALCO Enterprises
 Sr Secured
 11-14-11                             8.63            1,000,000             1,027,500
Metropolitan Edison
 Sr Unsecured
 03-15-13                             4.95            2,500,000             2,536,250
Nevada Power
 Series A
 06-01-11                             8.25              440,000               479,168
NiSource Finance
 11-15-10                             7.88              800,000               836,804
 03-01-13                             6.15            3,685,000             3,686,410
Northern States Power
 1st Mtge Series B
 08-28-12                             8.00            1,500,000             1,737,533
Ohio Edison
 Sr Unsecured
 05-01-15                             5.45            1,700,000             1,741,789
Ohio Power
 Sr Unsecured Series H
 01-15-14                             4.85            1,780,000             1,822,144
Oncor Electric Delivery
 Sr Secured
 05-01-12                             6.38            3,000,000             3,231,498
Potomac Electric Power
 1st Mtge
 04-15-14                             4.65            1,000,000             1,035,789
Progress Energy
 Sr Unsecured
 03-15-14                             6.05            2,160,000             2,329,672
Sierra Pacific Power
 09-01-13                             5.45            3,725,000             3,875,012
                                                                      ---------------
Total                                                                      50,756,326
-------------------------------------------------------------------------------------

ENVIRONMENTAL (2.6%)
Allied Waste North America
 Sr Unsecured
 11-15-10                             6.50              800,000               828,000
 04-15-13                             7.88            3,635,000             3,775,856
Waste Management
 11-15-12                             6.38            2,000,000             2,143,872
                                                                      ---------------
Total                                                                       6,747,728
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (8.7%)
Anheuser-Busch InBev Worldwide
 01-15-14                             7.20            3,400,000(d)          3,778,954
Bacardi
 Sr Nts
 04-01-14                             7.45              500,000(c,d)          548,990
ConAgra Foods
 04-15-14                             5.88            2,000,000             2,180,358
ConAgra Foods
 Sr Unsecured
 09-15-11                             6.75               20,000                21,750
Dr Pepper Snapple Group
 05-01-13                             6.12            3,225,000             3,459,296
HJ Heinz Finance
 03-15-12                             6.00            2,505,000             2,673,005
Kraft Foods
 Sr Unsecured
 10-01-13                             5.25            2,000,000             2,108,046


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FOOD AND BEVERAGE (CONT.)
SABMiller
 01-15-14                             5.70%          $5,035,000(c,d)       $5,284,055
Sara Lee
 Sr Unsecured
 09-15-11                             6.25            2,000,000             2,111,848
                                                                      ---------------
Total                                                                      22,166,302
-------------------------------------------------------------------------------------

GAS PIPELINES (6.0%)
CenterPoint Energy Resources
 Sr Unsecured
 02-15-11                             7.75            1,935,000             2,053,927
CenterPoint Energy Resources
 Sr Unsecured Series B
 04-01-13                             7.88            1,475,000             1,588,966
Colorado Interstate Gas
 Sr Unsecured
 11-15-15                             6.80            4,910,000             5,255,467
El Paso
 Sr Unsecured
 06-15-12                             7.88            1,000,000(i)          1,033,176
Transcontinental Gas Pipe Line LLC
 Sr Unsecured Series B
 08-15-11                             7.00            3,600,000             3,868,020
 07-15-12                             8.88            1,340,000             1,527,788
                                                                      ---------------
Total                                                                      15,327,344
-------------------------------------------------------------------------------------

HEALTH CARE (7.9%)
Cardinal Health
 Sr Unsecured
 06-15-12                             5.65            1,775,000             1,848,565
CareFusion
 Sr Nts
 08-01-14                             5.13            5,000,000(d)          5,135,685
DaVita
 03-15-13                             6.63              800,000               786,000
Express Scripts
 Sr Unsecured
 06-15-14                             6.25            4,300,000             4,691,718
Hospira
 Sr Unsecured
 03-30-12                             5.55            2,270,000             2,363,667
McKesson
 Sr Unsecured
 03-01-13                             5.25            4,300,000             4,469,050
Omnicare
 12-15-13                             6.75            1,000,000               945,000
                                                                      ---------------
Total                                                                      20,239,685
-------------------------------------------------------------------------------------

HEALTH CARE INSURANCE (2.6%)
UnitedHealth Group
 Sr Unsecured
 11-15-12                             5.50            2,400,000             2,516,285
WellPoint
 Sr Unsecured
 08-01-12                             6.80            3,200,000             3,388,880
 02-15-14                             6.00              675,000               701,758
                                                                      ---------------
Total                                                                       6,606,923
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (8.6%)
Anadarko Finance
 Series B
 05-01-11                             6.75            5,000,000(c)          5,303,281
Canadian Natural Resources
 Sr Unsecured
 10-01-12                             5.45            1,435,000(c)          1,524,548
 02-01-13                             5.15            1,200,000(c)          1,240,213
 12-01-14                             4.90              550,000(c)            570,577
 08-15-16                             6.00               20,000(c)             21,293
Chesapeake Energy
 09-15-13                             7.50              800,000               796,000
Devon Energy
 Sr Nts
 01-15-14                             5.63            1,000,000             1,071,428
EnCana Holdings Finance
 05-01-14                             5.80               40,000(c)             43,529
EnCana
 Sr Unsecured
 11-01-11                             6.30              605,000(c)            655,016
 10-15-13                             4.75            1,585,000(c)          1,642,231
Forest Oil
 Sr Nts
 02-15-14                             8.50            2,000,000(d,i)        2,030,000
Newfield Exploration
 Sr Unsecured
 03-01-11                             7.63              680,000               683,400
Nexen
 Sr Unsecured
 11-20-13                             5.05            4,093,000(c)          4,186,266


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
INDEPENDENT ENERGY (CONT.)
PetroHawk Energy
 07-15-13                             9.13%          $2,000,000            $2,075,000
XTO Energy
 Sr Unsecured
 06-15-13                             4.63               40,000                41,048
                                                                      ---------------
Total                                                                      21,883,830
-------------------------------------------------------------------------------------

INTEGRATED ENERGY (1.7%)
Hess
 Sr Unsecured
 08-15-11                             6.65            1,500,000             1,610,933
 02-15-14                             7.00            1,000,000             1,105,236
PC Financial Partnership
 11-15-14                             5.00            1,650,000             1,699,277
                                                                      ---------------
Total                                                                       4,415,446
-------------------------------------------------------------------------------------

LIFE INSURANCE (2.2%)
Metropolitan Life Global Funding I
 Sr Secured
 04-10-13                             5.13            2,860,000(d)          2,943,376
Pricoa Global Funding I
 Sr Secured
 10-18-12                             5.40            2,585,000(d)          2,627,350
                                                                      ---------------
Total                                                                       5,570,726
-------------------------------------------------------------------------------------

MEDIA CABLE (3.1%)
Comcast Cable Communications Holdings
 03-15-13                             8.38            3,500,000             4,021,430
Comcast Holdings
 07-15-12                            10.63            1,000,000             1,207,715
CSC Holdings
 Sr Unsecured Series B
 04-01-11                             7.63            1,000,000             1,012,500
Time Warner Cable
 07-01-13                             6.20            1,600,000             1,737,546
                                                                      ---------------
Total                                                                       7,979,191
-------------------------------------------------------------------------------------

MEDIA NON CABLE (6.1%)
DISH DBS
 10-01-11                             6.38              800,000               794,000
News America
 01-09-38                             6.75              480,000               487,078
News America Holdings
 02-01-13                             9.25            1,600,000             1,866,590
Rainbow Natl Services LLC
 09-01-12                             8.75            1,000,000(d)          1,010,000
Reed Elsevier Capital
 08-01-11                             6.75            2,860,000             3,002,268
RR Donnelley & Sons
 Sr Unsecured
 04-01-14                             4.95            6,500,000             5,927,064
Thomson Reuters
 08-15-09                             4.25              310,000(c)            310,267
 07-15-13                             5.95              800,000(c)            863,682
 10-01-14                             5.70            1,255,000(c)          1,346,846
                                                                      ---------------
Total                                                                      15,607,795
-------------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (0.7%)
General Electric Capital
 Sr Unsecured Series A
 06-15-12                             6.00            1,600,000(i)          1,706,469
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.8%)
Weatherford Intl
 06-15-12                             5.95            1,600,000             1,677,624
 03-15-13                             5.15              305,000(c)            313,483
                                                                      ---------------
Total                                                                       1,991,107
-------------------------------------------------------------------------------------

PACKAGING (1.7%)
Crown Americas LLC/Capital
 11-15-13                             7.63            1,750,000(i)          1,785,000
Owens-Brockway Glass Container
 12-01-14                             6.75            1,750,000(i)          1,701,875
Silgan Holdings
 Sr Sub Nts
 11-15-13                             6.75              800,000               792,000
                                                                      ---------------
Total                                                                       4,278,875
-------------------------------------------------------------------------------------

RAILROADS (1.4%)
CSX
 Sr Unsecured
 03-15-12                             6.30              115,000               119,389
 03-15-13                             5.75            1,600,000             1,671,930
 04-01-15                             6.25               55,000                59,252


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
RAILROADS (CONT.)
Union Pacific
 Sr Unsecured
 01-31-13                             5.45%          $1,600,000            $1,676,592
                                                                      ---------------
Total                                                                       3,527,163
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (1.6%)
Erac USA Finance
 01-15-11                             8.00              479,000(d)            482,377
 10-15-12                             5.80            1,690,000(d)          1,601,370
Erac USA Finance
 Sr Unsecured
 12-15-09                             7.95            1,862,000(d)          1,878,490
                                                                      ---------------
Total                                                                       3,962,237
-------------------------------------------------------------------------------------

WIRELESS (2.0%)
Rogers Wireless
 03-01-14                             6.38            3,200,000(c)          3,555,651
Sprint Capital
 01-30-11                             7.63            1,500,000             1,511,250
                                                                      ---------------
Total                                                                       5,066,901
-------------------------------------------------------------------------------------

WIRELINES (10.8%)
Deutsche Telekom Intl Finance
 07-22-13                             5.25            3,000,000(c)          3,142,989
Embarq
 Sr Unsecured
 06-01-13                             6.74            2,800,000             2,941,428
France Telecom
 Sr Unsecured
 07-08-14                             4.38            3,250,000(c,i)        3,391,157
Frontier Communications
 Sr Unsecured
 01-15-13                             6.25            2,500,000             2,406,250
Qwest
 Sr Unsecured
 09-01-11                             7.88            3,000,000             3,060,000
Telecom Italia Capital
 11-15-13                             5.25            2,645,000(c,i)        2,730,677
TELUS
 Sr Unsecured
 06-01-11                             8.00            4,215,000(c)          4,556,119
Verizon New York
 Sr Unsecured Series A
 04-01-12                             6.88            4,030,000             4,340,165
Windstream
 08-01-13                             8.13            1,000,000             1,010,000
                                                                      ---------------
Total                                                                      27,578,785
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $237,361,654)                                                     $247,700,974
-------------------------------------------------------------------------------------





MONEY MARKET FUND (2.8%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.41%               7,192,813(j)         $7,192,813
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $7,192,813)                                                         $7,192,813
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL
RECEIVED FOR SECURITIES ON
LOAN (5.6%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     14,245,288           $14,245,288
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $14,245,288)                                                       $14,245,288
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $258,799,755)(k)                                                  $269,139,075
=====================================================================================





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


INVESTMENTS IN DERIVATIVES


At July 31, 2009, $214,000 was held in a margin deposit account as collateral to cover initial margin requirements on open interest rate futures contracts.

FUTURES CONTRACTS OUTSTANDING AT JULY 31, 2009



                              NUMBER OF                                  UNREALIZED
                              CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION        LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
-------------------------------------------------------------------------------------
U.S. Treasury Note, 5-
  year                          (214)      $(24,691,921)   Oct. 2009        $(171,806)



CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT JULY 31, 2009



                             REFERENCED      BUY/SELL   PAY/RECEIVE    EXPIRATION   NOTIONAL   UNREALIZED
COUNTERPARTY                   ENTITY       PROTECTION   FIXED RATE       DATE       AMOUNT   APPRECIATION
----------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank       Cardinal Health       Buy         .225%    June 20, 2012  $175,000          $253
----------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank       NiSource Finance      Buy          .55     Dec. 20, 2012   185,000         8,642
----------------------------------------------------------------------------------------------------------
Total                                                                                               $8,895
----------------------------------------------------------------------------------------------------------




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2009, the value of foreign securities represented 16.5% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2009, the value of these securities amounted to $27,320,647 or 10.7% of net assets.

(e) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at July 31, 2009.


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g)  Negligible market value.

(h)  This position is in bankruptcy.

(i) At July 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(j) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at July 31, 2009.

(k) At July 31, 2009, the cost of securities for federal income tax purposes was $258,924,049 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $10,595,050
     Unrealized depreciation                            (380,024)
     -----------------------------------------------------------
     Net unrealized appreciation                     $10,215,026
     -----------------------------------------------------------





--------------------------------------------------------------------------------
24  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

SFAS 157 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. When a valuation uses multiple inputs from varying levels of the hierarchy, the hierarchy level is determined based on the lowest level input or inputs that are significant to the fair value measurement in its entirety. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of July 31, 2009:

                                                FAIR VALUE AT JULY 31, 2009
                             ----------------------------------------------------------------
                                  LEVEL 1           LEVEL 2
                               QUOTED PRICES         OTHER          LEVEL 3
                                 IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                  IDENTICAL ASSETS       INPUTS          INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Bonds
  U.S. Government
    Obligations &
    Agencies                       $548,455               $--         $--            $548,455
  Corporate Debt
    Securities                           --       247,152,519          --         247,152,519
---------------------------------------------------------------------------------------------
Total Bonds                         548,455       247,152,519          --         247,700,974
---------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(a)                       7,192,813                --          --           7,192,813
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                         14,245,288                --          --          14,245,288
---------------------------------------------------------------------------------------------
Total Other                      21,438,101                --          --          21,438,101
---------------------------------------------------------------------------------------------
Investments in Securities        21,986,556       247,152,519          --         269,139,075
Other Financial
  Instruments(b)                   (171,805)            8,895          --            (162,910)
---------------------------------------------------------------------------------------------
Total                           $21,814,751      $247,161,414         $--        $268,976,165
---------------------------------------------------------------------------------------------


(a) Money market fund that is a sweep investment for cash balances in the Fund at July 31, 2009.
(b) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.



--------------------------------------------------------------------------------
26  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  27

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
JULY 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $237,361,654)             $247,700,974
  Affiliated money market fund (identified cost $7,192,813)           7,192,813
  Investments of cash collateral received for securities on loan
    (identified cost $14,245,288)                                    14,245,288
-------------------------------------------------------------------------------
Total investments in securities (identified cost $258,799,755)      269,139,075
Capital shares receivable                                             5,218,699
Dividends and accrued interest receivable                             3,912,779
Receivable for investment securities sold                             2,982,375
Unrealized appreciation on swap contracts                                 8,895
Margin deposits on futures contracts                                    214,000
-------------------------------------------------------------------------------
Total assets                                                        281,475,823
-------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                       219,829
Capital shares payable                                                1,741,169
Payable for investment securities purchased                           9,592,335
Payable upon return of securities loaned                             14,245,288
Variation margin payable on futures contracts                           145,452
Accrued investment management services fees                               3,309
Accrued distribution fees                                                 1,243
Accrued transfer agency fees                                                424
Accrued administrative services fees                                        483
Accrued plan administration services fees                                     1
Other accrued expenses                                                   84,747
-------------------------------------------------------------------------------
Total liabilities                                                    26,034,280
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $255,441,543
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    269,944
Additional paid-in capital                                          261,699,135
Undistributed net investment income                                     501,519
Accumulated net realized gain (loss)                                (17,205,464)
Unrealized appreciation (depreciation) on investments and on
  translation of assets and liabilities in foreign currencies        10,176,409
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $255,441,543
-------------------------------------------------------------------------------
*Including securities on loan, at value                            $ 14,536,808
-------------------------------------------------------------------------------




--------------------------------------------------------------------------------
28  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $114,937,002           12,147,905                       $9.46(1)
Class B                     $  7,256,740              767,195                       $9.46
Class C                     $  9,493,745            1,004,100                       $9.45
Class I                     $123,650,521           13,064,289                       $9.46
Class R4                    $     98,684               10,402                       $9.49
Class W                     $      4,851                  512                       $9.47
-----------------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $9.75. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  29

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED JULY 31, 2009


INVESTMENT INCOME
Income:
Interest                                                           $  8,672,537
Income distributions from affiliated money market fund                  161,088
Income from securities lending                                           36,962
-------------------------------------------------------------------------------
Total income                                                          8,870,587
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                     844,435
Distribution fees
  Class A                                                               165,150
  Class B                                                                74,699
  Class C                                                                23,364
  Class W                                                                    11
Transfer agency fees
  Class A                                                               103,058
  Class B                                                                12,649
  Class C                                                                 3,594
  Class R4                                                                   16
  Class W                                                                     9
Administrative services fees                                            123,147
Plan administration services fees -- Class R4                                79
Compensation of board members                                             5,723
Custodian fees                                                           34,160
Printing and postage                                                     39,865
Registration fees                                                        61,040
Professional fees                                                        37,612
Other                                                                     9,462
-------------------------------------------------------------------------------
Total expenses                                                        1,538,073
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                         (256,558)
  Earnings and bank fee credits on cash balances                           (120)
-------------------------------------------------------------------------------
Total net expenses                                                    1,281,395
-------------------------------------------------------------------------------
Investment income (loss) -- net                                       7,589,192
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                             (11,957,925)
  Futures contracts                                                  (2,178,705)
  Swap transactions                                                       4,894
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (14,131,736)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 17,495,988
-------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                 3,364,252
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 10,953,444
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED JULY 31,                                                        2009          2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $  7,589,192  $  7,605,255
Net realized gain (loss) on investments                             (14,131,736)      132,521
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 17,495,988    (5,367,952)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      10,953,444     2,369,824
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                          (2,661,613)   (2,537,723)
    Class B                                                            (241,340)     (313,610)
    Class C                                                             (76,814)      (54,549)
    Class I                                                          (4,380,054)   (4,066,656)
    Class R4                                                             (1,429)         (418)
    Class W                                                                (180)         (245)
---------------------------------------------------------------------------------------------
Total distributions                                                  (7,361,430)   (6,973,201)
---------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                     74,404,925    25,510,889
  Class B shares                                                      3,942,615     2,841,062
  Class C shares                                                      8,136,627       331,683
  Class I shares                                                     43,243,213    32,583,257
  Class R4 shares                                                       103,601            --
  Class W shares                                                             --        71,191
Reinvestment of distributions at net asset value
  Class A shares                                                      2,280,728     2,285,030
  Class B shares                                                        221,988       290,222
  Class C shares                                                         57,556        48,376
  Class I shares                                                      4,306,395     4,089,623
  Class R4 shares                                                           951            --
Conversions from Class B to Class A
  Class A shares                                                      1,512,886     1,010,145
  Class B shares                                                     (1,512,886)   (1,010,145)
Payments for redemptions
  Class A shares                                                    (27,841,185)  (26,063,812)
  Class B shares                                                     (2,883,106)   (4,236,703)
  Class C shares                                                       (504,263)     (338,047)
  Class I shares                                                    (30,851,483)   (7,224,331)
  Class R4 shares                                                       (20,594)           --
  Class W shares                                                             --       (71,091)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    74,597,968    30,117,349
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              78,189,982    25,513,972
Net assets at beginning of year                                     177,251,561   151,737,589
---------------------------------------------------------------------------------------------
Net assets at end of year                                          $255,441,543  $177,251,561
---------------------------------------------------------------------------------------------
Undistributed net investment income                                $    501,519  $    151,573
---------------------------------------------------------------------------------------------



Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                              FISCAL PERIOD ENDED JULY 31,
                                                    2009       2008       2007       2006       2005
Net asset value, beginning of period               $9.34      $9.58      $9.57      $9.79      $9.76
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .37(b)     .43(b)     .42(b)     .37        .29
Net gains (losses) (both realized and
 unrealized)                                         .10       (.27)       .02       (.21)       .04
----------------------------------------------------------------------------------------------------
Total from investment operations                     .47        .16        .44        .16        .33
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.35)      (.40)      (.43)      (.36)      (.30)
Distributions from realized gains                     --         --         --       (.02)        --
----------------------------------------------------------------------------------------------------
Total distributions                                 (.35)      (.40)      (.43)      (.38)      (.30)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.46      $9.34      $9.58      $9.57      $9.79
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $115        $63        $62        $71        $83
----------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                       1.06%      1.08%      1.11%      1.09%      1.05%
----------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(d),(e),(f)                           .89%       .89%       .89%       .90%       .94%
----------------------------------------------------------------------------------------------------
Net investment income (loss)                       4.16%      4.45%      4.34%      3.80%      2.89%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                             335%(g)    218%(g)    263%       328%       316%
----------------------------------------------------------------------------------------------------
Total return(h)                                    5.39%      1.56%      4.63%      1.73%      3.35%
----------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS B
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                              FISCAL PERIOD ENDED JULY 31,
                                                    2009       2008       2007       2006       2005
Net asset value, beginning of period               $9.34      $9.58      $9.57      $9.79      $9.76
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .30(b)     .36(b)     .34(b)     .30        .21
Net gains (losses) (both realized and
 unrealized)                                         .11       (.28)       .02       (.21)       .04
----------------------------------------------------------------------------------------------------
Total from investment operations                     .41        .08        .36        .09        .25
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.29)      (.32)      (.35)      (.29)      (.22)
Distributions from realized gains                     --         --         --       (.02)        --
----------------------------------------------------------------------------------------------------
Total distributions                                 (.29)      (.32)      (.35)      (.31)      (.22)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.46      $9.34      $9.58      $9.57      $9.79
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $7         $7        $10        $15        $25
----------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                       1.82%      1.84%      1.87%      1.86%      1.82%
----------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(d),(e),(f)                          1.65%      1.65%      1.65%      1.66%      1.70%
----------------------------------------------------------------------------------------------------
Net investment income (loss)                       3.37%      3.69%      3.57%      3.02%      2.17%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                             335%(g)    218%(g)    263%       328%       316%
----------------------------------------------------------------------------------------------------
Total return(h)                                    4.59%       .80%      3.84%      1.00%      2.56%
----------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS C
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                              FISCAL PERIOD ENDED JULY 31,
                                                    2009       2008       2007       2006       2005
Net asset value, beginning of period               $9.34      $9.57      $9.56      $9.79      $9.75
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .31(b)     .36(b)     .35(b)     .30        .21
Net gains (losses) (both realized and
 unrealized)                                         .09       (.27)       .01       (.22)       .05
----------------------------------------------------------------------------------------------------
Total from investment operations                     .40        .09        .36        .08        .26
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.29)      (.32)      (.35)      (.29)      (.22)
Distributions from realized gains                     --         --         --       (.02)        --
----------------------------------------------------------------------------------------------------
Total distributions                                 (.29)      (.32)      (.35)      (.31)      (.22)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.45      $9.34      $9.57      $9.56      $9.79
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $9         $2         $2         $2         $2
----------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                       1.82%      1.83%      1.86%      1.86%      1.81%
----------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(d),(e),(f)                          1.64%      1.64%      1.64%      1.67%      1.70%
----------------------------------------------------------------------------------------------------
Net investment income (loss)                       3.44%      3.71%      3.59%      3.07%      2.14%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                             335%(g)    218%(g)    263%       328%       316%
----------------------------------------------------------------------------------------------------
Total return(h)                                    4.48%       .91%      3.84%       .89%      2.67%
----------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS I
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                              FISCAL PERIOD ENDED JULY 31,
                                                    2009       2008       2007       2006       2005
Net asset value, beginning of period               $9.35      $9.58      $9.57      $9.79      $9.76
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .41(b)     .46(b)     .45(b)     .40        .32
Net gains (losses) (both realized and
 unrealized)                                         .09       (.26)       .02       (.21)       .03
----------------------------------------------------------------------------------------------------
Total from investment operations                     .50        .20        .47        .19        .35
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.39)      (.43)      (.46)      (.39)      (.32)
Distributions from realized gains                     --         --         --       (.02)        --
----------------------------------------------------------------------------------------------------
Total distributions                                 (.39)      (.43)      (.46)      (.41)      (.32)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.46      $9.35      $9.58      $9.57      $9.79
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $124       $106        $79        $66        $70
----------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                        .66%       .67%       .70%       .69%       .73%
----------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(d),(e),(f)                           .53%       .52%       .54%       .58%       .68%
----------------------------------------------------------------------------------------------------
Net investment income (loss)                       4.50%      4.83%      4.70%      4.17%      3.27%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                             335%(g)    218%(g)    263%       328%       316%
----------------------------------------------------------------------------------------------------
Total return                                       5.66%      2.04%      4.99%      2.03%      3.62%
----------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS R4
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                              FISCAL PERIOD ENDED JULY 31,
                                                    2009       2008       2007       2006       2005
Net asset value, beginning of period               $9.37      $9.58      $9.57      $9.79      $9.75
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .44(b)     .47(b)     .43(b)     .38        .30
Net gains (losses) (both realized and
 unrealized)                                         .06       (.26)       .02       (.21)       .05
----------------------------------------------------------------------------------------------------
Total from investment operations                     .50        .21        .45        .17        .35
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.38)      (.42)      (.44)      (.37)      (.31)
Distributions from realized gains                     --         --         --       (.02)        --
----------------------------------------------------------------------------------------------------
Total distributions                                 (.38)      (.42)      (.44)      (.39)      (.31)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.49      $9.37      $9.58      $9.57      $9.79
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--        $--        $--        $--        $--
----------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                        .97%       .98%       .98%       .92%       .95%
----------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(d),(e),(f)                           .74%       .51%       .73%       .74%       .77%
----------------------------------------------------------------------------------------------------
Net investment income (loss)                       4.81%      4.84%      4.48%      3.91%      3.22%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                             335%(g)    218%(g)    263%       328%       316%
----------------------------------------------------------------------------------------------------
Total return                                       5.64%      2.14%      4.82%      1.88%      3.62%
----------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
36  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS W
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                    FISCAL PERIOD ENDED JULY 31,
                                                    2009       2008      2007(i)
Net asset value, beginning of period               $9.36      $9.58       $9.76
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)                      .36        .47         .27
Net gains (losses) (both realized and
 unrealized)                                         .10       (.30)       (.18)
--------------------------------------------------------------------------------
Total from investment operations                     .46        .17         .09
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.35)      (.39)       (.27)
--------------------------------------------------------------------------------
Net asset value, end of period                     $9.47      $9.36       $9.58
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--        $--         $--
--------------------------------------------------------------------------------
Gross expenses prior to expense waiver/
 reimbursement(c),(d)                              1.09%      1.14%       1.12%(j)
--------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(d),(e),(f)                           .97%       .97%        .97%(j)
--------------------------------------------------------------------------------
Net investment income (loss)                       4.03%      4.50%       4.34%(j)
--------------------------------------------------------------------------------
Portfolio turnover rate                             335%(g)    218%(g)     263%
--------------------------------------------------------------------------------
Total return                                       5.19%      1.68%       1.00%(k)
--------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for years ended July 31, 2009 and 2008.
(g) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 220% and 124% for the years ended July 31, 2009 and 2008, respectively.
(h) Total return does not reflect payment of a sales charge.
(i) For the period from Dec. 1, 2006 (inception date) to July 31, 2007.
(j) Adjusted to an annual basis.
(k) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Limited Duration Bond Fund (the Fund) is a series of RiverSource Bond Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource Bond Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in bonds and other debt securities with short- and intermediate-term maturities. The Fund will primarily invest in corporate bonds, securities issued by the U.S. government, and mortgage- and asset-backed securities.

The Fund offers Class A, Class B, Class C, Class I, Class R4 and Class W shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At July 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares and the Investment Manager owned 100% of Class W shares. At July 31, 2009, the Investment Manager, RiverSource Life Insurance Company and affiliated funds-of-funds in the RiverSource Family of Funds owned approximately 49% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on

--------------------------------------------------------------------------------
38  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market

--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



conditions as of the close of the NYSE. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At July 31, 2009, the Fund had no outstanding forward commitments.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of

--------------------------------------------------------------------------------
40  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

FORWARD SALE COMMITMENTS
The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. At July 31, 2009, the Fund had no outstanding forward sale commitments.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize

--------------------------------------------------------------------------------
42  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

CREDIT DEFAULT SWAP TRANSACTIONS
The Fund may enter into credit default swap transactions to increase or decrease its credit exposure to an issuer of debt securities, a specific debt security, or an index of issuers or debt securities. Additionally, credit default swaps may be used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If the credit event specified in the contract occurs, the Fund will be required to deliver either the reference obligation or an equivalent cash amount to the protection seller and in exchange, the Fund will receive the notional amount from the seller. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain
(loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If the credit event specified in the contract occurs, the Fund will receive the reference obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

The notional amounts of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) in the Statement of Operations. At July 31, 2009, there were no credit default swap contracts outstanding which had a premium paid or received by the Fund. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT JULY 31, 2009


                            ASSET DERIVATIVES              LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
Credit contracts     Unrealized
                     appreciation
                     on swap                $8,895    N/A                        N/A
                     transactions
-------------------------------------------------------------------------------------------
Interest rate
  contracts          N/A                       N/A    Net assets  --
                                                      unrealized
                                                      depreciation          $171,806*
-------------------------------------------------------------------------------------------
Total                                       $8,895                          $171,806
-------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2009


     AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY            FUTURES        SWAPS         TOTAL
------------------------------------------------------------------------------
Credit contracts                $        --     $4,894      $     4,894
------------------------------------------------------------------------------
Interest rate contracts          (2,178,705)        --       (2,178,705)
------------------------------------------------------------------------------
Total                           $(2,178,705)    $4,894      $(2,173,811)
------------------------------------------------------------------------------




--------------------------------------------------------------------------------
44  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


 CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES RECOGNIZED
                                   IN INCOME
------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY           FUTURES         SWAPS         TOTAL
------------------------------------------------------------------------------
Credit contracts                 $     --       $(4,266)      $ (4,266)
------------------------------------------------------------------------------
Interest rate contracts           142,880            --        142,880
------------------------------------------------------------------------------
Total                            $142,880       $(4,266)      $138,614
------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FUTURES
The gross notional amount of short contracts was $24.7 million at July 31, 2009. The monthly average gross notional contract amounts for long and short contracts were $2.7 million and $20.0 million, respectively, for the year ended July 31, 2009. The fair value of such contracts on July 31, 2009 is set forth in the table above.

SWAPS
The gross notional amount of contracts was $360,000 at July 31, 2009. The monthly average gross notional contract amount for these contracts was $900,000 for the year ended July 31, 2009. The fair value of such contracts on July 31, 2009 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee equal to a percentage of the Fund's average daily net assets that declines from 0.48% to 0.29% as the Fund's net assets increase. The management fee for the year ended July 31, 2009 was 0.48% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The fee for the year ended July 31, 2009 was 0.07% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited

--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


administrative services to the Fund and the Board. For the year ended July 31, 2009, other expenses paid to this company were $873.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.


--------------------------------------------------------------------------------
46  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $314,000 and $17,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of April 30, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $139,752 for Class A, $4,233 for Class B and $1,559 for Class C for the year ended July 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended July 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A.............................................  0.89%
Class B.............................................  1.65
Class C.............................................  1.64
Class I.............................................  0.53
Class R4............................................  0.74
Class W.............................................  0.97


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $30,138
Class B...........................................    3,592
Class C...........................................    1,066
Class R4..........................................       16


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4............................................  $14


The management fees waived/reimbursed at the Fund level were $221,732.

Under an agreement which was effective until July 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses

--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



such that net expenses (excluding fees and expenses of acquired funds*) would not exceed the following percentage of the class' average daily net assets:

Class A.............................................  0.89%
Class B.............................................  1.65
Class C.............................................  1.64
Class I.............................................  0.53
Class R4............................................  0.77
Class W.............................................  0.98


Effective Aug. 1, 2009 the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Sept. 30, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class' average daily net assets:

Class A.............................................  0.85%
Class B.............................................  1.61
Class C.............................................  1.60
Class I.............................................  0.49
Class R4............................................  0.79
Class W.............................................  0.94


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

BANK FEE CREDITS
During the year ended July 31, 2009, the Fund's transfer agency fees were reduced by $120 as a result of bank fee credits from overnight cash balances.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from Aug. 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $27,329 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $670,025,494 and $603,982,692, respectively, for the year ended July 31, 2009. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
48  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED JULY 31,                           2009        2008
-----------------------------------------------------------------
CLASS A
Sold                                        8,133,222   2,643,770
Converted from Class B shares*                159,953     106,555
Reinvested distributions                      252,680     237,754
Redeemed                                   (3,105,368) (2,705,890)
-----------------------------------------------------------------
Net increase (decrease)                     5,440,487     282,189
-----------------------------------------------------------------

CLASS B
Sold                                          436,504     294,168
Reinvested distributions                       24,638      30,189
Converted to Class A shares*                 (159,955)   (106,668)
Redeemed                                     (320,832)   (440,823)
-----------------------------------------------------------------
Net increase (decrease)                       (19,645)   (223,134)
-----------------------------------------------------------------

CLASS C
Sold                                          882,968      34,460
Reinvested distributions                        6,353       5,036
Redeemed                                      (56,588)    (35,142)
-----------------------------------------------------------------
Net increase (decrease)                       832,733       4,354
-----------------------------------------------------------------

CLASS I
Sold                                        4,723,101   3,385,589
Reinvested distributions                      477,620     425,624
Redeemed                                   (3,433,341)   (748,491)
-----------------------------------------------------------------
Net increase (decrease)                     1,767,380   3,062,722
-----------------------------------------------------------------

CLASS R4
Sold                                           11,470          --
Reinvested distributions                          102          --
Redeemed                                       (2,170)         --
-----------------------------------------------------------------
Net increase (decrease)                         9,402          --
-----------------------------------------------------------------

CLASS W
Sold                                               --       7,375
Reinvested distributions                           --          --
Redeemed                                           --      (7,375)
-----------------------------------------------------------------
Net increase (decrease)                            --          --
-----------------------------------------------------------------


* Automatic conversion of Class B shares to Class A shares based on the original purchase.

7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association

--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



(JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At July 31, 2009, securities valued at $14,536,808 were on loan, secured by U.S. government securities valued at $528,498 and by cash collateral of $14,245,288 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Income of $36,962 earned from securities lending from Dec. 1, 2008 through July 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement. For the period from August 1, 2008 through Nov. 30, 2008, the Fund had no securities on loan.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares

--------------------------------------------------------------------------------
50  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



of RiverSource Short-Term Cash Fund aggregated $203,345,064 and $215,089,250, respectively, for the year ended July 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at July 31, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2009.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, recognition of unrealized appreciation (depreciation) for certain derivative investments, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $122,184 and accumulated net realized loss has been increased by $122,184.

The tax character of distributions paid for the years indicated is as follows:

                                            YEAR ENDED JULY 31,
                                      2009                      2008
                            ------------------------  ------------------------
                             ORDINARY     LONG-TERM    ORDINARY     LONG-TERM
                              INCOME    CAPITAL GAIN    INCOME    CAPITAL GAIN
------------------------------------------------------------------------------
Class A...................  $2,661,613       --       $2,537,723       --
Class B...................     241,340       --          313,610       --
Class C...................      76,814       --           54,549       --
Class I...................   4,380,054       --        4,066,656       --
Class R4..................       1,429       --              418       --
Class W...................         180       --              245       --


At July 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $    757,725
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $(17,251,758)
Unrealized appreciation (depreciation).........  $ 10,186,326


For federal income tax purposes, the Fund had a capital loss carry-over of $3,032,359 at July 31, 2009, that if not offset by capital gains will expire as follows:

   2015         2017
$2,206,552    $825,807


Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses

--------------------------------------------------------------------------------
52  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At July 31, 2009, the Fund had a post-October loss of $14,219,399 that is treated for income tax purposes as occurring on August 1, 2009.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Sept. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v.

--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the

--------------------------------------------------------------------------------
54  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE LIMITED DURATION BOND FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Limited Duration Bond Fund (the
Fund) (one of the portfolios constituting the RiverSource Bond Series, Inc.) as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
56  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Limited Duration Bond Fund of the RiverSource Bond Series, Inc at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
September 21, 2009


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  57

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      0.00%
    Dividends Received Deduction for corporations................      0.00%
    U.S. Government Obligations..................................      4.02%


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
58  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
60  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 43                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company, RiverSource Service Corporation and Seligman
Age 58                                           Data Corp. since 2009; Chief Compliance Officer for
                                                 each of the Seligman funds since 2004 and all funds in
                                                 the RiverSource Family of Funds since 2009; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
62  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2009, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 7-8, 2009 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Palo Alto). Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS

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                RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  63

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------



Agreement. Further, the Board considered RiverSource Investments' ability to retain key personnel and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods, recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2007 to December 2008. The Board observed that the Fund's investment performance reflected the interrelationship of exceptionally challenging market conditions with the investment strategies employed by the portfolio management team. Further, the Board noted that appropriate measures have been taken to restructure the portfolio management team.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product


--------------------------------------------------------------------------------
64  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment, if applicable), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2009, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.


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                RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT  65

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


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66  RIVERSOURCE LIMITED DURATION BOND FUND -- 2009 ANNUAL REPORT

RIVERSOURCE LIMITED DURATION BOND FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                              S-6265 J (9/09)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended July 31, to Ernst & Young LLP for professional services rendered for the audits of the annual financial statements for RiverSource Bond Series, Inc. were as follows:

                       2009 - $122,684   2008 - $121,460

(b) Audit-Related Fees. The fees for the year ended July 31, to Ernst & Young LLP for additional audit-related services rendered for RiverSource Bond Series, Inc. were as follows:

                         2009 - $2,583   2008 - $3,500

(c) Tax Fees. The fees for the year ended July 31, to Ernst & Young LLP for tax compliance related services rendered for RiverSource Bond Series, Inc. were as follows:

                        2009 - $14,751   2008 - $13,992

(d) All Other Fees. The fees for the year ended July 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Bond Series, Inc. were as follows:

                             2009 - $0   2008 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2009 and 2008 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended July 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                       2009 - $839,820   2008 - $630,692

(h) 100% of the services performed in item (g) above during 2009 and 2008 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

     (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

     (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under
     Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

     (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

     (a)(3) Not applicable.

     (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Bond Series, Inc.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date October 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date October 2, 2009


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date October 2, 2009